                                                                    EXHIBIT 10.9


                                 LEASE AGREEMENT




               THE DEVELOPMENT AUTHORITY OF THE CITY OF MANCHESTER

                                       AND

                         HORIZON MEDICAL PRODUCTS, INC.

                            Dated as of July 1, 1996






       This Lease Agreement (including the Trustee's rights but excluding certain rights of The Development Authority of the City of Manchester) has been assigned to Synovus Trust Company, Columbus, Georgia, as Trustee, and is subject to a security interest in favor of the Trustee under the Indenture of Trust dated as of the date hereof by and between The Development Authority of the City of Manchester and the Trustee.

                                 LEASE AGREEMENT

                                Table of Contents

(The Table of Contents is not a part of the Lease Agreement but is for convenience of reference only)

                                                      ARTICLE I

                                                     DEFINITIONS
SECTION 1.1. Definitions ............................................................................... 1
SECTION 1.2. Rules of Construction ..................................................................... 6

                                                     ARTICLE II

                                           AGREEMENTS AND REPRESENTATIONS

SECTION 2.1. Representations by the Issuer ............................................................. 7
SECTION 2.2. Representations by the Company ............................................................ 8

                                                    ARTICLE III

                                      LEASING CLAUSES AND WARRANTY OF TITLE

SECTION 3.1. Agreement to Acquire, Construct, Install, Improve and
             Equip the Project .........................................................................13
SECTION 3.2. Lease of the Project ......................................................................14
SECTION 3.3. Issuer to Pursue Remedies Against Suppliers, Contractors
             and Subcontractors and Their Sureties .....................................................14
SECTION 3.4. Quiet Enjoyment ...........................................................................15
SECTION 3.5. Restrictions on Sale of Project by Issuer .................................................15

                                                     ARTICLE IV

                                               ISSUANCE OF THE BONDS

SECTION 4.1. Agreement to Issue Bonds: Application of Bond Proceeds;
             Additional Bonds ..........................................................................15
SECTION 4.2. Disbursements from the Construction Fund ..................................................16
SECTION 4.3. Authorized Company's Representative .......................................................18
SECTION 4.4. Authorized Issuer's Representative ........................................................19

                                                ARTICLE V

                              EFFECTIVE DATE OF THIS AGREEMENT; DURATION OF
                                   AGREEMENT TERM; REPAYMENT PROVISIONS


SECTION 5.1. Effective Date of this Agreement; Duration of Agreement Term ............................. 20
SECTION 5.2. Lease Payments Payable ................................................................... 20
SECTION 5.3. Payment of Lease Payments ................................................................ 21
SECTION 5.4. Obligations Unconditional ................................................................ 21

                                                ARTICLE VI

                              MAINTENANCE, MODIFICATIONS, OPERATION, LIENS,
                                  AFTER-ACQUIRED PROPERTY, INSURANCE AND
                                      OTHER COVENANTS OF THE COMPANY

SECTION 6.1.  Maintenance of Project .................................................................. 23
SECTION 6.2.  Removal and Substitution of Project Fixtures ............................................ 24
SECTION 6.3.  No Abatement of Lease Payments .......................................................... 24
SECTION 6.4.  Liens and Encumbrances .................................................................. 24
SECTION 6.5.  Permitted Contests ...................................................................... 25
SECTION 6.6.  Notice of Event of Default .............................................................. 25
SECTION 6.7.  Inspections, Reports and Financial Statements............................................ 26
SECTION 6.8.  Other Financial Information ............................................................. 27
SECTION 6.9.  Insurance ............................................................................... 27
SECTION 6.10. Additional Provisions Respecting Insurance .............................................. 28
SECTION 6.11. Damage, Destruction or Loss of Property; Obligation to
              Rebuild; Use of Insurance Proceeds and Condemnation Awards................................28
SECTION 6.12. Assignment, Subleasing and Sale; Release ................................................ 30
SECTION 6.13. Proceeds from Title Insurance ........................................................... 32
SECTION 6.14. Maintenance of Corporate Existence ...................................................... 32
SECTION 6.15. Hazardous Substances .................................................................... 32

                                               ARTICLE VII

                                            SPECIAL COVENANTS

SECTION 7.1. Issuer's Expenses; Release and Indemnification Provisions ................................ 33
SECTION 7.2. Compliance With All Laws ................................................................. 34
SECTION 7.3. Arbitrage; Preservation of Tax-Exemption ................................................. 34


SECTION 7.4.  Certain Covenants with Respect to Compliance
              with Arbitrage Requirements for Investments in
              Nonpurpose Investments and Rebate to the United
              States of America ........................................................................ 34
SECTION 7.5.  Covenant as to Use of Bond Proceeds and Other Matters,
              Payback Provision ........................................................................ 35
SECTION 7.6.  Special Covenants Related to the Project ................................................. 36

                                                    ARTICLE VIII

                               REDEMPTION OF BONDS; PUT OPTION; ADDITIONAL LEASE
                                 PAYMENTS; OBLIGATION CONTINUES; PREPAYMENT AND
                                                     ABATEMENT

SECTION 8.1.  Redemption of Bonds ...................................................................... 37
SECTION 8.2.  Permissible Prepayment of Lease Payments ................................................. 37
SECTION 8.3.  Mandatory Prepayment of Lease Payments ................................................... 37
SECTION 8.4.  [Intentionally Omitted] .................................................................. 38
SECTION 8.5.  Vesting of Interest in Issuer ............................................................ 38
SECTION 8.6.  References to Bonds Ineffective After Bonds Paid ......................................... 38
SECTION 8.7.  Options .................................................................................. 38

                                                     ARTICLE IX

                                          EVENTS OF DEFAULT AND REMEDIES

SECTION 9.1.  Events of Default Defined ................................................................ 40
SECTION 9.2.  Remedies on Default ...................................................................... 41
SECTION 9.3.  Authorization to Foreclose ............................................................... 42
SECTION 9.4.  No Remedy Exclusive ...................................................................... 42
SECTION 9.5.  Agreement to Pay Attorneys' Fees and Expenses ............................................ 43
SECTION 9.6.  No Additional Waiver Implied by One Waiver ............................................... 43
SECTION 9.7.  Issuer's Right to Advance Funds upon Default;
              Reimbursement of Same .................................................................... 43

                                                     ARTICLE X

                                                   MISCELLANEOUS

SECTION 10.1. Notices .................................................................................. 44

SECTION 10.2.  Binding Effect; Controlling Law ....................................................... 45
SECTION 10.3.  Severability .......................................................................... 45
SECTION 10.4.  Amounts Remaining in Funds ............................................................ 45
SECTION 10.5.  Complete Agreement; Supplements or Amendment .........................................  45
SECTION 10.6.  Controlling Law; Members of Issuer Not Liable ......................................... 45
SECTION 10.7.  Company Approval of Indenture ......................................................... 45
SECTION 10.8.  Further Assurances .................................................................... 46
SECTION 10.9.  Rights not Extinguished ............................................................... 46
SECTION 10.10. Agreed to and Accepted by Original Purchase ........................................... 46
SECTION 10.11. Execution of Counterparts ............................................................. 46
SECTION 10.12. No Warranty of Condition or
               Suitability by Issuer ................................................................. 46
SECTION 10.13. Net Lease ............................................................................. 46
SECTION 10.14. Recording ............................................................................. 46

Exhibit A      Project Description
Exhibit B      Project Site
Exhibit C      Project Fixtures
Exhibit D      Permitted Encumbrances
Exhibit E      Plans and Specifications
Exhibit F      Basic Contract
Exhibit G      General Contract
Exhibit H      Commitment Letter
Exhibit I      Budget

                                 LEASE AGREEMENT

       THIS LEASE AGREEMENT, made and entered into as of the 1st day of July, 1996, between THE DEVELOPMENT AUTHORITY OF THE CITY OF MANCHESTER (the "Issuer"), a public body corporate and politic organized and existing under the laws of the State of Georgia, and HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Company").

                                  WITNESSETH:

       In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt, liability or obligation of the City of Manchester, the Issuer or of the State of Georgia or any political subdivision thereof but shall be payable solely out of the rents, payments and revenues derived from or pursuant to this Lease Agreement and the other collateral expressly pledged and encumbered therefor and from the sale of the Bonds referred to in Section 4.1 hereof):

                                    ARTICLE I

                                   DEFINITIONS

       SECTION 1.1. Definitions. Unless otherwise defined in the Indenture or some other meaning is plainly intended, the following terms shall have the following definitions:

       "Act" means the Constitution of the State of Georgia and an act of the General Assembly of the State of Georgia which is codified at O.C.G.A. Section 36-62-1, et seq., as amended and an activating resolution of the City Council of the City of Manchester adopted on December 8, 1975, and other applicable provisions of law.

       "Additional Bonds" means any additional parity Bonds authorized to be issued by the Issuer pursuant to the Indenture.

       "Agreement" means this Lease Agreement and any amendments and supplements hereto.

       "Agreement Term" means the duration of this Agreement as specified in
Section 5.1 hereof, subject to any options to extend or terminate this Agreement in Section 8.7 herein.

       "Architect" means Hal Herndon & Associates, P.C. and its successors and assigns.

       "Authorized Company's Representative" means the person at the time designated to act on behalf of the Company by written certificate furnished to the Issuer and the Trustee containing the specimen signature of such person, which certificate may designate an alternate or alternates.

       "Authorized Issuer Representative" means the person at the time designated to act on behalf of the Issuer by written certificate furnished to the Trustee containing the specimen signature of such person, which certificate may designate an alternate or alternates.

       "Basic Contract" means a certain contract relating to infrastructure improvements between and among the Issuer, the Company and the Langford Construction Company of LaGrange, Georgia dated March 15, 1996 and attached hereto as Exhibit F.

       "Bond Counsel" means counsel experienced in matters relating to the validity of, and the exclusion from gross income for federal income tax purposes of interest on, obligations of states and their political subdivisions.

       "Bondholder" means the registered owner (or its authorized representative) of any Bonds at any time outstanding.

       "Bond Registrar" means the registrar appointed by the Issuer, from time to time, under the provisions of Section 2.05 of the Indenture.

       "Bonds" means the 1996 Bonds and any Additional Bonds issued under the Indenture.

       "1996 Bonds" means the $705,000 The Development Authority of the City of Manchester Industrial Development Revenue Bonds (Horizon Medical Products, Inc. Project), Series 1996.

       "Bond Year" means initially, the period commencing on July 2, 1996 and ending July 1, 1997, and thereafter means the period commencing on the 2nd day of July of any calendar year and ending on the 1st day of June of the next succeeding year.

       "Budget" means the budget as set forth in Exhibit I of this Agreement and attached hereto.

       "Business Day" means any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the State of Georgia are authorized by law or executive order to close, (iii) a day on which the New York Stock Exchange is closed, or (iv) a day on which the payment system of the Federal Reserve Bank is not operational.

       "Chairman" means the Chairman or Vice Chairman of the Issuer.

       "City" means the City of Manchester, Georgia.

       "Code" or "1986 Code" means the Internal Revenue Code of 1986, as amended, or any corresponding provision of any future laws of the United States of America relating to federal income taxation, and except as otherwise provided herein or required by the context hereof, includes interpretations thereof contained or set forth in the applicable regulations of the Department of the Treasury (including applicable final regulations, temporary regulations and proposed regulations), the applicable rulings of the Internal Revenue Service (including published Revenue Rulings and private letter rulings) and applicable court decisions.

       "Commitment Letter" means the Commitment Letter, dated March 11, 1996, from the Issuer to the Company, attached hereto as Exhibit H.

       "Company" means Horizon Medical Products, Inc. and its successors and assigns.

       "Construction Fund" means the fund so designated created by Section 5.01 of the Indenture.

       "Cost" or "Costs" means any item of cost within any proper definition of such term under the Act.

       "County" means Meriwether County, a political subdivision of the State of Georgia.

       "Deed to Secure Debt" means the Deed to Secure Debt, dated as of July 1, 1996, or modified or amended from the Issuer to the Trustee.

       "Facility" means that certain building or portion thereof or improvements thereof and all other facilities and improvements forming a part of the Project to be constructed on the Project Site and not constituting part of the Project Fixtures, as they may at any time exist, which is generally described in Exhibit A hereto; provided, however, any improvements or other facilities and structures constructed by the Company on the Project Site outside of the Facility as permitted by the Agreement shall not constitute a part of the Facility.

       "Federal Tax Rate" means the maximum incremental percentage rate of federal income tax applicable to the taxable income of corporations.

       "General Contract" means a certain contract between and among the Issuer, the Company and Langford Construction Company of LaGrange, Georgia, dated March 15, 1996, and attached hereto as Exhibit G.

       "Guarantors" means Cardiac Medical, Inc., and Individual Guarantors.

       "Guaranty Agreement" means the Guaranty Agreement, dated as of July 1, 1996, from the Guarantors to the Trustee and the Original Purchaser, guarantying the obligations of the Company under the Agreement.

       "Hazardous Substance" means and includes those elements, wastes, compounds, materials or substances contained in the list of hazardous substances adopted by the EPA or the list of toxic pollutants designated by the United States Congress or the EPA or defined by any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic of dangerous waste, substance or material.

       "Indenture" means the Indenture of Trust between the Issuer and the Trustee, of even date herewith, pursuant to which (i) the Bonds are authorized to be issued and (ii) the Issuer's interest in this Agreement and the Lease Payments and other revenues received by the Issuer are to be pledged and assigned to the Trustee, and includes any indenture supplemental thereto.

       "Individual Guarantors" means, collectively, Marshall B. Hunt, William E. Peterson, Jr. and Roy C. Mallady, Jr.

       "Issuance Costs" means all costs that are treated as costs of issuing or carrying the Bonds under existing U.S. Treasury Department regulations and rulings.

       "Issuance Date" means the date that the Project is certified by the contractor and the Architect, as having been completed according to the Plans and Specifications, unless disputed by the Company, in which case, as determined by the Architect, whose determination shall be binding on the Issuer and the Company.

       "Issuer" means The Development Authority of the City of Manchester, a public corporate and politic organized and existing under the laws of the State of Georgia, and its successors and assigns.

       "Lease Payments" means the payments described in Article V hereof and required to be paid under the terms hereof.

       "Net Proceeds" means the proceeds from the sale of the Bonds advanced from time to time as set forth herein.

       "Original Purchaser" means Columbus Bank and Trust Company.

       "Permitted Encumbrances" means, as of any particular time, those items shown on Exhibit D.

       "Plans and Specifications" means the plans and specifications for the expansion of and additions to the Facility, submitted to the Issuer by the Company, which shall have been approved by the Company, which comprise the basis of the contracts and which is attached as Exhibit E.

       "Project" means the acquisition, installation, construction, improving and equipping of the Facility and the Project Fixtures on the Project Site, for the manufacture of medical products, all more particularly described in Exhibit "A" attached hereto.

       "Project Fixtures" means the property, if any, which is described generally in Exhibit C hereto as shown on the Plans and Specifications, fixtures and any items of machinery, equipment or other tangible property acquired in substitution for, or as a renewal or replacement of or a modification or improvement to, such property.

       "Project Site" means the real property described in Exhibit "B" attached hereto and to the Indenture, together with easements and other appurtenances thereto.

       "Qualified Project Costs" means Costs of the Project paid or incurred with respect to the Project:

       (a)   for the acquisition, construction, reconstruction, or improvement
(i) of land or (ii) of property that is subject to exhaustion, wear and tear, or obsolescence, that has a useful life in the hands of the Company of more than one year, and that is otherwise of a character subject to the allowance for depreciation under the Code; and

       (b) that, under the Code, are chargeable to the Project's capital account or would be so chargeable either (i) with a proper election by the Company (for example, under Section 266 of the Code), or (ii) but for a proper election by the Company to deduct such amounts.

However, Costs paid prior to January 6, 1996 are not Qualified Project Costs. Further, neither working capital expenditures nor the financing of inventory nor Issuance Costs are Qualified Project Costs. Interest costs accruing during the construction period shall be allocated between Qualified Project Costs and other Costs to be paid from the proceeds of the Bonds. Interest costs accruing after the Construction Period are not Qualified Project Costs.

       "Rebate Amount" means the excess of the future value, as of a computation date, of all receipts on nonpurpose investments (as defined in Section 1.148-3 of the Income Tax Regulations) over the future value, as of that date, of all payments on nonpurpose investments, all as provided by regulations under the Code implementing Section 148 thereof.

       "Reimbursement Resolution" means the resolution of the Issuer adopted on March 6, 1995, expressing the intent of the Issuer to allow the Company to reimburse itself from proceeds of tax exempt bonds for amounts previously expended on the Project by the Company.

       "Reserved Rights" means the rights of the Issuer under Sections 6.11, 6.15, 6.18, 7.1, 7.6, 9.5 and 9.7 hereof and its right to receive notices hereunder.

       "Resolution" means the Resolution adopted by the Issuer on June 24, 1996.

       "RLF Loan" means the loan from the Meriwether County/City of Manchester Joint Revolving Loan Fund to the Issuer in the original principal amount of $150,000.

       "Sinking Fund" means The Development Authority of the City of Manchester Industrial Development Revenue Bonds (Horizon Medical Products, Inc. Project) Sinking Fund created by Section 6.02 of the Indenture.

       "State" means the State of Georgia.

       "Substantially all" means ninety-five percent (95%) or more, unless an opinion of Bond Counsel is rendered indicating that such term, as used herein, can have a different meaning.

       "Trustee" means Synovus Trust Company, a Georgia trust company having its principal office in Columbus, Georgia, as the initial Trustee, and its corporate successors, and such other duly appointed trustee at any time serving as such under the Indenture.

       "Yield" shall have the meaning given it by Section 1.148-l(b) of the Regulations and the "issue price" of the Bonds (within the meaning of Sections 1273(b) and 1274 of the 1986 Code and Section 1.148-l(b) of the Regulations) shall be used in calculating Yield.

       SECTION 1.2. Rules of Construction. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall clearly indicate to the contrary:

       (a) The words "Bond," "holder," and "person" shall include the plural as well as the singular number;

       (b) The word "person" shall include corporations and associations, including public bodies, as well as natural persons;

       (c) "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement and not solely to the particular portion thereof in which any such word is used:

       (d) All references herein to particular Articles or Sections are references to Articles or Sections of this Agreement: and

       (e) All references herein to specific sections of the 1986 Code refer to such sections of the 1986 Code and all amendments to such sections and all successor or replacement provisions thereto.

                                   ARTICLE II

                         AGREEMENTS AND REPRESENTATIONS

       SECTION 2.1. Representations by the Issuer. The Issuer makes the following representations as the basis for the undertakings on its part herein contained:

       (a) The Issuer is a public body corporate and politic organized and existing under the laws of the State of Georgia, and is duly authorized under the provisions of the Act to enter into, execute and deliver this Agreement and the Deed to Secure Debt, to issue the Bonds and to undertake the transactions contemplated by this Agreement and the Deed to Secure Debt and to carry out its obligations hereunder. By the duly adopted Resolution, the Issuer has duly authorized the execution and delivery of this Agreement and the Deed to Secure Debt and the Indenture.

       (b) After reasonable public notice given by publication at least 14 days in advance in The Meriwether County Vindicator, a newspaper in general circulation in Meriwether County, Georgia, the Issuer held a public hearing on May 6,1996, concerning the issuance of the 1996 Bonds and the nature and location of the Project.

       (c) On May 6, 1996, following such public hearing, the Mayor of the City of Manchester, Georgia, the chief elected official of Manchester, Georgia, approved the issuance of the 1996 Bonds. Manchester, Georgia has jurisdiction over the entire area in which the Project is located.

       (d) The Issuer covenants that it will not pledge the amounts derived from this Agreement other than as contemplated by the Indenture.

       (e) The Issuer has good and marketable title to that certain real property specifically described in Exhibit "B" attached hereto and incorporated herein by reference, subject only to Permitted Encumbrances.

       (f) The real property specifically described in Exhibit "B" is located wholly within the jurisdictional limits of the City.

       (g) There are no actions, suits, proceedings, inquiries or investigations pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer in any court or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by this Agreement or the Indenture or which, in any way, would adversely affect the validity or enforceability of the Bonds, the Indenture, this Agreement or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

       (h) The issuance and sale of the Bonds and the execution and delivery by the Issuer of this Agreement and the Indenture, and the compliance by the Issuer with all of the provisions of each thereof and of the Bonds (i) are within the purposes, powers and authority of the Issuer, (ii) have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Issuer a violation of or a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any property of the Issuer (other than as contemplated by this Agreement and the Indenture) under the provisions of, any charter instrument, by-law, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Issuer.

       (i) Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of this Agreement and the Indenture or the offer, issue, sale or delivery of the Bonds, other than those already obtained.

       (j) No event has occurred and no condition exists with respect to the Issuer which would constitute an "event of default" as defined in this Agreement or the Indenture or which, with the lapse of time or with the giving of notice or both, would become an "event of default" under this Agreement or the Indenture. The Issuer is not in default under the Act or under any charter instrument, by-law or other agreement or instrument to which it is a party or by which it is bound.

       SECTION 2.2. Representations by the Company. The Company makes the following representations as the basis for the undertakings on its part herein contained:

       (a) The Company is a corporation duly organized and validly existing under the laws of the State of Georgia. The Company is not in violation of any provision of their operating agreements as amended, has the corporate power to enter into and perform this Agreement, and has duly authorized by proper corporate action the execution and delivery of this Agreement, and is qualified to do business and is in good standing under the laws of the State.

       (b) The Company agrees that during the Term of Agreement it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another legal entity or permit one or more other legal entities to consolidate with or merge into it, without the prior written consent of the Issuer and the Bondholders which will not be unreasonably withheld or delayed; provided, however, no consent of the Issuer is required, if the surviving entity after any consolidation or merger as described above shall have substantially the same net worth or greater net worth as the Company prior to such consolidation or merger.

       (c) To the best knowledge of the Company and its principals, based upon due diligence, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions hereof or thereof conflicts with or results in a breach of the articles of incorporation, operating agreements or the bylaws, as applicable, of the Company or the terms, conditions, or provisions of any agreement or instrument to which the Company is now a party or by which the Company is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any such instrument or agreement.

       (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, known (to the Company and its principals) to be pending or threatened against or affecting the Company or any of its officers, nor to the best knowledge of the Company is there any basis therefor, wherein an unfavorable decision, ruling, or finding would materially adversely affect the transactions contemplated by this Agreement or which would adversely affect, in any way, the validity or enforceability of the Bonds, this Agreement or any agreement or instrument to which the Company is a party, used or contemplated for use in the consummation of the transactions contemplated hereby.

       (e) The Project is of the type authorized and permitted by the Act, and its estimated Cost is not less than $705,000.

       (f) The Net Proceeds from the sale of the Bonds will be used only for payment of Costs of the Project and to pay a portion of the costs of issuance of the Bonds. None of the Net Proceeds from the sale of the Bonds will be used as working capital or to finance inventory.

       (g) The Company will use due diligence to cause the Project to be operated in accordance with the laws, rulings, regulations and ordinances of the State and the departments, agencies and political subdivisions thereof. The Company has obtained or will cause to be obtained all requisite approvals of the State and of other federal, state, regional and local governmental bodies for the acquisition, construction, improving and equipping of the Project.

       (h) The Company will fully and faithfully perform all the duties and obligations which the Issuer has covenanted and agreed in the Indenture to cause the Company to perform, any duties and obligations which the Company is required in the Indenture to perform and any delegable or assignable duties and obligations which the Issuer is required in the Indenture to perform. The foregoing shall not apply to any duty or undertaking of the Issuer which by its nature cannot be delegated or assigned.

       (i) Except for any architectural. engineering, surveying, soil testing, or similar preliminary activities occurring earlier, the commencement of the construction, improvement and equipping of the Project, and each of the several components thereof, occurred on or after January 6, 1996, the date which is sixty (60) days prior to adoption by the Issuer of the Reimbursement Resolution. No proceeds of the 1996 Bonds will be used to reimburse the Company or the Issuer for amounts paid prior to such date other than for "preliminary expenditures" as defined in Section 1.150-2(f) of the Income Tax Regulations.

       (j) The Project presently constitutes and at the completion thereof and until the expiration of the Agreement Term will constitute a "project" within the meaning of the Act.

       (k) The Company has entered into various contracts providing for the acquisition, construction, improvement and equipping of the Project and the amounts required to be paid under said contracts exceed five percent (5%) of the net sale proceeds of the portion of the 1996 Bonds financing the Project.

       (1) The Project consists of land and/or property subject to the allowance for depreciation under the Code, and Substantially All of the Net Proceeds of the 1996 Bonds, including earnings from the investment thereof, will be used to pay Qualified Project Costs.

       (m) Based on current facts, estimates and circumstances, it is presently expected that:

             (1) the acquisition construction, improvement and equipping of the Project and the expenditure of all Bond proceeds will be completed by August 1, 1996;

             (2) the Company will proceed with due diligence toward completion of the Project and the expenditure of the Net Proceeds of the Bonds in connection with the Project;

             (3) the Net Proceeds from the issuance of the 1996 Bonds are needed for the purpose of paying all or a part of the Cost of the Project; and

             (4) the Project will not be sold or disposed of in a manner producing proceeds which, together with accumulated proceeds or earnings thereon, would not be sufficient, if paid by the Company to the Issuer, to enable the issuer to retire substantially all of the Bonds prior to the maturity of the Bonds.

       (n) As of the date of execution and delivery of this Agreement, there exists no default or any condition or event which would constitute, or with the passage of time or the giving of notice, or both, would constitute a default hereunder.

       (o) The average maturity of the 1996 Bonds financing the Project does not exceed one hundred twenty percent (120%) of the average reasonably expected economic life of the Project, with the average reasonably expected economic life of each component of the Project being measured from the later of the date of issuance of the 1996 Bonds or the date such asset is reasonably expected to be placed in service and by taking into account the respective cost of each asset being financed.

       (p) (i) The payment of principal or interest with respect to the 1996 Bonds is not guaranteed (in whole or in part) by the United States (or any agency or instrumentality thereof); (ii) five percent or more of the proceeds of the 1996 Bonds will not be (A) used in making loans the payment of principal and interest with respect to which are to be guaranteed (in whole or in part) by the United States (or any agency or instrumentality thereof), or (B) invested (directly or indirectly) in federally insured deposits or accounts as defined in
Section 149(b) of the Code; and (iii) the payment of principal or interest on the 1996 Bonds is not otherwise indirectly guaranteed (in whole or in part) by the United States (or any agency or instrumentality thereof).

       The foregoing provisions of this subsection shall not apply to proceeds of the Bonds being (u) invested for an initial temporary period until such proceeds are needed for the purpose for which such issue was issued; (v) invested in a bona fide debt service fund; (w) investments of a reserve which meets the requirements of Section 148(d) of the Code with respect to reasonably required reserve or replacement funds; (x) investments held in a refunding escrow (i.e. a fund containing proceeds of a refunding bond issue established to provide for the payment of principal or interest on one or more prior bond issues); (y) invested in obligations issued by the United States Treasury; or
(z) invested in other investments permitted under regulations promulgated pursuant to Section 149(b)(3)(B)(v) of the Code.

       (q) Any information supplied by the Company that has been relied upon by the Issuer, the Trustee and by Bond Counsel with respect to the eligibility of the 1996 Project and the exclusion from gross income for federal income tax purposes of interest on the Bonds is true and correct.

       (r) All proceeds of the Bonds will be used to pay the "cost" of the Project.

       (s) All components of the Project are or will be located wholly within the boundaries of the Project Site, and the Project Site is located completely within the areas of the City.

       (t) This Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with its terms.

       (u) There is no other bond or issue of bonds, the interest on which is tax exempt pursuant to Section 144(a) of the Code or Section 103(b)(6) of the Internal Revenue Code of 1954, as amended, part or all of the net proceeds of which are to be used with part or all of the net proceeds of the 1996 Bonds with respect to a single building, an enclosed shopping mall, or a strip of offices, stores or warehouses using substantial common facilities, as contemplated by
Section 144(a)(9) of the Code. There are no common entrances, plazas, malls, lobbies, parking, elevators or stairways shared by the Project and any other facility financed with tax-exempt bonds for use by employees or patrons of the Project and such facility.

       (v) Neither the Company, nor persons related (as such term is used in the Code) to the Company are owners or principal users (as such term is used in the Code) of any facility (other than the Project) in the areas of the City, or outside of, but contiguous with, the areas of the City.

       (w) The Project is not integrated with any facility located outside of the areas of the City.

       (x) (i) The aggregate authorized face amount of the 1996 Bonds allocated to any test-period beneficiary (as such term is used in the Code), when increased by the outstanding tax-exempt facility-related bonds (within the meaning of Section 144(a)(10) of the Code) of such beneficiary, does not exceed $40,000,000. (ii) For purposes of applying subparagraph (i) above, with respect to any issue, the outstanding tax-exempt facility-related bonds of any person who is a test-period beneficiary, as such term is used in the Code, with respect to such issue is the aggregate face amount of all tax-exempt bonds which, within the meaning of Section 144(a)(10)(B)(ii) of the Code, are exempt facility bonds, qualified small issue bonds and qualified redevelopment bonds or industrial development bonds (as defined in Section 103(b)(2) of the Internal Revenue Code of 1954, as in effect on the date before the date of enactment of the Tax Reform Act of 1986) to which Section 141(a) of the Code does not apply: (A) which are allocated to such beneficiary, and (B) which are outstanding on the date of issuance of the Bonds (not including as outstanding any obligation which is to be redeemed from the proceeds of the Bonds). (iii) The amount of any issue shall be allocated so that: (y) except as may otherwise be provided in regulations promulgated under Section 144(a)(10)(C) of the Code, the portion of the face amount of any issue allocated to any test-period beneficiary of the facility financed by the proceeds of such issue (other than an owner of such facility) is an amount which bears the same relationship to the entire face amount of such issue as the portion of such facility used by such beneficiary bears to the entire facility; and (z) except as otherwise provided in regulations promulgated under Section 144(a)(10)(C) of the Code, the portion of the face amount of an issue allocated to any test period beneficiary who is an owner a facility financed by the proceeds of such issue is an amount which bears the same relationship to the entire face amount of such issue as the portion of such facility owned by such beneficiary bears to the entire facility.

       (y) The information furnished by the Company and used by the Issuer in making its election to issue the 1996 Bonds pursuant to Section 144(a)(4) of the Code was true and complete as of the date hereof.

       (z) No customer of the Company is expected to purchase ten percent (10%) or more of the Company's annual output from the Project during the first three years after the initial issuance of 1996 Bonds which would constitute a "principal user" of the Project within the meaning of Section 144(a)(4) of the Code.

       (aa) The Project constitutes a "manufacturing facility" within the meaning and contemplation of Section 144(a)(12) of the Code, and any office space included as part of the 1996 Project will be (i) located at or within the Project, (ii) directly related to the day-to-day manufacturing operations at the Project and (iii) de minimis in size and cost in relation to the size and cost of the Project.

       (bb) None of the proceeds from the issuance of the Bonds shall be used to provide any airplane, skybox or other private luxury box any facility primarily used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises. No more than 2% of the proceeds of the portion of the Bonds financing the Project will be used for Issuance Costs of that portion of the Bonds and no more than 2% of the proceeds of the Bonds will be used for Issuance Costs of the Bonds.

       (cc) The Company is financially responsible and fully capable and willing to fulfill its obligations under this Agreement, including the obligations to make payments in the amounts and at the times required hereunder; to operate, repair and maintain at its own expense the Project; and to serve the purposes of the Act and this Agreement.

       All of the above representations, warranties and covenants shall survive the making of this Lease Agreement.

                                   ARTICLE III

                      LEASING CLAUSES AND WARRANTY OF TITLE

       SECTION 3.1. Agreement to Acquire Construct Install Improve and Equip the Project. The Issuer agrees to make all contracts, including the Basic Contract and the General Contract and do all things necessary for the acquisition, construction, improving, and equipping of the Project, upon written instructions from the Company, with or without advertising for bids, and the Issuer agrees that it will cause the Facility to be constructed, modified or improved on the Project Site substantially in accordance with the Plans and Specifications prepared by or at the direction of the Company and the Project Fixtures to be installed therein. The Issuer, upon written instructions from the Company, shall make such change orders as the Company deems necessary or desirable within the budget for the Project or if paid by the Company.

       The Issuer and the Company agree that all items described as a part of the Commitment Letter attached as Exhibit H hereto have been obtained to the satisfaction of the Issuer, the Company, the Trustee and the Original Purchaser.

       The Issuer further agrees that it will acquire, construct, improve, and equip the Project with all reasonable dispatch and use its best efforts to cause acquisition, construction, improving, equipping, and occupancy of the Project to be completed by September 1, 1996, or as soon thereafter as may be practicable, delays caused by force majeure only excepted; but if for any reason such acquisition, construction, improving and equipping is not completed by said date there shall be no resulting liability on the part of the Issuer and no diminution in or postponement of the payments required in Section 5.2 hereof to be paid by the Company.

       The Issuer further agrees that it will acquire and install in the Facility or on the Project Site, the Project Fixtures and such other items of machinery, equipment and related property as in the Company's judgment may be necessary for the operation of the Project, as long as the same is within the budget for the Project or paid by the Company. The Project Fixtures shall be the property of the Issuer and subject to the terms hereof.

       The Issuer further agrees to pay relocation and leasehold improvement costs upon invoice from the Company in the amount of $209,000.00. The Company will invoice the Issuer from time to time for such relocation and leasehold improvement costs incurred by the Company.

       SECTION 3.2. Lease of the Project. The Issuer hereby demises and leases to the Company, subject to Permitted Encumbrances, and the Company hereby leases from the Issuer, subject to Permitted Encumbrances, for and during the Agreement Term, the Project.

       SECTION 3.3. Issuer to Pursue Remedies Against Suppliers. Contractors and Subcontractors and Their Sureties. At the direction and sole cost of the Company, the Issuer will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Issuer against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project. If the Company shall so notify the Issuer, the Company may, in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Issuer agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the Issuer in any such action or proceeding. In addition, the Issuer recognizes that it may be entitled to a refund of certain sales, use or other taxes levied and paid on goods and merchandise which are used in the construction of the Project and which become an integral part thereof. The Issuer agrees that it will, at the request and expense of the Company, take all necessary action to obtain any such refund to which it is entitled.

       SECTION 3.4. Quiet Enjoyment. The Issuer warrants and agrees that it will defend the Company in the quiet enjoyment and peaceable possession of the Project, free from all claims of all persons claiming by, through or under the Issuer, throughout the Agreement Term, so long as the Company shall perform the agreements to be performed by it hereunder, or so long as the period for remedying any failure in such performance shall not have expired.

       SECTION 3.5. Restrictions on Sale of Project by Issuer. Except as set forth in the Indenture, the Issuer agrees that it shall not (a) encumber, sell, assign, transfer or convey the Project during the Agreement Term, or (b) take any other action which might reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project or on its title in and to the Project. If the laws of the State at the time permit such action to be taken, nothing contained in this Section shall prevent the consolidation of the Issuer with, or the merger of the Issuer into, or the transfer of the Project as an entirety to, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of owning and leasing the Project: provided (i) that no such action shall be taken without the prior written consent of the Company which consent shall not be unreasonably withheld, unless such action shall be required by law, and (ii) that upon any such consolidation, merger or transfer, the due and punctual performance and observance of all the agreements hereof to be kept and performed by the Issuer shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

                                   ARTICLE IV

                              ISSUANCE OF THE BONDS

       SECTION 4.1. Agreement to Issue Bonds: Application of Bond Proceeds; Additional Bonds.

       (a) In order to provide funds to the Company and the Issuer to be used, together with other funds of the Company or the Issuer, to finance the Project, the Issuer agrees that it will, concurrently herewith, sell and cause to be delivered to the Original Purchaser the 1996 bonds in the original aggregate principal amount of Seven Hundred and Five Thousand Dollars ($705,000), in each case bearing interest and maturing as provided in the Indenture; and it will thereupon deposit the proceeds thereof in the manner provided by the Indenture.

       (b) The Issuer may authorize the issuance of Additional Bonds for the purposes, upon the terms and conditions provided in the Indenture. If the Company is not in default hereunder, the Issuer agrees, at the request of the Company, from time to time, to consider the issuance of the amount of Additional Bonds specified by the Company (within the limits and under the conditions specified above and in the Indenture), provided that (i) the terms, manner of issuance, purchase price and disposition of proceeds of the sale of such Additional Bonds shall have been approved in writing by the Company, (ii) the Company and the Issuer shall have entered into an amendment to this Agreement to provide for an increase in the amounts available hereunder and providing for Lease Payments in an amount at least sufficient to pay the principal of, premium, if any, and interest on the Additional Bonds as the same shall mature and become due, and to make all other required payments under such amendment, and (iii) the Issuer shall have otherwise complied with the provisions of the Indenture with respect to the issuance of such Additional Bonds. Such amendment will provide that any improvements or additions to the Project financed with the proceeds of Additional Bonds shall become a part of the Project and shall be included under this Agreement to the same extent as if originally included hereunder.

       (c) The Issuers failure to issue Additional Bonds, whether or not such failure is the result of the Issuer's breach of its obligations under this Section, will not release the Company from the obligation to pay the Lease Payments or from any of the Company's other obligations under this Agreement.

       SECTION 4.2. Disbursements from the Construction Fund. The Trustee will use the moneys in the Construction Fund for the payment of the Cost of the Project, or for such other purposes as may be provided in any amendment or supplement hereto executed in connection with the issuance of Additional Bonds or as otherwise provided herein. Each requisition for payment from the Construction Fund shall be subject to the prior written approval of the Original Purchaser and shall be in accordance with the Budget.

       Before any of the payments from the Construction Fund for the acquisition, construction and equipping of the Project may be made, the Original Purchaser shall have by the signature of its authorized signatory approved such payment, and the Authorized Company's Representative or Authorized Issuer Representative shall certify with respect to each such payment that:

              (i) such obligation is a permitted Cost of the Project, is a proper charge against the Construction Fund and none of the items for which the payment is proposed to be made has formed the basis for any payment theretofore made from the Construction Fund;

             (ii) each item for which the payment is proposed to be made is or was appropriate in connection with the acquisition, construction and equipping of the Project;

              (iii)(a) If all disbursements from the Construction Fund to be used to pay Issuance Costs have not yet been made, the disbursement requested will be used only to pay either Qualified Project Costs or Issuance Costs.

                   (b) If all Issuance Costs to be paid with disbursements from the Construction Fund have previously been requisitioned but the aggregate Qualified Project Costs paid with previous advances and disbursements and to be paid with the disbursement requested do not equal or exceed Substantially All of the Costs of the Project paid (or to be paid) with the requested disbursements, the disbursement requested will be used only for Qualified Project Costs.

                   (c) If all Issuance Costs to be paid with disbursements from the Construction Fund have previously been requisitioned and the aggregate Qualified Project Costs paid with disbursements equals or exceeds Substantially All of the Costs of the Project paid with those previous disbursements, the disbursement requested, when added to all advances of Bond proceeds and disbursements under previous requisitions, will not result in less than Substantially All of the total of such disbursements having been used to pay Qualified Project Costs;

             (iv) all requested disbursements related to Issuance Costs of the Bonds, when added to all advances and disbursements for such Issuance Costs under previous requisitions, will not result in more than two percent (2%) of the proceeds of the Bonds having been drawn from the Construction Fund or otherwise used to pay such Issuance Costs.

              (v) there has not been recorded or filed with or served upon the Company or the Issuer, notice of any lien, right to lien or attachment upon or claim affecting the right to receive payment of, any of the moneys payable to any of the persons or firms named in such requisition, which has not been released or will not be released simultaneously with the payment of such obligation;

             (vi) such requisition contains no item representing payment on account of any portion of such obligation which the Company or the Issuer are, as of the date of such requisition, entitled to retain under any retained percentage agreement;

            (vii) insofar as such obligation was incurred for labor, services, material, supplies or equipment, (a) such labor and services were actually performed in a satisfactory manner in connection with the acquisition, construction, and equipping of the Project and (b) such materials, supplies and equipment were actually used in connection with the acquisition, construction, and equipping of the Project or were delivered to the Project Site (and remain at the Project Site) for that purpose;

           (viii) all sums previously disbursed by the Trustee have been used solely for the purposes permitted by this Agreement and the specific disbursement which is the subject of the Company's or the Issuer's requisition will be so used; and

             (ix) there exists no event of default under this Agreement, or any circumstance which, with the passage of time or the giving of notice, would become an event of default under this Agreement.

       Each requisition shall be accompanied by invoices or other appropriate documentation supporting the payments or reimbursements requested by the Company or the Issuer and such other information as the Original Purchaser or the Trustee may reasonably require.

       All moneys remaining in the Construction Fund after completion of any construction or equipping of, or additions or improvements to the Project and after the Trustee with the approval of the Authorized Company's Representative or the Authorized Issuer Representative has retained amounts for payment of items related thereto but not then due and payable, shall be segregated by the Trustee and used by the Trustee (i) to deposit such funds in the Redemption Account in the Sinking Fund to be fully used to redeem the Bonds at the earliest redemption date permitted by the Indenture on which a premium or penalty for redemption is not required: or (ii) for any other purpose with the approval of the Trustee and the Original Purchaser, provided that the Trustee and the Original Purchaser are furnished with an opinion of Bond Counsel to the effect that such use is lawful under the Act and will not adversely affect the exclusion from gross income for federal income tax purposes of interest on any of the Bonds. Until used to redeem the 1996 Bonds or a portion thereof as provided in subsection (i) above, or until use under subsection (ii) above is approved, such segregated amount may be invested as permitted by this Agreement and the Indenture but may not be invested (without an opinion of Bond Counsel to the effect that such investment will not adversely affect the exclusion from gross income for federal income tax purposes of interest on any of the Bonds) to produce a Yield on such amount greater than the Yield on the Bonds, all in accordance with Section 148 of the Code. The Company and the Issuer Agree to cooperate with the Trustee and take all required action necessary to redeem the Bonds (or appropriate portion thereof) or to accomplish any other purpose contemplated by this Section.

       SECTION 4.3. Authorized Company's Representative. Prior to the delivery of the 1996 Bonds, the Company shall by a written certificate furnished to the Issuer and the Trustee appoint an Authorized Company's Representative for the purpose of taking all actions and making all certificates required to be taken and made by the Authorized Company's Representative under the provisions of this Agreement, and the Company may appoint one or more alternate Authorized Company's Representatives to take any such action or make any such certificate if the same is not taken or made by the Authorized Company's Representative. Said certificate shall contain the specimen signature of the Authorized Company's Representative and of any alternate Authorized Company's Representative and shall be furnished to the Issuer and the Trustee. In the event either of said persons, or any successor appointed pursuant to provisions of this Section, should resign, become unavailable or unable to take any action or make any certificate provided for in this

Agreement, another Authorized Company's Representative or alternate Authorized Company's Representative shall thereupon be appointed by the Company.

       Whenever under the provisions of this Agreement the approval of the Company is required or the Issuer is required to take some action at the request or direction of the Company, such approval or such request shall be made by the Authorized Company's Representative unless otherwise specified in this Agreement, and the Issuer and the Trustee shall be authorized to act and conclusively rely on any such approval, request or direction and the Company shall have no complaint against the Issuer or the Trustee as a result of any such action taken.

       SECTION 4.4. Authorized Issuer's Representative. Prior to the delivery of the 1996 Bonds, the Issuer shall by a written certificate furnished to the Trustee appoint an Authorized Issuer Representative for the purpose of taking all actions and making all certificates required to be taken and made by the Authorized Issuer Representative under the provisions of this Agreement, and the Issuer may appoint one or more alternate Authorized Issuer Representatives to take any such action or make any such certificate if the same is not taken or made by the Authorized Issuer Representative. Said certificate shall contain the specimen signature of the Authorized Issuer Representative and of any alternate Authorized Issuer Representative and shall be furnished to the Trustee. In the event either of said persons, or any successor appointed pursuant to provisions of this Section, should resign, become unavailable or unable to take any action or make any certificate provided for in this Agreement, another Authorized Issuer Representative or alternate Authorized Issuer Representative shall thereupon be appointed by the Issuer.

       Whenever under the provisions of this Agreement the approval of the Issuer is required or the Company is required to take some action at the request or direction of the Issuer, such approval or such request shall be made by the Authorized Issuer Representative unless otherwise specified in this Agreement, and the Company and the Trustee shall be authorized to act and conclusively rely on any such approval, request or direction and the Issuer shall have no complaint against the Company or the Trustee as a result of any such action taken.

                                    ARTICLE V

                                 EFFECTIVE DATE
                         OF THIS AGREEMENT; DURATION OF
                      AGREEMENT TERM; REPAYMENT PROVISIONS

       SECTION 5.1. Effective Date of this Agreement; Duration of Agreement Term. This Agreement shall become effective upon its delivery, and, subject to the provisions of this Agreement, shall expire on such date that all of the Bonds and the RLF Loan have been fully paid and retired (or provision for such payment for the Bonds shall have been made as provided in the Indenture), and all payments required to be made by the Company under Sections 5.2, 7.1, 7.6,
9.5 and 9.7 hereof have been paid in full, subject to any options to extend or terminate this Agreement in Section 8.7 herein. The Company and the Issuer acknowledge that the RLF Loan as separate and distinct from the Bonds and that the proceeds of the Bonds will not be commingled with the proceeds of the RLF Loan.

       SECTION 5.2. Lease Payments Payable. The Company agrees to pay the Lease Payments required by subsection (a) of this Section.

       (a) The Company hereby covenants and agrees to make the following Lease Payments for the use and occupancy of the Project, as follows:

              (i) Rent is due and owing by the Company in advance hereunder from the period beginning on the Issuance Date and extending through a period of one year from the Issuance Date in the amount of $42,300 payable in four equal installments every three months; provided, further, such payments under this Section 5.2(a)(i) herein shall be paid on the first day of the calendar month following the Issuance Date and on the first day of every third month thereafter;

              (ii) Rent for the Project is due and payable in advance on or before the first day of each month commencing from the first anniversary date of the Issuance Date through the next 151 months thereafter in the amount of $7833.33 per month; and

              (iii) In the event this Agreement commences or terminates during a month, the monthly rent shall be prorated on a monthly basis (on the basis of a month containing thirty (30) days) to reflect the date of termination.

       In the event the Company should fail to make any of the rental payments required in this Section 5.2, the item or installment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon, to the extent permitted by law, from the date when such payment was due, at the rate of interest equal to the "prime rate" charged by Columbus Bank and Trust Company at its principal office in Columbus, Georgia.

       SECTION 5.3. Payment of Lease Payments. That portion of the Lease Payments provided for in Section 5.2(a) hereof for payment of principal and interest on the Bonds shall be paid directly to the Trustee in immediately available funds of the Trustee's locality for the account of the Issuer and shall be deposited in the Sinking Fund. That portion of the Lease Payments provided for in Section 5.2(a) hereof for payment of principal of and interest on the RLF Loan shall be paid directly to the Issuer.

     SECTION 5.4. Obligations Unconditional. Until such time as the principal of and interest on the Bonds and the other payments required hereunder shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the obligations of the Company to make its Lease Payments and to perform and observe the other agreements contained herein shall be absolute and unconditional and shall not be subject to any defense or any right of setoff, counterclaim or recoupment arising out of any breach by the Issuer of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer, and the Company (i) will not suspend or discontinue its Lease Payments, (ii) will perform and observe all other agreements contained in this Agreement; and
(iii) except as otherwise provided herein, will not terminate the Agreement Term for any cause, including, without limiting the generality of the foregoing:

       (a) any delay or failure of the Project to be operating or operable, or any defect in the title, quality, condition, design, operation or fitness for use of, or any damage to, or loss of, or loss of use of, or destruction or theft of, all or any part of the Project from any cause whatsoever;

       (b) any acts or circumstances that may constitute failure of consideration;

       (c)   commercial frustration of purpose;

       (d) any abatement, suspension, deferment, reduction, set off, defense, counterclaim or recoupment whatsoever, or any right to any thereof, that the Company may now or hereafter have against the Issuer or any Bondholder;

       (e) any insolvency, composition, bankruptcy, reorganization, arrangement, liquidation or similar proceedings relating to the Issuer or the Company;

       (f) any change in the tax or other laws of the United States of America or of the State of Georgia or any political subdivision of either thereof or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement;

       (g) any interruption or prohibition of the use or possession by the Company of, or any ouster or dispossession by paramount title or otherwise of the Company from, all or any part of the Project, or any interference with such use or possession by any governmental agency or authority or other person or otherwise;

       (h) the invalidity or unenforceability or disaffirmance, in whole or in part, of this Agreement, the Indenture or the Bonds or any failure, omission, delay or inability of the Issuer to perform any of its obligations contained in this Agreement or the Indenture;

       (i) any amendment, extension or other change of, or any assignment or encumbrance of any rights or obligations under, this Agreement, the Indenture or the Bonds, or any waiver or other action or inaction, or any exercise or non-exercise of any right or remedy, under or in respect of this Agreement, the Indenture or the Bonds;

       (j) any sale, release, impairment, substitution, exchange or other action or inaction with respect to any security relating to this Agreement; or

       (k) any other circumstance, happening or event whatsoever, whether foreseeable or unforeseeable and whether similar or dissimilar to the foregoing, it being the intention of the parties hereto that all amounts payable by the Company in respect of this Agreement shall continue to be payable in all events in the manner and at the time herein provided.

The Company hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which may at any time hereafter be conferred upon them, by statute or otherwise, to terminate, cancel, quit or surrender any of their obligations under this Agreement and agrees that if, for any reason whatsoever, this Agreement shall be terminated in whole or in part by operation of law or otherwise, the Company will nonetheless promptly pay to the Trustee amounts equal to all such amounts which shall become due and payable in respect of this Agreement, to the same extent as if this Agreement had not been terminated in whole or in part. Nothing contained in this Section shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained; and in the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance thereof (subject, however, to the limitation as to source of revenues for damages noted in the second paragraph of this Agreement) so long as such action shall not diminish the amounts required to be paid by the Company pursuant to Section 5.2 hereof. The Company may, however, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to secure or protect the Company's right of possession, occupancy and use of the Project hereunder, and in such event the Issuer hereby agrees to cooperate fully with the Company and to take all action necessary to effect the substitution of the Company for the Issuer in any action or proceeding if the Company shall so request.

                                   ARTICLE VI

                  MAINTENANCE, MODIFICATIONS, OPERATION, LIENS,
                     AFTER-ACQUIRED PROPERTY, INSURANCE AND
                         OTHER COVENANTS OF THE COMPANY

       SECTION 6.1. Maintenance of Project. (a) Throughout the Agreement Term, the Company shall (i) keep the Project in as reasonably safe condition as the operation thereof will permit, and (ii) keep, or cause to be kept, the Project Fixtures, the Facility and all other improvements forming a part of the Project in good repair and in good operating condition, making from time to time all necessary repairs thereto and renewals and replacements thereof.

       (b) So long as no default exists hereunder and subject to the provisions of Section 6.2, the Company may from time to time, in its sole discretion and at its own expense, make any additions, modifications or improvements to the Project, including installation of additional machinery, equipment and related property in the Facility or on the Project Site, which it may deem desirable for its business purposes; provided that such additions, modifications and improvements do not adversely affect or impair the structural integrity of the Facility or change the Project's character and all such additions, modifications and improvements are located within the boundary lines of the Project Site. All such machinery, equipment and related property installed by the Company pursuant to this subsection shall remain the sole property of the Company and shall not be subject to the provisions of this Agreement.

       (c) The Company shall pay, or cause to be paid, as the same become lawfully due and payable,

       (1) all taxes and governmental charges of any kind whatsoever upon or with respect to the Company's interest in the Project,

       (2) all taxes and governmental charges of any kind whatsoever upon or with respect to the Project or any machinery, equipment or related property installed or brought by the Company or any sublessee of the Company therein or thereon,

       (3) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project, and

       (4) all assessments and charges made by any governmental body for public improvements that may be secured by a lien or charge on the Project;

provided, (i) that there will be no ad valorem tax liability with respect to the Company's interest in and to the Project Site and the Project Fixtures leased hereunder (but that personal property owned by the Company and located on the Project Site or in the Facility shall be subject to ad valorem taxes) and provided further (ii) that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated to pay only such installments as they become due and payable.

       The Company may, at its own expense and in its own name and behalf, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless the Issuer shall notify the Company that, in the opinion of Bond Counsel, because of nonpayment of any such items the Project will be materially endangered or the Project or any part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly.

                SECTION 6.2. Removal and Substitution of Project Fixtures. If the Company, in its sole discretion, determines that any items of the Project Fixtures have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at any time, the Company may remove such items from the Facility and the Project Site and sell, trade in, or otherwise dispose of them (as a whole or in part) without any responsibility or accountability to the Issuer, provided that the Company shall substitute and install within the Facility or on the Project Site other machinery, equipment and related property having equal or greater value (but not necessarily having the same function or utility) in the operation of the Project as an industrial facility (provided such removal and substitution shall not impair operating utility), all of which substituted machinery, equipment and related property shall be free of any other liens and encumbrances and shall become a part of the Project Fixtures and shall be subject to this Agreement. The removal from the Project of any portion of the Project Fixtures pursuant to the provisions of this Section shall not entitle the Company to any diminution in or postponement or abatement of the payments payable pursuant to Section 5.2.

                SECTION 6.3. No Abatement of Lease Payments. The demolition, substitution or removal of any property shall not result in any abatement or diminution of Lease Payments payable under this Agreement.

                SECTION 6.4. Liens and Encumbrances. The Company and the Issuer represent and warrant that, as of the date of execution of this Agreement, there exists no lien, charge or encumbrance other than the Permitted Encumbrances, upon the Project. Except as otherwise permitted by the provisions of this Agreement, the Company or the Issuer will not create or suffer to be created any lien, encumbrance or charge upon the Project, other than the Permitted Encumbrances, and subject to the provisions of Section 6.5 hereof relating to permitted contests, the Company or the Issuer will satisfy or cause to be discharged, or will make adequate provision to satisfy and discharge, within sixty (60) days after the Company or the Issuer is notified or become aware of the same, all lawful claims and demands for labor, materials, supplies or other items which, if not satisfied, might by law become a lien upon the Project. If any such lien shall be filed or asserted against the Project by reason of work, labor, services or materials supplied or claimed to have been supplied the Company or the Issuer shall, subject to the provisions of Section 6.5 hereof relating to permitted contests, within thirty (30) days after the Company or the Issuer receives notice of the filling thereof or the assertion thereof, cause the same to be discharged of record, or effectively prevent the enforcement or foreclosure thereof against the Company or the Issuer by contest, payment, deposit, bond, order of court or otherwise. Nothing contained in this Section
6.4 shall be construed as prohibiting the Company or the Issuer from purchasing items (from other than Bond proceeds) of machinery, equipment or other personal property that do not constitute part of the Project but are placed or installed on the Project Site under an installment purchase and security agreement, purchase money mortgage agreement, lease-purchase agreement or similar contractual obligation in which the seller retains a security interest.

                SECTION 6.5. Permitted Contests. The Company or the Issuer shall not be required to pay any tax, charge, assessment or imposition referred to in
Section 6.1 hereof, so long as the Company or the Issuer shall contest or there shall be contested on the Company's or the Issuer's behalf, in good faith and at the Company's or the Issuer's own cost and expense, the amount or validity thereof, in an appropriate manner or by appropriate proceedings which shall operate during the pendency thereof to prevent the collection of or other realization upon the tax, assessment, levy, fee, rent, charge, lien or encumbrance so contested, and the sale, forfeiture, or loss of the Project or any part thereof or interest therein, to satisfy the same; provided, that no such contest shall subject the Trustee to the risk of any liability. Each such contest shall be promptly prosecuted to final conclusion (subject to the right of the Company or the Issuer to settle any such contest), and in any event the Company and the Issuer will save the Trustee harmless against all losses, judgments, decrees and costs (including attorneys' fees and expenses in connection therewith) and will, promptly after the final determination of such contest or settlement thereof, pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable therein, together with all penalties, fines, interest, costs and expenses thereon or in connection therewith. The Company and the Issuer shall give the Issuer or the Company, as applicable, and Trustee prompt written notice of any such contest.

       If the Trustee shall notify the Company that, in Trustee's reasonable determination, by nonpayment of any of the foregoing items, the Project, or any substantial part thereof, will be materially endangered, subject to imminent loss or forfeiture or the obligations of the Company under this Agreement shall be materially impaired, then the Company shall promptly pay all such unpaid items and cause them to be satisfied and discharged.


                SECTION 6.6. Notice of Event of Default. Immediately upon becoming aware of the existence of any condition or event which constitutes or with the passage of time or the giving of notice, or both, would constitute an event of default as defined in Section 9.1 of this Agreement, the Company shall cause to be furnished to the Trustee, the Original Purchaser and the Issuer a written notice specifying the nature and period of existence thereof and what action the Company is taking and proposes to take with respect thereto.

                SECTION 6.7. Inspections, Reports and Financial Statements. The Trustee and any holder of twenty-five percent (25%) or more in aggregate principal amount of Bond outstanding, through its or their officers, employees, consultants, attorneys and other authorized representatives, shall have free and unobstructed access at all reasonable times to the Project and records of the Company and the Issuer with respect thereto for purposes of inspection; provided, however, the Company and the Issuer must receive written notice at least forty-eight (48) hours in advance. The Company or the Issuer will at any and all times, upon the prior written request, given at least forty eight (48) hours in advance, of the Trustee or any holder of twenty-five percent (25%) or more in aggregate principal amount of any series of Bonds outstanding, permit the Trustee or such Bondholder, by its or their officers, employees, consultants, attorneys and authorized representatives, to inspect the books of account, records, reports and other papers of the Company and the Issuer with respect to the Project, and to take copies and extracts therefrom, and will afford a reasonable opportunity to such persons to make any such inspection and to discuss the affairs, finances and accounts of the Company with respect to the Project with their officers and independent accountants, and the Company and the Issuer will furnish to the Trustee any and all such other information as the Trustee may reasonably request with respect to the performance by the Company of its covenants under this Agreement. The Company and the Issuer will supply to the Trustee within sixty (60) days after receipt by the Company and the Issuer, a copy of all reports of inspections and accompanying recommendations of all regulatory, licensing and permitting agencies which inspect the Project. The Trustee and the Bondholders recognize that certain of the books, papers and records on the premises of the Company or supplied to the Trustee or the Bondholders may contain confidential and proprietary information, and agree to keep all such confidential and proprietary information obtained hereunder in strictest confidence.

       The Company covenants that it will keep proper books of record and account in which full, true and correct entries shall be made of all dealings or transactions of or in relation to the Project, in accordance with generally accepted accounting principles consistently applied, and will furnish to the Trustee, the Georgia Department of Community Affairs and to any requesting holder of twenty-five percent (25%) or more in aggregate principal amount of any series of Bonds outstanding:

  (a) Audited Annual Statements and Other Reports -- As soon as practicable after the end of each fiscal year, and in any event within one hundred eighty-five (185) days thereafter, duplicate copies of balance sheets of the Company, as of the end of such Fiscal Year, and statements of revenues and expenses and changes in financial position of the Company for such fiscal year setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion or opinions thereon of Coopers & Lybrand or such other an independent certified public accountant acceptable to the Trustee, which opinion or opinions shall state that such audited financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur); and promptly upon receipt thereof, one copy of each report relating to the financial affairs or financial condition of the Company which is submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them on the books of the Company;

       Provided, further, that the Company shall furnish within sixty (60) days after the end of each fiscal year, copies of the unaudited annual financial statements containing a balance sheet, income statement and cash flows, and such financial statements shall be submitted to the Georgia Department of Community Affairs at the address shown in Section 10.1 hereof; and

       (b) Quarterly Unaudited Statements -- Within thirty (30) days after the end of each quarterly fiscal period in each fiscal year, except the last quarterly fiscal period in each fiscal year, copies of the balance sheet of the Company and statement of income and retained earnings of the Company for such quarter all in reasonable detail, setting forth figures for that period and for the corresponding period in the preceding fiscal year, certified by the Company or accountants employed by them for the purpose to have been prepared in accordance with generally accepted accounting principles consistently applied (except to the extent otherwise noted therein).

       (c) Annual Budget -- Within sixty (60) days after the beginnings of each fiscal year, an annual budget projection of revenues and expenses of the Company for such fiscal year in a form, and including such detail as shall be satisfactory to the Trustee; and

       (d) Other -- such other information as reasonably requested by the Trustee or the holders of twenty-five percent (25%) or more in aggregate principal amount of any series of Bonds outstanding.

             SECTION 6.8. Other Financial Information. The Company covenants to provide to the Georgia Department of Community Affairs an updated financial statement through March 31, 1996, which document shall be satisfactory to the Georgia Department of Community Affairs, that there has been no adverse change in the Company's financial situation which could, in the opinion of the Georgia Department of Community Affairs, adversely effect the ability of the Company to perform as stipulated in the Employment Incentive Program Application, applicable contracts, agreements as under this Agreement.

            SECTION 6.9. Insurance. Throughout the Agreement Term the Company shall keep, or cause to be kept, the Project continuously insured against such risks as are customarily insured against by businesses of like size and type (other than business interruption insurance), paying (except as otherwise provided herein) as the same become due, all premiums in respect thereto, including, but not necessarily limited to:

       (a) insurance to the full insurable replacement value of the Project as determined by the Company, without deduction for depreciation, against loss from damage by fire and lightning, with a uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State (provided that such insurance may provide for a deductible provision of not in excess of $100,000 with respect to direct damage applicable to each separate instance of loss insured against); and

       (b) if the Project is comprised in part of a boiler (or boilers) and/or a pressure vessel (or pressure vessels), boiler and pressure vessel (including pressure pipes) explosion insurance in an amount at least equal to replacement cost of the Project and its contents as determined by the Company (with deductible provisions not to exceed $1,000) against loss from damage with respect to all boilers and pressure vessels and pressure pipes which may be installed in the Project; and

       (c) general public liability insurance against claims for bodily injury, death or property damage occurring on the Project, such insurance to afford protection of not less than $3,000,000 per occurrence and $4,000,000 in the aggregate with respect to bodily injury and property damage; and

       (d) throughout the Agreement Term, the Company shall maintain, or cause to be maintained in connection with the Project, workers' compensation coverage required by then applicable law.

       (e) business interruption insurance that is customary insured against by businesses of like size and type engaged in same or similar operations.

             SECTION 6.10. Additional Provisions Respecting Insurance. All insurance required in Section 6.9 shall be taken out and maintained in generally recognized responsible insurance companies selected by the Company and authorized to do business in the State of Georgia. All policies evidencing such insurance shall provide for payment of the losses for coverage required by
Section 6.9(a) to the Issuer and the Company, as their respective interests may appear; provided, however, that all claims regardless of amount may be adjusted by the Issuer with the insurers, subject to the prior written approval of the Company, as to settlement of any claim which is an amount which would require payment to the Issuer as aforesaid. The insurance hereby required may be contained in blanket policies now or hereafter maintained by the Company, so long as such blanket policies contain standard mortgage clauses that comply with the provisions of this Section, and provided further that the policies evidencing such insurance also show as loss payees the Issuer, the City, Meriwether County, Georgia, the Trustee and the Original Purchaser, as the respective interests may appear.

             SECTION 6.11. Damage. Destruction or Loss of Property; Obligation to Rebuild; Use of Insurance Proceeds and Condemnation Awards. If prior to full payment of all Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) the Project or the Project Site, or any part or component of the Project or the Project Site, shall be damaged or destroyed, by whatever cause, or shall be taken by any public authority or entity in the exercise of or acquired under the threat of the exercise of its power of eminent domain, there shall be no abatement or reduction in the Lease Payments payable under this Agreement, and the Issuer will apply any insurance proceeds or condemnation awards resulting from claims for such losses or takings as provided in this Section 6.1.1.

       If prior to full payment of all Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture), the Project or the Project Site, or any part or component of the Project or the Project Site shall be damaged, destroyed, or taken by eminent domain or the threat of exercise of eminent domain, the Issuer shall promptly give, or cause to be given, written notice thereof the Trustee. All proceeds received from such property insurance and all condemnation awards shall be deposited with the Trustee to the credit of the Construction Fund. Following the occurrence of such an event, the Company shall have the option of (1) continuing to pay Lease Payments and to the extent permitted below proceeding promptly to repair, rebuild, restore or replace the property damaged, destroyed or taken, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company, and the Trustee will deposit such proceeds to the credit of the Construction Fund and make such disbursements therefrom, in accordance with Article V of the Indenture and
Article IV of this Agreement, as may be necessary to pay the cost of such repair, rebuilding or restoration, either on completion thereof or as the work progresses or (2) requesting the Issuer to cause Bonds to be redeemed as hereinafter provided.

       The Company or the Issuer may elect, pursuant to the preceding paragraph, to repair, rebuild, restore or replace the Project or the portion thereof so damaged, destroyed or taken only if they deliver to the Trustee, within sixty
(60) days (unless extended for any additional period in the reasonable judgment of the Trustee) following the event causing the damage or destruction or the completion of proceedings by which title is taken by the exercise or threat of eminent domain, written notice of its election to do so accompanied by a certificate from the Authorized Company's Representative or the Authorized Issuer Representative and the Architect stating that the proceeds of insurance or condemnation awards deposited into the Construction Fund will be sufficient to repair, rebuild, replace or restore such property to substantially the same condition as it was in prior to condemnation or destruction (taking into consideration such changes, alterations and modifications as may be desired by the Company). If the certificate described above is not rendered because funds on deposit in the Construction Fund are insufficient for such purposes, the Company or the Issuer may deposit other available funds in the Construction Fund in an amount required to enable the Authorized Company's Representative or the Authorized Issuer Representative and the Architect to render the certificate.

       After delivering the foregoing certificate to the Trustee, the Company or the Issuer may proceed to repair, rebuild, restore or replace the property damaged, destroyed or taken in accordance with the Plans and Specifications, and the Trustee shall make disbursements from the Construction Fund therefor, in accordance with Article V of the Indenture and Article IV of this Agreement as may be necessary to pay the cost of such repair, rebuilding, restoration or replacement. The Company shall not, by reason of the payment of costs in excess of insurance proceeds or condemnation awards, be entitled to any reimbursement from the Issuer or any diminution in or postponement of the Lease Payments payable under this Agreement.

       Upon completion of such repair, rebuilding, restoration or replacement, funds in the Construction Fund not required to pay or create reserves for the payment of the cost thereof will be distributed first to the Issuer or the Company to reimburse them for any moneys they deposited in the Construction Fund other than from Bond proceeds, insurance proceeds or condemnation awards. Any remaining excess funds in the Construction Fund will be disposed of in the manner described in Section 4.2 of this Agreement.

       If the Company or the Issuer shall not or are unable to elect to cause the Project to be repaired, rebuilt, restored or replaced or if after such election the Company or the Issuer are prevented from causing the Project to be repaired, rebuilt, restored or replaced by virtue of its inability to obtain any required approvals from federal, state or other governmental authorities having jurisdiction in the premises after the exhaustion of any administrative remedies or judicial appeals incident to the obtaining of such approvals, the Trustee shall deposit the insurance proceeds and condemnation awards into the Redemption Account and the Company or the Issuer shall thereupon promptly pay to the Trustee a sum of money which, when added to the insurance proceeds, condemnation awards and all other funds held by the Trustee and available for such purpose, will be sufficient (together with interest earnings thereon) to pay the principal of and interest on the Bonds and the RLF Loan as the same become due or to redeem the same as provided in the Indenture, and to pay all other costs, fees and expenses due hereunder, and in such event the Issuer shall direct the Trustee in writing so to apply the same and upon the payment or retirement thereof under the Indenture, the Company's obligation to pay the Lease Payments for the remainder of the Agreement Term (except for the Company's obligations under Sections 7.1, 7.6, 9.5 and 9.7 of this Agreement) shall abate.

       Nothing in this Agreement shall be construed (i) as obligating the Issuer in any way or to any extent to repair, restore or replace the Project, or any part thereof, except from funds made available as provided in this Article or to issue any required approvals to authorize repair, restoration or replacement, or
(ii) as relieving any contractor or other third party from any obligation or duty it may have respecting the repair, restoration or replacement of any part of the Project.

             SECTION 6.12. Assignment, Subleasing and Sale; Release.

       (a) This Agreement may not be assigned in whole or in part, and the Project may not be transferred, conveyed, subleased or sold as a whole or in part by the Company without the written consent of the Issuer, the Trustee and the Bondholders of all Bonds then Outstanding, which consent shall not be unreasonably withheld. The Company or the Issuer, as applicable, shall provide the Trustee and the Bondholders with all financial information regarding any proposed transferee, lessee or purchaser reasonably requested by the Trustee or any Bondholder prior to requesting the consent of the Trustee or any Bondholder to any such transfer, conveyance, sub-lease or sale. If the Company is subleasing the Project, all information and consents required to be given or received in this Section shall also be given to or received from the Issuer, as applicable.

       (b) Any sale. sublease or disposition of the Project or assignment of all or a portion of this Agreement by the Company or the Issuer to which the Trustee and the Bondholders shall have consented, shall be subject to each of the following conditions:

       (i) Unless specifically consented to by the Bondholders, no assignment, transfer, sublease or sale shall relieve the Company or the Issuer from liability for any of its obligations hereunder, and in the event of any such assignment. transfer, sublease or sale, the Company shall continue to remain primarily liable for the payments required to be made pursuant to Section 5.2 hereof and for the performance of the other agreements on its part herein contained.

       (ii) The assignee, transferee, sublessee or buyer shall assume (without release of the Company) the obligations of the Company or the Issuer hereunder to the extent of the interest assigned, transferred, subleased or sold, and affirm the representations made under subsections (d), (f), (h), (i), (n), (o), (r), (v),
              (w), (z) and (cc) of Section 2.3 of this Agreement as if such representations were by their terms representations of such assignee, transferee, lessee or buyer and were being made effective as of the date of such assignment, transfer, sublease or sale.

       (iii) Each sublease, agreement of sale, transfer or assignment shall provide that the sublessee, buyer or assignee (a) shall be bound by the obligations, agreements and covenants of the Company or the Issuer hereunder, including, without limitation, under Article X and under Sections 7.1, 7.2. 7.3, 7.4, 7.5 and 7.6 hereof, and (b) shall not utilize the Project in a manner that would result in the occurrence of, or provide a basis for the occurrence of, a Determination of Taxability or that would result in an event of default under any provision of this Agreement.

       (iv) The Company or the Issuer shall, not later than ten (10) days prior to delivery thereof, furnish or cause to be furnished to the Trustee a true and complete copy of the form of each such assignment, transfer, sublease or sale, as the case may be, in form and substance satisfactory to the Trustee.

       (v) The Company or the Issuer shall, prior to the execution of any such assignment, transfer, sublease or sale, furnish or cause to be furnished to the Trustee an opinion of Bond Counsel to the effect that such assignment, transfer, sublease or sale will not cause the interest on the 1996 Bonds to become includable in gross income for Federal tax purposes.

       (vi) The assignee, transferee, sublessee or purchaser shall continue to use the Project as a "project," as that term is defined in the Act, and the Bonds shall continue to qualify as a "qualified small issue bond," as that term is used in the Code, after such assignment, transfer, sublease or sale, or as otherwise may be permitted pursuant to an opinion of bond counsel.

       (vii) Unless the Original Purchaser or the Issuer consents in writing such consent not to be unreasonably withheld, the Company shall not merge with or into another legal entity or permit one or more legal entities to consolidate with or merge into it, provided, (i) such merger shall not affect the tax-exempt status of the Bonds (and the Company shall provide the Original Purchaser or the Issuer, as applicable, with an opinion of Bond Counsel to such effect); (ii) that the surviving or resulting legal entity shall be a legal entity organized and existing under the laws of one of the state of the United States of America and shall be qualified to do business in the State; and (iii) such surviving or resulting entity shall assume all of the obligations of the Company under this Agreement, in which event the Issuer shall release the Company in writing, concurrently with such merger.

              SECTION 6.13. Proceeds from Title Insurance. The Issuer and the Company covenant and agree to cooperate with the Trustee in collecting the mortgagee's title insurance policy for the Project Site delivered to the Trustee pursuant to Section 4.1 of this Agreement. In the event the Trustee receives any proceeds under said title insurance policy, the Authorized Company Representative shall, within forty-five (45) days after receiving notice of the Trustee's receipt thereof, provide the Trustee with a certificate stating that such proceeds shall be applied by the Trustee to either (a) clear title to the Project Site, which title as cleared shall be subject to the lien of the Deed to Secure Debt and any other applicable security interest, (b) redeem Bonds pursuant to Section 3.02(c) of the Indenture, or (c) a combination of (a) and
(b) above.

              SECTION 6.14. Maintenance of Corporate Existence. The Company agrees that during the Agreement Term it will maintain its existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another legal entity or permit one or more other legal entities to consolidate with or merge into it, without the prior written consent of the Issuer and the Original Purchaser which consents will not be unreasonably withheld or delayed; provided, however, no consent of the Issuer is required, if the surviving entity after any consolidation or merger as described above shall have substantially the same net worth or greater net worth as the Company prior to such consolidation or merger. Notwithstanding anything to the contrary contained herein, the Company agrees that during the Agreement Term it will not effect any transaction that will not cause the interest on the 1996 Bonds to become includable in gross income for Federal tax purposes by any such merger, acquisition or sale without an opinion from Bond Counsel stating that such transaction will not cause the 1996 Bonds to be includable in gross income for Federal tax purposes.

              SECTION 6. 15. Hazardous Substances. The Company represents that neither the Company nor, to the best of their knowledge, any person or entity has ever used the Project or the Project Site, and the Company covenants that they will never use the Project or the Project Site, for the storage or use of any Hazardous Substances, except such Hazardous Substances which were, or will be properly used and disposed of in accordance with applicable federal, state and local environmental laws, rules and regulations. The Company covenants and agrees to indemnify and hold harmless the Issuer and the Trustee for any damages, costs or expenses incurred by the Issuer or the Trustee, including reasonable attorneys' fees (including those relating to appellate proceedings), as a result of the breach of this provision or the release of Hazardous Substances on the Project Site.

                                   ARTICLE VII
                                SPECIAL COVENANTS


              SECTION 7.1. Issuer's Expenses; Release and Indemnification Provisions. The Company agrees, whether or not the transactions contemplated by this Agreement and the Indenture shall be consummated and whether or not the Lease Payments otherwise may be deemed hereunder to have been paid:

       (a)   [Intentionally Omitted].

       (b) Except for fees and expenses related to the issuance of the Bonds and any fees and expenses of the Trustee, to protect, indemnify and save the Issuer and the Trustee and the officers, agents, attorneys and employees of each harmless from and against all liability, losses, damages, costs, expenses (including attorneys' fees), taxes, causes of action, suits, claims, demands and judgments of any nature or from, by or on behalf of any person, firm, corporation or other legal entity arising in any manner from the transaction of which this Agreement is a part or arising in any manner in connection with the Project including, without limiting the generality of the foregoing, arising from (i) the operation of the Project during the Agreement Term, or (ii) any breach or default on the part of the Company in the performance of any of its obligations under this Agreement, or (iii) the Project or any part thereof, or
(iv) any violation of contract, agreement or restriction by the Company relating to the Project, or (v) any violation of law, ordinance or regulation by the Company affecting the Project or any part thereof or the ownership or occupancy or use thereof, or (vi) any statement or information relating to the Project or the Company or the expenditure of the proceeds of the Bonds contained in any document furnished by the Company to the Issuer, the Trustee or any Bondholder (including, but not limited to, the Form 8038 referred to in Section 4.1 hereof) which, at the time made, is misleading, untrue or incorrect in any material respect, or any omission from any such statement or information of any statement or information which should be contained therein for the purpose for which the same is to be used, or which is necessary to make such statement or information not misleading in any material respect. Upon notice from the Issuer, the Company shall defend the Issuer in any action or proceeding brought in connection with any of the above.

       (c) It is the intention of the parties that the Issuer and its officers, agents, attorneys and employees shall not incur pecuniary liability by reason of the terms of this Agreement or by reason of the undertakings required of the Issuer or its officers hereunder in connection with the issuance of the Bonds, the execution of the Indenture, the performance of any act required of the Issuer or its officers by this Agreement, or the performance of any act requested by the issuer or its of officers by the Company or in any way arising from the transaction of which this Agreement is a part or arising in any manner in connection with the Project or the financing of the Project; nevertheless, if the Issuer or its officers, agents, attorneys and employees should incur any such pecuniary liability, then in such event the Company shall indemnify and hold the Issuer and its officers, agents, attorneys and employees harmless against all claims by or on behalf of any person, firm or corporation or other legal entity, arising out of the same, and all costs and expenses incurred in connection with any such claim or in connection with any action or proceeding brought thereon, and upon the written request of the Issuer, the Company shall defend the Issuer and its officers, agents, attorneys and employees in any such action or proceeding.

       (d) The provisions of this Section shall not apply to any claim or liability resulting from the Trustee's or the Issuer's acts of gross negligence, bad faith, fraud or deceit or for any claim which the Company were not given an opportunity to contest due to the bad faith, gross negligence, fraud or deceit of the Trustee or the Issuer or their officers, agents, attorneys or employees.

              SECTION 7.2. Compliance With All Laws. The Company will comply with all laws, ordinances, governmental rules and regulations pertaining to the ownership, use and operation of the Project and all activities associated therewith (subject to good faith contests by the Company which do not materially adversely affect the operation of the Project or the financial condition of the Company), and will not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the Project or the conduct of its activities with respect thereto, which violation or failure to obtain might materially adversely affect the Project or the use and operation thereof.

              SECTION 7.3. Arbitrage; Preservation of Tax-Exemption. The
Issuer and the Company each agrees and covenants that neither the proceeds of the Bonds nor the funds held by the Trustee under the Indenture will be used in such manner as to cause any Bond to be an "arbitrage bond" within the meaning of
Section 148 of the 1986 Code, as amended, as implemented by such proposed, temporary and permanent Regulations as have been or may hereafter be adopted by the United States Treasury Department thereunder. The Company further agrees and covenants not to take any action, the result of which would cause or be likely to cause the interest payable with respect to the Bonds not to be excluded from gross income for federal income tax purposes. The Company will comply with the applicable requirements of Section 103 and Part IV of Subchapter B of Chapter 1 of the 1986 Code to the extent necessary to preserve the exclusion of interest on the Bonds from gross income of the Bondholders thereof for federal income tax purposes.

              SECTION 7.4. Certain Covenants with Respect to Compliance with Arbitrage Requirements for Investments in Nonpurpose Investments and Rebate to the United States of America. Section 148(f) of the 1986 Code, as implemented by Sections 1.148-1 to 1.148-11 of the Income Tax Regulations (the "Rebate Provisions"), requires that, with certain exceptions, the Issuer pay to the United States of America the Rebate Amount. The Company hereby assumes and agrees to make all payments for deposit into the Rebate Account, in accordance with the terms of Section 6.08 of the Indenture, to pay the Rebate Amount, consents to the payment of the Rebate Amount by the Trustee in accordance with the terms and provisions of Section 6.08 of the Indenture, and agrees to pay any amounts in addition to the Rebate Amount, including all interest and penalties, if any, related thereto to the extent that funds available therefor held by the Trustee under the Indenture are not sufficient for such purpose. The Company agrees to indemnify, protect and hold harmless the

Issuer with respect to any nonpayment of the Rebate Amount and such interest and penalties, and the Trustee with respect to the unavailability or insufficiency of funds with which to make such payments, and with respect to any expenses or costs incurred by the Trustee in complying with the terms of Section 6.08 of the Indenture. The Company hereby agrees to fully and timely comply with the requirements of Section 6.08 of the Indenture.

              SECTION 7.5. Covenant as to Use of Bond Proceeds and Other Matters, Payback Provision. The Company and the Issuer covenant and agree that:

       (a) Substantially All of the Net Proceeds of the Bonds and the investment earnings thereon disbursed from the Construction Fund will be used for payment of Qualified Project Costs.

       (b) (i) until disbursements from the Construction Fund have been made of all Issuance Costs to be paid from proceeds of the Bonds, the Company or the Issuer will not submit to the Trustee any requisition for a disbursement from the Construction Fund unless the expenditure of such disbursement will either be for Qualified Project Costs or for Issuance Costs;

            (ii) after all Issuance Costs to be paid with proceeds of the Bonds have been requisitioned and until the date on which the aggregate Qualified Project Costs paid as of that date equals or exceeds Substantially All of the Costs of the Project paid as of that date from proceeds of the Bonds, including investment earnings thereon, the Company or the Issuer will not submit to the Trustee any requisition for a disbursement from the Construction Fund unless the expenditure of such disbursement will be for Qualified Project Costs; and

           (iii) after such date, the Company or the Issuer will not submit to the Trustee any requisition for a disbursement from the Construction Fund if, after the expenditure of such disbursement less than Substantially All of the Net Proceeds of the Bonds and investment earnings thereon actually disbursed to that time would have been used to pay Qualified Project Costs;

       (c) the Company or the Issuer will not submit to the Trustee any requisition for a disbursement from the Construction Fund for Issuance Costs if, after the expenditure of such disbursement, more than two percent (2%) of the proceeds of the Bonds actually disbursed to that time would have been used to pay Issuance Costs; and

       (d) in the event a disbursement from the Construction Fund is made which results in the covenant in subsections (a), (b) or (c) above being violated, the Company or the Issuer will promptly repay to the Trustee for deposit in the

Construction Fund such amount as may be necessary for the Company or the Issuer to again be in compliance with subsections (a), (b) or (c) above.

SECTION 7.6. Special Covenants Related to the Project.

       (a) The Company agrees that at least thirty-five (35) new permanent full time jobs will be created, and that of those jobs created by the Project, fifty-one percent (51%) will be offered to persons whose household income fits the definition of low income as defined by the Georgia Department of Community Affairs, if such number of persons complete an application for employment and are otherwise qualified for employment. However, in no event shall the number of new jobs created fall below eighteen (18) jobs, of which at least fifty-one percent must be documented to be held by persons whose household income fits the definition of low income as defined by the Georgia Department of Community Affairs.

       The Company shall maintain a summary of low and moderate income job creation every three (3) months commencing from the date of this Agreement following the closing of the Employment Incentive Program Grant. The Company's low and moderate income benefit documentation shall consist of individual certification for each employee which documents that person's family low and moderate income status prior to employment.

       (b) The Company agrees that the jobs described above will be in place not later than two years into the Agreement Term; provided, however, such failure shall not constitute an Event of Default. A job is defined as one that requires a 40-hour work week or its equivalent, such as two part time jobs of 20-hours each. In the event the Company fails to meet the requirements of this
Section 7.6(a) and (b) and penalties (including the repayment of the outstanding principal amount of the RLF Loan if required by the Georgia Department of Community Affairs as a result of such failure) are assessed against the Issuer, the City, or Meriwether County, Georgia, those penalties will be assumed and paid by the Company.

       (c) The Company will have exclusive right to use the Project Site, other than the ingress and egress and parking requirements which a subsequent lease of the remaining 20,000 square feet may entail. The Issuer will not use the lot in any other manner during the Agreement Term and will not make any improvements to it; provided, however, the issuer shall have the right to lease or use the remaining 20,000 square feet of the unfinished building located on Lot 12 of the Manchester Industrial Park not constituting the Project Site subject to the options provided in Section 8.7 herein. The Company may make any improvements at its own expense on the Project Site and such improvements shall not be part of the Project or be subject to any additional rent hereunder. The Issuer would request that any plans for improvements be reviewed and approved by the Issuer. The Issuer agrees to cooperate with the Company in subordinating its lease and to work diligently and in good faith with the Company toward obtaining local financing of such improvements.

                                  ARTICLE VIII

           REDEMPTION OF BONDS; PUT OPTION; ADDITIONAL LEASE PAYMENTS;
                 OBLIGATION CONTINUES; PREPAYMENT AND ABATEMENT

              SECTION 8.1. Redemption of Bonds. At the time the aggregate moneys in the Sinking Fund are sufficient to redeem all Bonds or portions thereof, the Issuer has provided in the Indenture for the Trustee to forthwith take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect redemption of all or such part of the outstanding Bonds as may then be subject to redemption.

              SECTION 8.2. Permissible Prepayment of Lease Payments. The Company shall have the option to prepay the Lease Payments and its other obligations hereunder at the times and in the amounts as necessary to exercise its option to cause the Bonds to be redeemed as set forth in the Indenture and in the Bonds. The Issuer, at the request of the Company, shall forthwith take all steps (other than the payment of the money required for such redemption) necessary under the applicable redemption provisions of the Indenture to effect redemption of all or part of the Outstanding Bonds, as may be specified by the Company, on the date established for such redemption.

              SECTION 8.3. Mandatory Prepayment of Lease Payments. The Company hereby agrees that they shall prepay the Lease Payments and its other obligations hereunder at the times and in the amounts as necessary to accomplish the regularly scheduled mandatory redemption of the Bonds as set forth in the Indenture and in the Bonds.

       The Company shall prepay, in whole or in part, to the extent necessary to carry out the redemption of Bonds in accordance with Section 3.02 of the Indenture, the Lease Payments and other amounts payable under Section 5.2 hereof, and the Issuer agrees that the Trustee shall accept such prepayments of Lease Payments when the same shall be tendered by the Company, upon the occurrence of any of the following events:

              (a) If, as a result of any legislative or nonappealable administrative action (whether state or federal), or of any changes in the Constitution of the State of Georgia or the Constitution of the United States of America, or of a final, nonappealable decree, judgment or order of any court or administrative body (whether state or federal), this Agreement, the Indenture, the Deed to Secure Debt or any Bonds shall become void or unenforceable or impossible of performance in any material respect in accordance with the intent and purposes of the Company and the Issuer expressed in this Agreement or as otherwise expressed in the Indenture;

              (b)   To the extent required pursuant to Section 6.11 or Section
6.13 of this Agreement; or

              (c)   Upon the occurrence of a Determination of Taxability:

              The Company shall notify the Issuer and the Trustee in writing of the occurrence of any condition described in (a), (b) or (c) above as soon as it becomes aware of same. Upon the occurrence of any condition described in (a),
(b) and (c) above, Lease Payments (or the applicable portion thereof) shall immediately become due and payable in such manner as may be required by the Indenture and upon written notice to the Company from the Trustee. No prepayment in part shall permit a Bond to remain Outstanding in other than a denomination authorized under the Indenture.

              SECTION 8.4. [Intentionally Omitted].

              SECTION 8.5. Vesting of Interest in Issuer. The Company and the Issuer agree and covenant that this Agreement, when executed and delivered, will create in and vest in the Issuer such interests and rights to enable the Issuer to issue the Bonds, secure the repayment of the Bonds, and loan funds for financing of the Project with repayment therefor to be made by the Company in installments, in the manner provided by, and in full compliance with, the Act.

              SECTION 8.6. References to Bonds Ineffective After Bonds Paid. Upon payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and all fees, charges and expenses of the Trustee and the Issuer and all amounts due under Section
6.08 of the Indenture, all references in this Agreement to the Bonds, and the Trustee shall be ineffective and neither the Trustee nor the Bondholders shall thereafter have any rights hereunder, excepting those that shall have theretofore vested.

              SECTION 8.7. Options. The Company shall have the following options:

              (a) The Company shall have the right to renew the Agreement Term for one additional five-year term on the same terms and conditions as contained in this Agreement.

              (b) The Company shall have for five years the option to amend this Agreement or to enter into a separate lease agreement for the remaining 20,000 square feet of the Facility on an as is basis at a rental paid monthly, of $20,000 per year. The Company may make improvements in such space at its expense with the approval of the Issuer, which approval shall not be unreasonably withheld. The Issuer agrees to work diligently and in good faith with the Company towards obtaining bond or other financing of such construction. In the event such financing is obtained by the Issuer for such improvements, the rent for the additional space will be adjusted to reflect an amount and term that would completely amortize the costs of the improvements to the Facility, including transaction costs.

              (c) For the period beginning five years after the end of the five-year period described in (b) above, the Company shall have the right of first refusal to the additional 20,000 square feet to the Facility and shall have the right to rent the same upon the same terms and conditions as any bona fide offer or, in the alternative, to rent the same on an as is basis for the annual rental of $20,000, paid monthly. The Company may make improvements to that space at its expense with the approval of the Issuer, which approval shall not be unreasonably withheld. The Issuer agrees to work diligently and in good faith with the Company towards obtaining bond or other financing of such construction. In the event such financing is obtained by the Issuer for such improvements, the rent for the additional space will be adjusted to reflect an amount and that would completely amortize the costs of the improvements, including transaction costs.

              (d) For the five-year period beginning at the end of the five-year period described in (c) above, the Company shall have a first refusal right to the 20,000 square foot of the Facility and shall have the right to rent the same upon the same terms and conditions as any bona fide offer or, in the alternative, to rent the same on an as is basis for an annual rental of $50,000.00, paid monthly. The Company may make improvements in that space at its expense with the approval of the Issuer, which approval shall not be unreasonably withheld. The Issuer agrees to work diligently and in good faith with the Company toward obtaining bond or other financing of such construction. In the event such financing is obtained by the Issuer for such improvements, the rent for the additional space will be adjusted to reflect an amount and term that would completely amortize the cost of the improvements including transaction costs.

              (e) The Company shall have the right to purchase Lot 11 in the Manchester Industrial Park (8.91 acres) from the Issuer at any time during the Agreement Term for the sum of $6,500.00 per acre. This right may be assigned by the Company.

              (f) The Company shall have the right at any time during the Agreement Term, or any renewals of the Agreement Term, to purchase the Facility and the Project Site for the cash price which shall be composed of the following sums:

                    (1) the remaining balance on the bonded indebtedness of
              $705,000.00; plus

                    (2) the RLF Loan of $150,000.00 less the amount of the
              rental payment of the Company which has been applied to the principal of said loan as of the date of purchase; plus

                    (3) the equity of the Issuer in the building in the amount of $730,000.00.

              (g) Upon (i) the exercise of any option of the Company to purchase the Project from the Issuer hereunder or (ii) the exercise and fulfillment of the obligation of the Company to purchase the Project from the Issuer hereunder, each upon payment of the purchase price set forth in this Section 8.7 in cash, the Issuer will, by bills of sale and statutory warranty deed or other appropriate instruments, transfer and convey the Project (in its then condition, whatever that may be) to the Company, subject only to such liens, encumbrances and exceptions to which title thereto was subject when this Agreement was delivered (including, but not limited to, the Deed to Secure Debt), those to the creation or suffering of which the Company expressly consented (except for this Agreement) and those resulting from the failure of the Company to perform or observe any of the agreements or covenants on its part herein contained.

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES

              SECTION 9.1. Events of Default Defined. The following shall be "events of default" under this Agreement, and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

              (a) Failure by the Company or the Issuer to pay or cause to be paid when due that portion of the Lease Payments required to be paid under
Section 5.2(a) hereof for a period of five days after such amount is due.

              (b) Failure by the Company to pay or cause to be paid when due its obligations under Sections 9.5 or 9.7 hereof.

              (c) Failure by the Company to observe and perform in any material respect any covenant, condition or agreement in this Agreement or any other document contemplated hereby on the Company's or the Issuer's part to be observed or performed or the conditions and obligations which are imposed upon the Company or the Issuer as contemplated by the Indenture or any other certificate or document contemplated hereby in connection with the issuance or sale of the Bonds on the Company's or Issuer's part to be observed or performed, other than as referred to in subsections (a) and (b) of this Section, and such failure shall continue unremedied for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to the Company or the Issuer by the Trustee, unless the Company or the Issuer shall commence to remedy such failure within thirty (30) days after the occurrence of such failure and shall diligently pursue such remedy until completion thereof.

              (d) The commencement by the Company of a voluntary case under the federal bankruptcy laws, or failure by the Company promptly to institute judicial proceedings to lift any execution, garnishment or attachment of such consequence as will materially impair the Company's obligations hereunder, or the entry of an order for relief in a case instituted under the federal bankruptcy laws with respect to the Company and dismissal of such case is not obtained within ninety (90) days of the entry of such order, or the making of any general assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors.

              (e) The occurrence of an event of default under the Indenture, without cure within any applicable grace period.

              (f) The occurrence of any default or event of default under the Deed to Secure Debt, without cure within any applicable grace period.

              (g) Any material representation or warranty by the Company in this Agreement, as contemplated by the Indenture, or as provided in any other certificate, document or agreement given by the Company in connection with the issuance or sale of the Bonds shall have been untrue in any material respect at the time such representation or warranty was given or made, the result of which would have a material adverse effect upon the ability of the Company to perform the Company's obligations under such documents.

              (h) After the twelfth anniversary date of the Issuance Date, the Issuer shall be limited to the right to re-enter and take possession of the Project without any liability to the Company for such entry and possession, as its sole remedy.

              (i) The dissolution or liquidation of the Company, except as authorized by this Agreement, or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for sixty (60) days, or failure by the Company to promptly have discharged any execution. garnishment or attachment of such consequence as would impair the ability of the Company to carry on its operations at the Project, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with its creditors.

              SECTION 9.2. Remedies on Default. In the event any of the Bonds shall at the time be outstanding and unpaid and provision for the payment thereof shall not have been made in accordance with the provisions of the Indenture, whenever any event of default referred to in Section 9.1 hereof shall have happened and be subsisting, the Trustee and the Original Purchaser, or the Issuer if the Trustee shall have resigned and its successor shall not then have been appointed, may take any one or more of the following remedial steps:

              (a) Declare all Lease Payments payable under Section 5.2 hereof and all amounts payable under the Agreement for the remainder of the Agreement Term to be immediately due and payable, whereupon the same shall become immediately due and payable.

              (b) Foreclose on the Deed to Secure Debt, enter into possession of the project, the Project Site or any part thereof without notice or demand and sell or lease the Secured Property (as defined in the Deed to Secure Debt).

              (c) Inspect, examine and make copies of the books and records and any and all accounts and data of the Company relating to the use and operation of the Project.

              (d)   Exercise any remedies granted under the Deed to Secure Debt.

              (e) Take all other actions and pursue all other remedies available under any other contract or agreement or otherwise by statute, at law or in equity, whether or not inconsistent with the foregoing, that may appear necessary or appropriate to collect the sums then due and thereafter to become due from the Company by reason of this Agreement, or to enforce specific performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

              (f) The Issuer may re-enter and take possession of the Project without terminating this Agreement and without any liability to the Company for such entry and repossession, and sublease the Project for the account of the Company, holding the Company liable for the difference in the rents and other amounts payable by such subleases in such subleasing and the rents and other amounts payable by the Company hereunder;

              (g) The Issuer may require the Company to assemble the Project Fixtures and make the same available at a place or places to be designated and shall have the right, without notice, demand or legal process, to come upon the Project Site and take possession of all or any of the Project Fixtures in such manner and as and on such terms as it may choose, and otherwise the Issuer may exercise with respect to the Project Fixtures the rights of a secured party under the U.C.C.;

              (h) The Issuer may terminate the Agreement Term, exclude the company from possession of the Project and use its best efforts to lease the Project to another for the account of the Company, holding the Company liable for all rents and other amounts payable by the Company hereunder up to the effective date of such leasing;

              Any amounts collected pursuant to action taken under this Section, after subtracting all costs and expenses and other deductions herein contemplated, shall be paid into the Sinking Fund and applied in accordance with the provisions of the Indenture.

              SECTION 9.3. Authorization to Foreclose. In order to further and more fully secure the payment of the principal of and interest on the Bonds upon the happening of any event of default as herein provided, the Issuer and the Company hereby authorize and permit the Trustee for and on behalf and in the name of the Issuer to foreclose the Company's and the Issuer's interest in the project and Project Site and to take possession of the Project and Project Site by foreclosure or other proceedings with respect to fixtures and personally in the manner provided by the Georgia Statutes, which remedy shall be in addition to the other remedies provided in any other applicable provisions of this Agreement.


              SECTION 9.4. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to either in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Trustee and the holders of the Bonds issued under the Indenture shall be deemed third party beneficiaries of all covenants and agreements herein contained.

              SECTION 9.5. Agreement to Pay Attorney's Fees and Expenses. If the Company default under any of the provisions of this Agreement and the Issuer and the Trustee or either of them, should employ attorneys or incur other expenses for the collection of the Lease Payments or the enforcement of performance or observance of any obligation or agreement of the Company herein contained, the Company agree that the Company will on demand therefor pay to the Issuer or the Trustee or both or either of them, as the case may be, the reasonable fees of such attorneys (including fees on appeal or in any bankruptcy proceeding) and such other expenses so incurred by the Issuer and/or the Trustee, together with interest thereon at the lesser of two (2) percent over the prime rate of the Original Purchaser or maximum lawful rate from the date of demand to the date of payment.

              SECTION 9.6. No Additional Waiver Implied bv One Waiver. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver granted by the Issuer with respect to the Project or the rights or remedies hereunder or under the Indenture which would adversely affect the rights and interests of the Trustee or the Bondholders shall be effective without the written consent of the Trustee.

              SECTION 9.7. Issuer's Right to Advance Funds upon Default; Reimbursement of Same. Immediately upon either the Issuer's or the Trustee's obtaining knowledge of the occurrence of any event of default it shall give written notice of such occurrence to the other and to the Company. With respect to any default by the Company of the type described in Section 9.1 of this Agreement, the Issuer and the Trustee shall have the right (but may never be required) to advance from any funds, except any funds in the Indenture, legally available for such purpose the sum required to cure such default; and the Issuer and the Trustee shall be entitled to receive from the Company reimbursement of such sum upon demand, together with interest thereon from the date of such advance to the date of reimbursement at the lesser of two (2) percent over the prime rate of the Original Purchaser and the maximum lawful rate, and expenses of collecting the same, including reasonable attorneys' fees whether suit be brought or not.

                                    ARTICLE X

                                  MISCELLANEOUS

              SECTION 10.1. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given on the third day following the day on which the same shall have been mailed by first class mail, postage prepaid, or, if to the Issuer, the Company or the Trustee, on the day given if given by telefax, telecopy or telegram, confirmed in writing, addressed as follows:

         If the Bondholders, addressed to their addresses as they appear on the registration books provided for in the Indenture.

         If to the Issuer:           The Development Authority of the
                                       City of Manchester
                                     Post Office Box 585
                                     Manchester, Georgia 31816
                                     Attention: Chairman

         If to the Company:          Horizon Medical Products, Inc.
                                     Seven North Parkway Square
                                     4200 Northside Parkway, N.W.
                                     Atlanta, Georgia 30327
                                     Attention: President

         If to the Trustee:          Synovus Trust Company
                                     Post Office Box 120
                                     1148 Broadway, 2nd Floor
                                     Columbus, Georgia 31902
                                     Attention: Corporate Trust Department

         If to the Georgia           The Georgia Department of Community Affairs
            Department of              c/o EIP Program
            Community Affairs:       1200 Equitable Building
                                     100 Peachtree Street
                                     Atlanta, Georgia 30303

A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Trustee. The Issuer, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

              SECTION 10.2. Binding Effect; Controlling Law. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns, and shall be governed by and construed in accordance with the laws of the State of Georgia.

              SECTION 10.3. Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby if such remainder would then continue to conform to the requirements of applicable law.

              SECTION 10.4. Amounts Remaining in Funds. It is agreed by the parties hereto that any amounts remaining in the Sinking Fund, the Construction Fund or the Rebate Fund upon expiration or sooner termination of the Agreement Term, as provided in this Agreement, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and the fees, charges and expenses of the Trustee, the bond registrar, the paying agents and the Issuer in accordance with the Indenture, and the payment of all amounts due under Section 6.08 of the Indenture, shall belong to and be paid to the Issuer by the Trustee as overpayment.

              SECTION 10.5. Complete Agreement; Supplements or Amendment. This Agreement represents the entire agreement between the parties. This Agreement may be supplemented, modified or amended only in the manner either as provided in this Agreement or as provided by Article XV of the Indenture, subsequent to the issuance of the Bonds and prior to the payment in full of the Bonds (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), and this Agreement may not be effectively amended, changed, modified, altered or terminated without the concurring written consent of the Trustee, given in accordance with the provisions of the Indenture or this Agreement.

              SECTION 10.6. Controlling Law; Members of Issuer Not Liable. All covenants, stipulations, obligations and agreements of the Issuer contained in this Agreement shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent authorized by the Act and provided by the Constitution and laws of the State. No covenant, stipulation, obligation or agreement contained herein shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, agent or employee of the Issuer in his individual capacity, and neither the members of the Issuer nor any official executing this Agreement shall be subject to any personal liability or accountability by reason of the execution by the Issuer or such members thereof.

              SECTION 10.7. Company Approval of Indenture. The Company has reviewed the Indenture and the forms of the Bonds and the Company hereby approves the forms of the Indenture and the Bonds and covenant that they will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in the Indenture, in the Bonds authenticated and delivered thereunder and in all proceedings of the Issuer pertaining thereto, on their part to be observed or performed, whether express or implied.

              SECTION 10.8. Further Assurances. The Company shall, at their expense, promptly and duly execute, acknowledge and deliver to the Trustee and to the Issuer, as appropriate, such further documents, instruments, financing and similar statements and assurances and take such further action as may from time to time be reasonably required or requested by the Trustee and/or the Issuer in order more effectively to carry out the intent and purposes of this Agreement, the Indenture, and the Bonds issued thereunder and other instruments contemplated thereby.

              SECTION 10.9. Rights not Extinguished. Any right, interest or remedy which shall have accrued during the Agreement Term shall not be terminated or extinguished by the expiration or termination of this Agreement but may be enforced by the party for whose benefit such right, interest or remedy shall have accrued and may be enforceable by such party in accordance with the terms of this Agreement as if it had not terminated or expired or otherwise in accordance with law.

              SECTION 10.10. Agreed to and Accepted by Original Purchaser. By agreeing to and accepting this Agreement, the Original Purchaser agrees to make advances in the manner set forth herein.

              SECTION 10.11. Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

              SECTION 10.12. NO WARRANTY OF CONDITION OR SUITABILITY BY ISSUER. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE PROJECT OR THE CONDITION THEREOF, OR THAT THE PROJECT WILL BE SUITABLE FOR THE PURPOSES OR NEEDS OF THE COMPANY. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, THAT THE COMPANY WILL HAVE QUIET AND PEACEFUL POSSESSION OF THE PROJECT. THE ISSUER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION OR WORKMANSHIP OF ANY PART OF THE PROJECT OR ITS SUITABILITY FOR THE COMPANY'S PURPOSES.

              SECTION 10.13. Net Lease. This Agreement shall be deemed a "net lease," and the Company shall pay absolutely net during the Agreement Term the rents specified herein, without abatement, deduction or set-off other than those herein expressly provided.

              SECTION 10.14. Recording. This Agreement, or a Memorandum of this Agreement describing the relevant terms and conditions and the options provided in Section 8.7 hereof, and every assignment (except the assignment to the Trustee) and modification hereof shall be recorded in the Clerk's Office of the Superior Court of the County, or in such other office as may be at the time provided by law as the proper place for such recordation.

     IN WITNESS WHEREOF, the Issuer has cased this Agreement to be executed by its Chairman and the seal of the Issuer to be hereto affixed and attested by its Assistant Secretary, and the Company has duly caused this Agreement to be executed by two of its duly authorized officers, all as of the date first above written.



Signed, sworn to and delivered                    THE DEVELOPMENT AUTHORITY
before me this 1st day of July, 1996              OF THE CITY OF MANCHESTER

/s/ Gwen ?                                        By: /s/ ? Elliott
--------------------------------                     ---------------------------
Unofficial Witness                                        Chairman


/s/ Beverly B. Phillips                           Attest: /s/ Judy T. Foster
--------------------------------                         -----------------------
Notary Public                                             Title: Secretary


My Commission Expires:

5/30/2000
--------------------------------
[NOTARIAL SEAL]

Signed, sworn to and delivered                 HORIZON MEDICAL PRODUCTS, INC.
before me this 1st day of July, 1996


/s/                                            By: /s/
------------------------------------               --------------------------
Unofficial Witness                                 Title: President


/s/ Alice Walker                               Attest: /s/
------------------------------------                   ----------------------
Notary Public                                          Title: Secretary

My Commission Expires:

------------------------------------
[NOTARIAL SEAL]

                                   AGREED TO AND ACCEPTED BY:


                                   COLUMBUS BANK AND TRUST
                                   COMPANY, as the
                                   Original Purchaser


                                   By: /s/ J. Theodore Edgar
                                      ---------------------------
                                   Name: J. Theodore Edgar
                                         ------------------------
                                   Title: Vice President
                                         ------------------------

                                  EXHIBIT "A"

                               PROJECT DESCRIPTION

              The Project includes an approximately 20,000 square feet of space located in the building constituting the Manchester Industrial Park and related fixtures.

                                   EXHIBIT "B"

                                  PROJECT SITE

All that tract or parcel of land lying and being in Land Lot 12 of the First Land District of Meriwether County, Georgia, and in the City of Manchester, containing 10.557 acres, and more particularly described as follows: To obtain a point of beginning start at the intersection of the East right of way of State Route 85E with the centerline of Pigeon Creek and proceed in a southerly direction along the East right of way of State Route 85E a distance of 2,280 feet to an iron pin which is the Point of Beginning. FROM SAID POINT OF BEGINNING proceed South 73 degrees 28 minutes 25 seconds East 730 feet to an iron pin; thence South 16 degrees 31 minutes 35 seconds West 325 feet to an iron pin; thence proceed along a curve which has a radius of 2,834.79 feet, an arc of
331.96 feet and a chord of South 19 degrees 52 minutes 52 seconds West 331.77 feet to an iron pin; thence proceed North 69 degrees 01 minutes 25 seconds West
730.18 feet to an iron pin on the East right of way of State Route 85E; thence proceed in a northerly direction along the East right of way of State Route 85E in a curve which has a radius of 5,768.21 feet, an arc of 448.00 feet and a chord of North 18 degrees 45 minutes 05 seconds East 447.89 feet to a right of way monument; thence continue along the East right of way of State Route 85E North 16 degrees 31 minutes 35 seconds East 152 feet to the iron pin which marks the Point of Beginning.

Said property is bounded on the North by Delano Drive; on the East by an unnamed street; on the South by Lot 11 of the Manchester Development Authority Industrial Park; and on the West by State Route 85E.

Said property is more particularly shown as Lot 12 on a plat of survey for the Manchester Development Authority by Edward A. Bruner, registered surveyor, which plat is dated December 12, 1995, and recorded in plat Book 16, Page 223, in the Office of the Clerk of Meriwether Superior Court.

                                  EXHIBIT "C"

                                PROJECT FIXTURES

  1.     Process piping/Chill water/Compressed air system
  2.     Electrical upgrade to handle 230 volt equipment
  3.     Plumbing floor drains for equipment
  4.     HVAC: Additional tonnage for clean-rooms

                                  EXHIBIT "D"

                             PERMITTED ENCUMBRANCES

1. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage covered by this Commitment.
2. Rights or claims of parties in possession not shown by the public records.
3.     Easements, or claims of easements, not shown by the public records.
4. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey or inspection of the premises.
5. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.
6. Any adverse claim to any portion of said land which has been created by artificial means or has accreted to any such portion so created and riparian rights, if any.
7. Taxes or special assessments which are not shown as existing liens by public records.
8. Any prior reservation or conveyance, together with release of damages, of minerals of every kind and character, including, but not limited to oil, gas, sand, and gravel in, on, and under subject property.
9. The mortgage, if any, referred to in Schedule A. (This exception does NOT apply to Loan Policies.)
10. General and special taxes or assessments for 1996 and subsequent years not yet due and payable.
ll. An Easement to Georgia Power Company dated May 22, l95l, and recorded in Deed Book 50, Page 294, in the Office of the Clerk of Meriwether Superior Court.
12. A Deed to Secure Debt from The Development Authority of the City of Manchester to F & M Bank and Trust Company dated March 15, 1996, and recorded March 20, 1996, in Deed Book 358, Page 120, in the Office of the Clerk of Meriwether Superior Court.

                                  EXHIBIT "E"

                            PLANS AND SPECIFICATIONS

    A copy of the Plans and Specifications are filed as of record with The Development Authority of the City of Manchester.

                                  EXHIBIT "F"

                                 BASIC CONTRACT

                      THE AMERICAN INSTITUTE OF ARCHITECTS



-------------------------------------------------------------------------------
                               AIA Document A111
                           STANDARD FORM OF AGREEMENT
                          BETWEEN OWNER AND CONTRACTOR
                        where the basis of payment is the
                           COST OF THE WORK PLUS A FEE
                   with or without a Guaranteed Maximum Price

                                  1987 EDITION

               THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES;
                CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH
                   RESPECT TO ITS COMPLETION OR MODIFICATION.

         The 1987 Edition of AIA Document A201. General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

         This document has been approved and endorsed by The Associated General Contractors of America.
--------------------------------------------------------------------------------
AGREEMENT

made as of the                      day of                        in the year of
Nineteen Hundred and

BETWEEN the Owner:        The Development Authority of the City of Manchester &
(Name and address)        Horizon Medical Products
                          c/o Tyron Elliott
                          P.O. Drawer 389
                          Manchester, Georgia 31816

and the Contractor:       Langford Construction Company
(Name and address)        314 Greenville Street
                          P.O. Box 1287
                          LaGrange, Georgia 30241

the Project is:           New 40,000 s.f. Office/Manufacturing/Warehouse
(Name and address)        Facility
                          Manchester Industrial Park
                          Manchester, Georgia 31816

the Architect is:         Hal Herndon & Associates, PC
(Name and address)        2780 Bert Adams Road
                          Suite 300
                          Atlanta, Georgia 30339

The Owner and Contractor agree as set forth below.

--------------------------------------------------------------------------------
Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, (C)1987 by The
American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


                                                                     A111-1987 1

                                    ARTICLE 1
                             THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement: these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 16. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

                                   ARTICLE 2
                            THE WORK OF THIS CONTRACT

2.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

Excludes all manufacturing equipment
Includes all work per estimate detail report
Excludes all mezzanines (provisions for future wooden mezzanine @ office included)

                                    ARTICLE 3
                           RELATIONSHIP OF THE PARTIES

3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with requirements of the Contract Documents.

                                    ARTICLE 4
                 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement is the date from which the Contract Time of Subparagraph 4.2 is measured; it shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

Date will be fixed in a notice to proceed.

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.




                                                                     A111-1987 2

4.2 The Contractor shall achieve Substantial Completion of the entire Work not later than June 30,1996

(Insert the calendar date or number of calendar days after the date of Commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)

or 120 days from notice to proceed

, subject to adjustments of this Contract Time as provided in the Contract Documents.

(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)

                                    ARTICLE 5
                                  CONTRACT SUM

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and the Contractor's Fee determined as follows:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and explain how the Contractor's Fee is to be adjusted for changes in the Work.)

Standard Build-out                                             $150,000.00

- Completion of Tenant Finishes of $877,000.00 to be under separate contract

- Contractor's Fee to be adjusted at same rates based on any approved Change Order if required

5.2 GUARANTEED MAXIMUM PRICE (IF APPLICABLE)

5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed One hundred fifty thousand & 00/100 Dollars $150,000.00), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

(Insert specific provisions if the Contractor is to participate in any savings.)

Savings to be split 50% to Horizon Medical Products and 50% to Contractor





                                                                     A111-1987 3

5.2.2 The Guaranteed Maximum Price is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates, but only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

Estimate Detail Report dated 2/14/96         (See Attachment)

Memo concerning changes dated 2/13/96        (See Attachment)

Balance of $877,000.00 for completion of Tenant Finishes to be under separate contract is included in Estimate Detail Report dated 2/14/96

5.2.3 The amounts agreed to for unit prices, if any, are as follows:

(State unit prices only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1.)

                                    ARTICLE 6
                               CHANGES IN THE WORK

6.1 CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

6.1.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of the General Conditions.

6.1.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of the General Conditions and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph
7.3.6 of the (General Conditions shall have the meanings assigned to them in the General Conditions and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

6.1.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Paragraph 5.1 of this Agreement.





                                                                     A111-1987 4

6.2 CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

6.2.1 Increased costs for the items set forth in Article 7 which result from changes in the Work shall become part of the Cost of the Work, and the Contractor's Fee shall be adjusted as provided in Paragraph 5.1.

6.3 ALL CONTRACTS

6.3.1 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work.

                                    ARTICLE 7
                             COSTS TO BE REIMBURSED

7.1 The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

7.1.1 LABOR COSTS

7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

7.1.1.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's agreement.

(If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time.)

7.1.1.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

7.1.1.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Clauses 7.1.1.1 through 7.1.1.3.

7.1.2 SUBCONTRACT COSTS

Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

7.1.3 COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
CONSTRUCTION

7.1.3.1 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

7.1.3.2 Costs of materials described in the preceding Clause 7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner's option, shall be sold by the Contractor; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

7.1.4 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

7.1.4.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

7.1.4.3 Costs of removal of debris from the site.

7.1.4.4 Costs of telegrams and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

7.1.4.5 That portion of the reasonable travel and subsistence expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.





                                                                     A111-1987 5

7.1.5 MISCELLANEOUS COSTS

7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds.

7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

7.1.5.4 Fees of testing laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.4 below.

7.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Contractor's Fee or of a Guaranteed Maximum Price, if any, and provided that such royalties, fees and costs are not excluded by the last sentence of Subparagraph 3.17.1 of the General Conditions or other provisions of the Contract Documents.

7.1.5.6 Deposits lost for causes other than the Contractor's fault or negligence.

7.1.6 OTHER COSTS

7.1.6.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

7.2 EMERGENCIES: REPAIRS TO DAMAGED, DEFECTIVE OR NONCONFORMING WORK

The Cost of the Work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor:

7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions.

7.2.2 In repairing or correcting Work damaged or improperly executed by construction workers in the employ of the Contractor, provided such damage or improper execution did not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor.

7.2.3 In repairing damaged Work other than that described in Subparagraph 7.2.2. provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel, and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.

7.2.4 In correcting defective or nonconforming Work performed or supplied by a Subcontractor or material supplier and not corrected by them, provided such defective or nonconforming Work did not result from the fault or neglect of the Contractor or the Contractor's personnel adequately to supervise and direct the Work of the Subcontractor or material supplier, and only to the extent that the cost of correcting the defective or nonconforming Work is not recoverable by the Contractor from the Subcontractor or material supplier.

                                   ARTICLE 8
                           COSTS NOT TO BE REIMBURSED

8.1 The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Clauses 7.1.1.2 and 7.1.1.3 or as may be provided in
Article 14.

8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

8.1.3 Overhead and general expenses, except as may be expressly included in
Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

8.1.5 Rental costs of machinery and equipment, except as specifically provided in Clause 7.1.4.2.

8.1.6 Except as provided in Subparagraphs 7.2.2 through 7.2.4 and Paragraph 13.5 of this Agreement, costs due to the fault or negligence of the Contractor, Subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

8.1.7 Any cost not specifically and expressly described in Article 7.

8.1.8 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded.

                                                                     A111-1987 6

                                    ARTICLE 9
                          DISCOUNTS, REBATES AND REFUNDS

9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

9.2 Amounts which accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

                                   ARTICLE 10
                        SUBCONTRACTS AND OTHER AGREEMENTS

10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner will then determine, with the advice of the Contractor and subject to the reasonable objection of the Architect, which bids will be accepted. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; however, if a Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the payment provisions of Paragraphs 12.7 and 12.8, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.

                                   ARTICLE 11
                               ACCOUNTING RECORDS

11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

                                   ARTICLE 12
                                PROGRESS PAYMENTS

12.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

12.3 Provided an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 10th day of the month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 15 days after the Architect receives the Application for Payment.

12.4 With each Application for Payment the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment; plus (4) retainage provided in Subparagraph 12.5.4, if any, applicable to prior progress payments.




                                                                     A111-1987 7

12.5 CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

12.5.1 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.5.2 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

12.5.3 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.5.3.1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

12.5.3.2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

12.5.3.3 Add the Contractor's Fee, less retainage of N/A percent (N/A %). The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, shall be an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion.

12.5.3.4 Subtract the aggregate of previous payments made by the Owner.

12.5.3.5 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

12.5.3.6 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

12.5.4 Additional retainage, if any, shall be as follows:

(If it is intended to retain additional amounts from progress payments to the Contractor beyond (1) the retainage from the Contractor's Fee provided in Clause 12.5.3.3, (2) the retainage from Subcontractors provided in Paragraph 12.7 below, and (3) the retainage, if any, provided by other provisions of the Contract, insert provision for such additional retainage here. Such provision, if made, should also describe any arrangement for limiting or reducing the amount retained after the Work reaches a certain state of completion.)

12.6 CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

12.6.1 Applications for Payment shall show the Cost of the Work actually incurred by the Contractor through the end of the period covered by the Application for Payment and for which the Contractor has made or intends to make actual payment prior to the next Application for Payment.

12.6.2 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.6.2.1 Take the Cost of the Work as described in Subparagraph 12.6.1.

12.6.2.2 Add the Contractor's Fee, less retainage of         percent (   %). The
Contractor's Fee shall be computed upon the Cost of the Work described in the preceding Clause 12.6.2.1 at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the preceding Clause bears to a reasonable estimate of the probable Cost of the Work upon its completion.

12.6.2.3 Subtract the aggregate of previous payments made by the Owner.

12.6.2.4 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 or to substantiate prior Applications for Payment or resulting from errors subsequently discovered by the Owner's accountants in such documentation.





                                                                     A111-1987 8

12.6.2.5 Subtract amounts, if any, for which the Architect has withheld or withdrawn a Certificate for Payment as provided in the Contract Documents.

12.6.3 Additional retainage, if any, shall be as follows:

12.7 Except with the Owner's prior approval, payments to Subcontractors included in the Contractor's Applications for Payment shall not exceed an amount for each Subcontractor calculated as follows:

12.7.1 Take that portion of the Subcontract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion in the Subcontractor's schedule of values, less retainage of
percent (   %). Pending final determination of amounts to be paid to the
Subcontractor for changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Subcontract Sum has not yet been adjusted by Change Order.

12.7.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less retainage of
percent (   %)

12.7.3 Subtract the aggregate of previous payments made by the Contractor to the Subcontractor.

12.7.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment by the Owner to the Contractor for reasons which are the fault of the Subcontractor.

12.7.5 Add, upon Substantial Completion of the entire Work of the Contractor, a
sum sufficient to increase the total payments to the Subcontractor to    percent
(   %) of the Subcontract Sum, less amounts, if any, for incomplete Work and unsettled claims; and, if final completion of the entire Work is thereafter materially delayed through no fault of the Subcontractor, add any additional amounts payable on account of Work of the Subcontractor in accordance with Subparagraph 9.10.3 of the General Conditions.

(If it is intended, prior to Substantial Completion of the entire Work of the Contractor, to reduce or limit the retainage from Subcontractors resulting from the percentages inserted in Subparagraphs 12.7.1 and 12.7.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation).


The Subcontract Sum is the total amount stipulated in the subcontract to be paid by the Contractor to the Subcontractor for the Subcontractor's performance of the subcontract.

12.8 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Paragraph 12.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.

                                   ARTICLE 13
                                  FINAL PAYMENT

13.1 Final payment shall be made by the Owner to the Contractor when ( 1 ) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct defective or nonconforming Work, as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which necessarily survive final payment; (2) a final Application for Pay-





                                                                     A111-1987 9
ment and a final accounting for the Cost of the Work have been submitted by the Contractor and reviewed by the owner's accountants; and (3) a final Certificate for Payment has then been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

13.2 The amount of the final payment shall be calculated as follows: 100% of final approved pay request

13.2.1 Take the sum of the Cost of the Work substantiated by the Contractor's final accounting and the Contractor's Fee; but not more than the Guaranteed Maximum Price, if any.

13.2.2 Subtract amounts, if any, for which the Architect withholds, in whole or in part, a final Certificate for Payment as provided in Subparagraph 9.5.1 of the General Conditions or other provisions of the Contract Documents.

13.2.3 Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Contractor, the Contractor shall reimburse the difference to the Owner.

13.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Paragraph 13.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the General Conditions. The time periods stated in this Paragraph 13.3 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

13.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

13.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price, if any. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

14.3 Contractor and Owner acknowledge and agree that Horizon Medical Products, Inc., the Tenant of the Project structure, is shown as a party to this Contract solely for the purpose of having the right to pursue appropriate legal remedies for any breach, including without limitation, any claim for defective workmanship. Horizon shall have no direct responsibility to the Contractor for payment of any construction contract costs arising hereunder.

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)



                                                                    A111-1987 10

14.4 Other provisions:

                                   ARTICLE 15
                            TERMINATION OR SUSPENSION

15.1 The Contract may be terminated by the Contractor as provided in Article 14 of the General Conditions; however, the amount to be paid to the Contractor under Subparagraph 14.1.2 of the General Conditions shall not exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

15.2 If a Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of the General Conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.3 If no Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

15.3.1 Take the Cost of the Work incurred by the Contractor to the date of termination.

15.3.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion.

15.3.3 Subtract the aggregate of previous payments made by the Owner.

The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Subparagraph 15.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 15, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, if any, shall be increased as provided in Subparagraph 14.3.2 of the General Conditions except that the term "cost of performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Contractor's Fee as described in Paragraphs 5.1 and 6.3 of this Agreement.

                                   ARTICLE 16
                        ENUMERATION OF CONTRACT DOCUMENTS

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A111, 1987 Edition.

16.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.





                                                                    A111-1987 11

16.1.3 The Supplementary and other Conditions of the Contract are those
contained in the Project Manual dated              , and are as follows:

DOCUMENT                          TITLE                      PAGES
--------                          -----                      -----
Not Applicable



16.1.4 The Specifications are those contained in the Project Manual dated as in Paragraph 16.1.3, and are as follows:

(Either list the Specifications here or refer to an exhibit attached to this Agreement.)

SECTION                             TITLE                      PAGES
-------                             -----                      -----
Not Applicable





                                                                    A111-1987 12

16.1.5 The Drawings are as follows, and are dated         unless a different
date is shown below:

(Either list the Drawings here or refer to an exhibit attached to this Agreement.)

NUMBER                           TITLE                                         DATE
------                           -----                                         ----
A-1.0          General Notes                                             23 January 1996
A-3.0          Overall floor plan                                        23 January 1996
A-3.1          Partial floor plan                                        23 January l996
A-3.2          Partial floor plan                                        23 January 1996
A-3.5          Reflected ceiling and lighting plan                       23 January 1996
A-4.0          Door schedule and details                                 23 January 1996
A-5.0          Finish schedule, partition types, misc. details           23 January 1996
M-1.O          HVAC                                                      23 January 1996
E-1.0          Electrical Power                                          23 January 1996
P-1.0          Plumbing                                                  23 January 1996
Pr-1.0         Process piping                                            23 January 1996

Note: Plans will be updated to reflect changes agreed upon.

16.1.6 The addenda, if any, are as follows:

NUMBER                              DATE                           PAGES
------                              ----                           -----
Not Applicable

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 16.





                                                                    A111-1987 13

16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)





This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

0WNER The Development Authority of the              CONTRACTOR Langford Construction Company
      City of Manchester & Horizon Medical
      Products

/s/                                                 /s/ A. PHILIP LANGFORD
---------------------------------------------       ------------------------------------------
(Signature) Chairman Manchester Development         (Signature)
            Authority
/s/                                                 A. Philip Langford
---------------------------------------------       ------------------------------------------
(Printed name and title) President of Horizon       (Printed name and title)

[AIA LOGO] CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.





                                                                    A111-1987 14

       FILE ID  - 9601                                  ESTIMATE DETAIL REPORT                            PAGE  -     1
PROJECT JOB NO. - 9601                                 ** ITEM CODE SEQUENCE **                           DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                       TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                     HORIZON MEDICAL PRODUCTS
                                                                                   SEVEN NORTH PARKWAY SQUARE
                                                                                   ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              :  TAX & INS INCLUDED
REF  S         ITEM                                    UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/:   TOT UNIT   TOTAL
NO.  D SC ELEM CODE      DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :    PRICE     PRICE
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL REQUIREMENTS
          JOB PERSONNEL
109            103.110   JOB SUPERINTENDENT            WK        17   800.000             13,600                  1120.000   19,040
                                                                                          ----------------                  -------
                    **TOTAL JOB PERSONNEL                                                 13,600                             19,040

          REGULATORY REQUIREMENTS
110            106.000 PERMIT                          LS         1              1500.000  S         1,500 S      1500.000    1,500
                    **TOTAL REGULATORY REQUIREMENTS                                        ---------------                  -------
                                                                                                     1,500 S                  1,500

          MISC GENERAL REQUIREMENTS
111            107.100 JOB CLEAN UP - LABOR            SQFT  40.000      .172              6,880                      .241    9,640
112            107.101 JOB CLEAN UP - EQUIP.           SF    40.000                  .050 E          2,000 E          .050    2,000
113            107.103 TRASH DUMP FEE                  MO         4               750.000 S          3,000 S       750.000    3,000
114            107.104 FINAL CLEAN UP - LABOR          SF    40.000      .057              2,280                      .080    3,200
115            107.105 FINAL CLEAN UP - EQUIP.         SF    40.000                  .015 E            600 E          .015      600
116            107.106 FINAL CLEAN UP - SUB            LS         1              2400.000 S          2,400 S      2400.000    2,400
117            107.120 TEMP. SANITARY TOILET           MO         4               125.000 S            500 S       125.000      500
                                                                                            --------------                   ------
                    **TOTAL MISC GENERAL REQUIREMENTS                                      9,160     2,600 E                 21,340
                                                                                                     5,900 S

          TEMPORARY UTILITIES
118            150.110 JOB TELEPHONE                   MO         4               250.000 S          1,000 S       250.000    1,000
119            150.120 TEMP. ELECT. SERVICE            MO         4               250.000 S          1,000 S       250.000    1,000
120            150.121 TEMP. LIGHTING                  LS         1               500.000 E            500 E       500.000      500
121            150.130 TEMPORARY WATER                 MO         4                50.000 S            200 S        50.000      200
                                                                                            --------------                   ------
                    **TOTAL TEMPORARY UTILITIES                                                        500 E                  2,700
                                                                                                     2,200 S

          JOB EQUIPMENT
122            151.000 SMALL TOOLS                     MO         4               100.000 E            400 E       100.000      400
123            151.320 PICK-UP TRUCK RENTAL            MO         4               324.000 E          1,296 E       324.000    1,296
124            151.330 EQUIPMENT RENTAL                MO         4              1000.000 E          4,000 E      1000.000    4,000
                                                                                            --------------                   ------
                    **TOTAL JOB EQUIPMENT                                                            5,696 E                  5,696

          PROJECT SIGNS
125            158.150 JOB SIGN - LABOR                EACH       1     50.000                50                    70.000       70
126            158.152 JOB SIGN - SUB                  EA         1               400.000 S            400 S       400.000      400
                                                                                            --------------                   ------
                    **TOTAL PROJECT SIGNS                                                     50       400 S                    470

          FIELD OFFICES & SHEDS
127            159.100 OFFICE TRAILER                  MO         4               325.000 S          1,300 S       325.000    1,300
128            159.101 TRAILER SET UP - LABOR          EA         1    100.000               100                   140.000      140


       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    2
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL REQUIREMENTS
          FIELD OFFICES & SHEDS
 129            159.102 TRAILER SET UP-SUB              EA        1             250,000 S               250 S     250.000       250
                                                                                           ----------------                --------
                      ** TOTAL FIELD OFFICES & SHEDS                                         100      1,550 S                 1,690

          OTHER GENERAL REQUIREMENTS
 130            180.001 JOB DESIGN COST                 LS        1              40,000 S            40,000 S      40,000    40,000
 131            180.002 PLANS & PRINTS                  LS        1              200.00 S               200 S     200.000       200
 132            180.003 A.G.C. DUES                     LS        1              840.00 S               840 S     840.000       840
                                                                                           ----------------                --------
                      ** TOTAL OTHER GENERAL REQUIREMENTS                                            41,040 S                41,040

                     *** TOTAL GENERAL REQUIREMENTS                                       22,910      8,796 E                93,476
                                                                                                     52,590 S

MISC OVERHEAD
 133            190.000 SUPERINTENDENT BONUS            LS        1            2608.000 S             2,608 S    2608.000     2,608
                                                                                           ----------------                --------
                     *** TOTAL MISC OVERHEAD                                                          2,608 S                 2,608

CONTINGENCY
 134            199.000 CONTINGENCIES                   LS        1  2500.000  2500.000 M  2,500      2,500 M      11,150    11,150
                                                                               5000.000 S             5,000 S
                                                                                           ----------------                --------
                     *** TOTAL CONTINGENCY                                                 2,500      2,500 M                11,150
                                                                                                      5,000 S

EXCAV, GRADING & BACKFILL
          EXCAVATION & BACKFILL
   1      0211  222.001 FINE GRADE FLOOR BY HAND        SQFT 37,839      .014                530                     .020       757
   2      0211  222.022 WASHED GRAVEL SLAB FILL         CUYD    532     1.787    11,470 M    951      6,102 M      18,573     9,881
                                                                                  3,913 S             2,082 S
   3   E  0111  222.101 HAND EXCAV CONTINUOUS FIG       CUYD     10     5.575                 56                    7.800        78
   4   M  0112  222.110 MACH EXCAV COLUMN FIG           CUYD     45     5.574     6,467 E    251        291 E      14.267       642
   6   E  0111  222.131 HAND BACKFILL CONTINUOUS FIG    CUYD      3     1.078                  3                    1.667         5
   7   M  0112  222.141 HAND BACKFILL @ COLUMN FIG      CUYD     32     1.078                 34                    1.500        48
                                                                                           ----------------                --------
                      ** TOTAL EXCAVATION & BACKFILL                                       1,825      6,102 M                11,411
                                                                                                        291 E
                                                                                                      2,082 S

          SOIL TREATMENT
   8      0211  225.000 SUBSOIL TERMITE TREATMENT       SQFT 37,839                .080 S             3,027 S        .080     3,027
                                                                                           ----------------                --------
                      ** TOTAL SOIL TREATMENT                                                         3,027 S                 3,027

                     *** TOTAL EXCAV, GRADING & BACKFILL                                   1,825      6,102 M                14,438
                                                                                                        291 E
                                                                                                      5,109 S

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    3
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
ROADS & WALKS
          ASPHALT PAVING
  9                 261.080 STRIPE PARKING LINES        LS          1            250.000   $           250 S    250.000          250
                                                                                           ---------------                 ---------
                         **TOTAL ASPHALT PAVING                                                        250 S                     250

          CURB & GUTTERS
 10                 262.065 CURB & GUTTER (S)           LF        400              8.500   $         3,400 S      8.500        3,400
                                                                                           ---------------                 ---------
                         **TOTAL CURB & GUTTERS                                                      3,400 S                   3,400

          WALKS
 11       1222 263.000 **CONC IN SIDEWALKS**            ****
 12  E    1222 263.000 **CONC IN SIDEWALKS**            ****
 13       1222 263.001   3000 PSI DIRECT                CUYD       14             53.000 M             742 M     56.214          787
 14  E    1222 263.001   3000 PSI DIRECT                CUYD       14             53.000 M             742 M     56.214          787
 15       1222 263.120 ER SIDEWALK EDGE FORMS           LNFT      310      .655     .124 M      203     38 M      1.048          325
 16  E    1222 263.120 ER SIDEWALK EDGE FORMS           LNFT      270      .655     .124 M      177     33 M      1.048          283
 17       1222 263.130 WRK SIDEWALK EDGE FORMS          LNFT      310      .118                  37                .165           51
 18  E    1222 263.130 WRK SIDEWALK EDGE FORMS          LNFT      270      .118                  32                .167           45
 19       1222 263.140 ER THICKENED SLAB EDGE FORM      LNFT      102     1.965     .375 M      200     38 M      3.157          322
 20  E    1222 263.140 ER THICKENED SLAB EDGE FORM      LNFT      103     1.965     .375 M      202     39 M      3.146          324
 21       1222 263.150 WRK THICKENED SLAB EDGE FORM     LF        102      .351                  36                .490           50
 22  E    1222 263.150 WRK THICKENED SLAB EDGE FORM     LF        103      .351                  36                .495           51
 23       1222 263.200 FINE GRADE FOR SIDEWALK          SQFT      884      .050                  44                .070           62
 24  E    1222 263.200 FINE GRADE FOR SIDEWALK          SQFT      894      .050                  45                .070           63
 25       1222 263.260 EXCAV & THICKENED SLAB EDGE      CUYD        5     7.094                  35              10.000           50
 26  E    1222 263.260 EXCAV & THICKENED SLAB EDGE      CUYD        5     7.094                  35              10.000           50
 27       1222 263.270 BACKFILL & THICKENED SLAB EDGE   CUYD        3     3.054                   9               4.333           13
 28  E    1222 263.270 BACKFILL & THICKENED SLAB EDGE   CUYD        3     3.054                   9               4.333           13
 29  E    1222 263.300 TROWEL & BROOM SIDEWALK          SQFT      894               .280 S             250 S       .280          250
 30       1222 263.320 SCREEN FINISH SIDEWALK           SQFT      884      .362                 320                .507          448
 33       1222 263.400 6X6-10/10 MESH                   SDS        10     2.555    6.000 M       26     60 M     10.000          100
 34  E    1222 263.400 6X6-10/10 MESH                   SDS        10     2.555    6.000 M       26     60 M     10.000          100
 35       1222 263.440 SIDEWALK REINFORCING             CWT         2    11.872   25.000 M       24     50 M     43.000           86
 36  E    1222 263.440 SIDEWALK REINFORCING             CWT         2    11.872   25.000 M       24     50 M     43.000           86
                                                                                           ---------------                 ---------
                    **TOTAL WALKS                                                             1,520  1,852 M                   4,346
                                                                                                       250 S

          CONCRETE PAVING
 37            265.065 ASPHALT PAVING (S)               SY      1.208             12.000 S          14,496 S     12.000       14,496
 38            265.065 ASPHALT PAVING (S)               SY      2.007             17.000 S          34,153 S     17.000       34,153
 39            265.066 GRAVEL PARKING (S)               SY        400              7.000 S           2,800 S      7.000        2,800
                                                                                           ---------------                 ---------
                    **TOTAL CONCRETE PAVING                                                         51.449 S                  51.449

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    4
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
ROADS & WALKS
          CONCRETE PAVING
               ***TOTAL ROADS & WALKS                                                        1.520     1.852 M             59.445
                                                                                                      55.349 S

SITE IMPROVEMENTS
          MISC SITE IMPROVEMENTS
    40         270.001 GEN. SITEWORK SUB                LS               1       3500.000 S            3.500 S 3500.000     3.500
                                                                                            ----------------             --------
                         **TOTAL MISC SITE IMPROVEMENTS                                                3.500 S              3.500

                        ***TOTAL SITE IMPROVEMENTS                                                     3.500 S              3.500

LAWNS & PLANTING
    41         280.010 LANDSCAPING/IRRIGATION           LS               1         30.000 S           30.000 S   30.000    30.000
                                                                                            ----------------             --------
                   ***TOTAL LAWNS & PLANTING                                                          30.000 S             30.000

CONCRETE FINISHING
          CONCRETE FINISHER
     42   0312 301.019 TROWEL CEMENT FINISH             SQFT        37.839           .280 S           10.585 S     .280    10.595
     43   0312 301.050 PROTECT & CURE                   SQFT        37.839   .007    .023 M    265       870 M     .034     1.286
     44        301.300 CONTROL JOINT                    LNFT           650   .250    .420 M    163       273 M     .795       517
     45        301.301 SAW CUT JOINT                    LNFT         5.655           .500 S            2.828 S     .500     2.828
                                                                                            ----------------             --------
                    **TOTAL CONCRETE FINISHER                                                  428     1.143 M             15.226
                                                                                                      13.423 S

                   ***TOTAL CONCRETE FINISHING                                                 428     1.143 M             15.226
                                                                                                      13,423 S

FORM WORK
          FORM WORK
     46 M 0112 311.120 ER COLUMN FIG EDGE FORM          SQFT           535  1.973   1.060 M  1.056       567 M    3.886     2.079
     47 M 0112 311.121 WRK COLUMN FIG EDGE FORM         SQFT           535   .273              146                 .381       204
     48   0211 311.300 ER FLOOR EDGE W/1.5 PM/SF        SQFT           293  1.973    .867 M    578       254 M    3.679     1.078
     49   0211 311.301 WRK FLOOR EDGE W/1.5 PM/SF       SQFT           293   .273               80                 .382       112
     51        311.304 EXPANSION JOINT                  LNFT         1.200   .200    .200 M    240       240 M     .492       590
     52        311.304 EXPANSION JOINT                  LNFT            20   .200    .200 M      4         4 M     .500        10
                                                                                            ----------------             --------
                    **TOTAL FORM WORK                                                        2.104     1.065 M              4.073

          MISC FORM WORK
     53 M      319.100 INSTALL ANCHOR BOLTS             EACH            40 10.000  10.000 M    400       400 M   24.600       984
                                                                                            ----------------             --------
                    **TOTAL MISC FORM WORK                                                     400       400 M                984

                   ***TOTAL FORM WORK                                                        2.504     1.465 M              5.057


       FILE ID - 9601                                 ESTIMATE  DETAIL  REPORT                           PAGE -       5
PROJECT JOB NO - 9601                                 ** ITEM CODE SEQUENCE **                           DATE - 02/14/96
PROJECT NAME   - NEW OFFICE/MANUFACTURING FACILITY                                                       TIME - 12:22:31
PROJECT SIZE   -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                          SEVEN NORTH PARKWAY SQUARE
                                                                                          ATLANTA, GA  30327



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                : TAX & INS INCLUDED
REF S          ITEM                                     UNIT           LAB UNIT    MAT/EQP/    TOTAL  TOTAL MAT/: TOT UNIT   TOTAL
NO. D SC ELEM  CODE      DESCRIPTION                    MEAS QUANTITY   PRICE      SUB UNIT    LABOR  EQUIP/SUB :   PRICE    PRICE
------------------------------------------------------------------------------------------------------------------------------------
REINFORCING STEEL
         RE-BARS
 54   E 0111   321.100  RE-STEEL @ CONTINUOUS FTG       CWT        5   10.739      25.000 M       54    125 M    41.600       208
 55   M 0112   321.110  RE-STEEL @ COLUMN FOOTING       CWT        6   10.739      25.000 M       64    150 M    41.500       249
                                                                                            ---------------             ---------
                     ** TOTAL RE-BARS                                                            118    275 M                 457

                    *** TOTAL REINFORCING STEEL                                                  118    275 M                 457

CAST-IN-PLACE CONCRETE
         CAST-IN-PLACE CONCRETE
 56   E 0111   331.100 **CONC IN CONTINUOUS FOOTING ** ****
 57   E 0111   331.101   3000 PSI DIRECT               CUYD        8    6.000      53.000 M       48    424 M    64.500       516
 58   M 0112   331.150 **CONC IN COLUMN FOOTING **     ****
 59   M 0112   331.151   3000 PSI DIRECT               CUYD       11    6.000      53.000 M       66    583 M    64.545       710
 60     0211   331.300 **CONC IN SLAB ON GRADE**       ****
 61     0211   331.342   MIX A W/PUMP                  CUYD      736               58.500 M          43.056 M    66.010    48.583
                                                                                    4.000 E           2.944 E
                                                                                            ---------------             ---------
                      ** TOTAL CAST-IN-PLACE CONCRETE                                            114 44.063 M              49.809
                                                                                                      2.944 E

                     *** TOTAL CAST-IN-PLACE CONCRETE                                            114 44.063 M              49.809
                                                                                                      2.944 E

GROUT
 62   M        360.000   GROUT COL BASE PLATES         EA         40     3.000      3.000 M      120    120 M     7.375       295
                     *** TOTAL GROUT                                                        ---------------             ---------
                                                                                                 120    120 M                 295

MASONRY
 63   E 0411   400.001  MORTAR                         CUYD        1               50.000 M             200 M    53.000       212
 64   E 0411   400.102  FILL VOIDS W/CONCRETE          CUYD        2    19.784     56.500 M       40    113 M    87.500       175
 65   E 0411   405.402  8X8X16 SPLIT FACE BLOCK        PCS       588                1.800 M           1.058 M     3.908     2.298
                                                                                    2.000 S           1.176 S
 66   E 0411   405.412  8" ROUND BEAM SPLIT FACE BLOCK PCS        70                2.500 M             175 M     4.657       326
                                                                                    2.000 S             140 S
 67   E 0411   425.102  8" DUR-A-WALL                  LNFT      379                 .134 M              51 M      .142        54
 68   E 0411   425.122  RE-STEEL & MASONRY             CWT         1    12.300     25.000 M        12    25 M    44.000        44
 69     0622   426.001  BRICK PAVERS                   SQFT      884      .448       .850 M       396   751 M     1.527     1.350
                                                                                            ---------------             ---------
                   ***  TOTAL MASONRY                                                             448 2.373 M               4.459
                                                                                                      1.316 S

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -  6
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL METALS
           STRUCTURAL METALS
 70  M         500.010 STRUCT. STEEL MATERIAL           LS         1            6000.000 M              6,000 M 6360.000      6,360
 71  M         500.011 STRUCT. STEEL ERECTION           EA        40   25.000              1.000                  35.000      1,400
                                                                                          -------------------            ----------
                         ** TOTAL STRUCTURAL METALS                                        1.000        6,000 M               7,760

                        *** TOTAL STRUCTURAL METALS                                        1.000        6,000 M               7,760

MISC & ORNAMENTAL METAL
           EXPANSION CONTROL
 72            580.001 MISC. NAILS, ETC.                LS         1            2500.000  M             2,500 M 2650.000      2,650
                                                                                          -------------------            ----------
                       ** TOTAL EXPANSION CONTROL                                                       2,500 M               2,650

                      *** TOTAL MISC & ORNAMENTAL METAL                                                 2,500 M               2,650

ROUGH CARPENTRY
 73  M         601.093 F.T. 2" X 12" - 12'              BF     7,526     .280       .560  M 2.107       4,215 M     .986      7,420
                                                                                           -------------------            ---------
                      *** TOTAL ROUGH CARPENTRY                                             2.107       4,215 M               7,420

FINISH CARPENTRY
            INTERIOR TRIM
 74            620.106 WOOD BASE                        LF       500     .500       .380  M   250         190 M    1.104        552
 75            620.107 CROWN MOULD                      LF       460     .750       .390  M   345         179 M    1.463        673
                                                                                           -------------------            ---------
                       ** TOTAL INTERIOR TRIM                                                 595         369 M               1,225

           EXTERIOR TRIM
 76  M         623.046 1/2" CDX PLYWOOD                 SH        12   13.000     12.780  M   156         153 M   31.750        381
 77  M         623.500 5/8" T&G PLYWOOD                 SH       100   13.000     17.100  M 1,300       1,710 M   36.330      3,633
                                                                                           -------------------            ----------
                       ** TOTAL EXTERIOR TRIM                                               1,456       1,863 M               4,014


                      *** TOTAL FINISH CARPENTRY                                            2,051       2,232 M               5,239

CUSTOM WOODWORK
 78            640.010 MILLWORK                         LS         1              10.000  S            10,000 S   10.000     10,000
                                                                                           ------------------             ---------
                      *** TOTAL CUSTOM WOODWORK                                                        10,000 S              10,000

WATERPROOF & DAMPPROOF
 79        0211  719.001 6MIL VISQUEEN SUBGRADE PAPER   SQS      417               1.900  M               792  M   2.014        840
                                                                                           -------------------            ---------
                      *** TOTAL WATERPROOF & DAMPPROOF                                                    792 M                 840

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    7
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
METAL DOORS & FRAMES
  80            800.005 HOLLOW METAL-MATERIAL           LS       1             2000.000 M             2,000 M    2120.000     2,120
  81            800.005 HOLLOW METAL-MATERIAL           LS       1             4000.000 M             4,000 M    4240.000     4,240
  82            800.005 HOLLOW METAL-MATERIAL           LS       1             5000.000 M             5,000 M    5300.000     5,300
  83            800.005 HOLLOW METAL-MATERIAL           LS       1             7548.000 M             7,548 M    8001.000     8,001
  84            800.010 HOLLOW METAL FRAMES-LABOR       EAS     60     21.842              1,311                   30.583     1,835
  85            800.012 HOLLOW METAL DOORS-LABOR        EA      44     16.619                731                   23.273     1,024
  86            800.013 H.M. WINDOW FRAMES (L)          EA      26     21.842                568                   30.577       795
  87            800.020 SOLID CORE WOOD DOORS (M)       LS       1             2743,000 M             2,743 M    2908.000     2,908
  88            800.021 SOLID CORE WOOD DOORS (L)       EA      21     26.783                562                   37.476       787
                                                                                           ----------------                --------
                     *** TOTAL METAL DOORS & FRAMES                                        3,172     21,291 M                27,010

HARDWARE
  89            871.018 FINISH HARDWARE-LABOR           EA      61     12.250                747                   17.148     1,046
  90            871.019 FINISH HARDWARE-MATERIAL        LS       1             9862.000 M             9,862 M      10.454    10,454
                                                                                           ----------------                --------
                     *** TOTAL HARDWARE                                                      747      9,862 M                11,500

GLASS & GLAZING
          GLAZING
  91            880.000 GLASS & GLAZING                 LS       1             2000.000 S             2,000 S    2000.000     2,000
                                                                                           ----------------                --------
                      ** TOTAL GLAZING                                                                2,000 S                 2,000

                     *** TOTAL GLASS & GLAZING                                                        2,000 S                 2,000

GYPSUM DRYWALL
  92            925.025 WD STUD/D.WALL/ACOUSTIC         LS       1              108,749 S           108,749 S     108.749   108,749
                                                                                           ----------------                --------
                     *** TOTAL GYPSUM DRYWALL                                                       108,749 S               108,749

FLOORING
           SPECIAL FLOORING
  93            970.010 FLOOR COVERING (S)              LS       1               22,499 S            22,500 S      22.500    22,500
                                                                                           ----------------                --------
                      ** TOTAL SPECIAL FLOORING                                                      22,500 S                22,500

                     *** TOTAL FLOORING                                                              22,500 S                22,500

PAINTING & WALL COVERING
           PAINTING
  94            990.100 PAINTING                        LS       1               25,129 S            25,130 S      25.130    25,130
                                                                                           ----------------                --------
                      ** TOTAL PAINTING                                                              25,130 S                25,130

       FILE ID - 9601                          ESTIMATE DETAIL REPORT                                           PAGE -    8
PROJECT JOB NO - 9601                         ** ITEM CODE SEQUENCE **                                          DATE - 02/14/96
PROJECT NAME   - NEW OFFICE/MANUFACTURING FACILITY                                                              TIME - 12:22:31
PROJECT SIZE   -  40,000 SF                                                              HORIZON MEDICAL PRODUCTS
                                                                                         SEVEN NORTH PARKWAY SQUARE
                                                                                         ATLANTA, GA 30327
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           : TAX & INS INCLUDED
REF  S         ITEM                                 UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION               MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
--------------------------------------------------------------------------------------------------------------------------------
PAINTING & WALL COVERING
           WALL COVERING
  95            995.000 VINYL WALL COVERING ALLO    RLS     40               34.000 M             1,360 M      46.050     1,842
                                                                             10.000 S               400 S
                                                                                     ------------------              ----------
                     ** TOTAL WALL COVERING                                                       1,360 M                 1,842
                                                                                                    400 S

                    *** TOTAL PAINTING & WALL COVERING                                            1,360 M                26,972
                                                                                                 25,530 S

SPECIALTIES
          COMPARTMENTS & CUBICLES
  96           1018.300 TOILET PARTITIONS-LABOR     EA      10  70.000                  700                    98.000       980
  97           1018.350 TOILET PARTITIONS-MATERI    LS       1             4120.000 M             4,120 M    4367.000     4,367
                                                                                     ------------------              ----------
                      ** TOTAL COMPARTMENTS & CUBICLES                                  700       4,120 M                 5,347

          LOCKERS
  98           1050.015 METAL LOCKERS (S)           LS       1             8000.000 S             8,000 S    8000.000     8,000
                                                                                     ------------------              ----------
                     ** TOTAL LOCKERS                                                             8,000 S                 8,000

          TOILET & BATH ACCESSORIES
  99           1080.010 TOILET ACCESSORIES-LABOR    EA      46   5.000                  230                     7.000       322
 100           1080.015 TOILET ACCESSORIES-MATER    LS       1             1762.000 M             1,762 M    1868.000     1,868
                                                                                     ------------------              ----------
                     ** TOTAL TOILET & BATH ACCESSORIES                                 230       1,762 M                 2,190

                    *** TOTAL SPECIALTIES                                               930       5,882 M                15,537
                                                                                                  8,000 S
EQUIPMENT
           FOOD SERVICE EQUIPMENT
 101           1140.100 KITCHEN EQUIPMENT (S)       LS       1             3134.000 S             3,134 S    3134.000     3,134
                                                                                     ------------------              ----------
                     ** TOTAL FOOD SERVICE EQUIPMENT                                              3,134 S                 3,134

                    *** TOTAL EQUIPMENT                                                           3,134 S                 3,134

PLUMBING SYSTEMS & EQUIP
           MISC PLBG SYSTEMS & EQUIP
 102           1546.010 PROCESS PIPING              LS       1               27.561 S            27,561 S      27.561    27,561
                                                                                     ------------------              ----------
                     ** TOTAL MISC PLBG SYSTEMS & EQUIP                                          27,561 S                27,561

       FILE ID - 9601                           ESTIMATE DETAIL REPORT                                         PAGE -    9
PROJECT JOB NO - 9601                          ** ITEM CODE SEQUENCE **                                        DATE - 02/14/96
PROJECT NAME   - NEW OFFICE/MANUFACTURING FACILITY                                                             TIME - 12:22:31
PROJECT SIZE   -  40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                        SEVEN NORTH PARKWAY SQUARE
                                                                                        ATLANTA, GA 30327
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           : TAX  & INS INCLUDED
REF  S         ITEM                                 UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION               MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
--------------------------------------------------------------------------------------------------------------------------------
PLUMBING SYSTEMS & EQUIP
           PLUMBING SYSTEMS
 103           1549.000 PLUMBING                    LS       1               39.778 S            39,779 S      39.779    39,779
                                                                                     ------------------              ----------
                     ** TOTAL PLUMBING SYSTEMS                                                   39,779 S                39,779

                    *** TOTAL PLUMBING SYSTEMS & EQUIP                                           67,340 S                67,340


HVAC SYSTEMS & EQUIPMENT
           HVAC SYSTEMS & EQUIP
 104           1599.000 H.V.A.C.                    LS       1              159.999 S           160,000 S     160.000   160,000
                                                                                     ------------------              ----------
                     ** TOTAL HVAC SYSTEMS & EQUIP                                              160,000 S               160,000

                    *** TOTAL HVAC SYSTEMS & EQUIPMENT                                          160,000 S               160,000


ELEC SYSTEMS & EQUIPMENT
           MISC ELECTRIC SYSTEMS
 105           1666.000 COMPUTER CABLING            LS       1             7000.000 S             7,000 S    7000.000     7,000
                                                                                     ------------------              ----------
                     ** TOTAL MISC ELECTRIC SYSTEMS                                               7,000 S                 7,000

          TELEPHONE SYSTEMS
 106           1680.000 TELEPHONE SYSTEM            LS       1               15.000 S            15,000 S      15.000    15,000
                                                                                     ------------------              ----------
                     ** TOTAL TELEPHONE SYSTEMS                                                  15,000 S                15,000

          SECURITY, ALARM & DETECTION
 107           1691.010 SECURITY SYSTEM             LS       1             5000.000 S             5,000 S    5000.000     5,000
                                                                                     ------------------              ----------
                     ** TOTAL SECURITY, ALARM & DETECTION                                         5,000 S                 5,000


           ELECTRICAL SYSTEMS
 108           1699.000 ELECTRICAL CONTRACT         LS       1              156.999 S           157,000 S     157.000   157,000
                                                                                     ------------------              ----------
                     ** TOTAL ELECTRICAL SYSTEMS                                                157,000 S               157,000

                    *** TOTAL ELEC SYSTEMS & EQUIPMENT                                          184,000 S               184,000

                  ***** GRAND TOTAL                                                    42,494   114,027 M               952,571
                                                                                                 12,031 E
                                                                                                760,148 S

       FILE ID  - 9601                      GENERAL CONTRACTOR SUMMARY OF ESTIMATE                                PAGE  -    1
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------

                                                          ESTIMATE TOTALS
Labor                                                                                          42,494
     Labor burden & Total labor                                       40.00                    17,035                   59,529
Material                                                                                      114,027
     Sales tax & Total material                                        6.00                     6,836                  120,863
Subcontract                                                                                                            760,148
Equipment                                                                                                               12,031
     Equipment surcharge
Other expenses
Gross cost                                                                                                             952,571


     Gross receipts tax
     Overhead  8.0% OF GROSS COST                                                              76,205
     Fee  7.0% OF GROSS COST                                                                   66,679
     Builder's risk insurance                                           .15                     1,661
     General contractor's bond                                                                 10,867
     Subcontract bond



Total bid                                                                                                            1,107,984

                     [LANGFORD CONSTRUCTION CO. LETTERHEAD]




                                   MEMORANDUM

  TO: Marshall Hunt
FROM: Phil Langford
DATE: 02/13/96

  RE: HORIZON MEDICAL PRODUCTS
      MANCHESTER, GEORGIA

Please find changes to pricing for the aforementioned project as follows:

   Omit curb & gutter: Install bumpers                         (2,260.00)
   Omit employee walks: Provide gravel                         (3,676.00)
   Omit additional parking:  work within original cost        (18,449.00)
   Omit additional sawn joints                                 (1,541.00)
   Omit form work @ mezzanine footings                         (2,293.00)
   Omit anchor bolts & mezzanine                                 (984.00)
   Omit rebar @ mezzanine & HVAC curtain wall                    (457.00)
   Omit concrete @ HVAC curtain wall                             (516.00)
   Omit concrete @ mezzanine footings                            (710.00)
   Omit grout @ mezzanine footings                               (295.00)
   Omit masonry @ HVAC curtain walls                           (3,109.00)
   Omit structural steel @ mezzanine                           (7,760.00)
   Omit metal lockers (provide benches only)                   (6,643.87)
   Omit exterior lighting                                     (18,000.00)
   Reduce cost for 230 volt process power                      (6,000.00)
   All allowance for special finishes                         (10,000.00)
   Minimum electrical in 20,000 s.f. space                     (4,500.00)
   Reduce Bond to $705,000.00                                  (3,227.00)

           Changes to date                                    (70,420.87)
           15% OH & Profit                                    (10,563.17)
                                                           -------------
           Total changes                                      (80,984.00)

   Current Estimate Detail Report                           1,107,984.00
        Total Changes                                          80,984.00
                                                           -------------
        Total contract amount                              $1,027,000.00

Please review and advise.


                                       Thanks,

                                       /s/ A. Philip Langford
                                       ----------------------
                                           A. Philip Langford

                                  EXHIBIT "G"

                                GENERAL CONTRACT

                    THE  AMERICAN  INSTITUTE OF ARCHITECTS

                                     [LOGO]

--------------------------------------------------------------------------------
                               AIA Document A111

                           Standard Form of Agreement

                          Between Owner and Contractor

                       where the basis of payment is the

                          COST OF THE WORK PLUS A FEE

                   with or without a Guaranteed Maximum Price

                                  1987 EDITION

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS
           ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

The 1987 Edition of AIA Document A201. General Conditions of the Contract for Construction, is adopted in this Document by reference. Do not use with other general conditions unless this document is modified.

         This document has been approved and endorsed by The Associated
                        General Contractors of America.
-------------------------------------------------------------------------------
AGREEMENT

made as of the                    day of         in the year of
Nineteen Hundred and

BETWEEN the Owner:   The Development Authority of the City of Manchester &
(Name and Address)   Horizon Medical Products
                     c/o Tyron Elliott
                     P.O. Drawer 389
                     Manchester, Georgia 31816

and the Contractor:  Langford Construction Company
(Name and address)   314 Greenville Street
                     P.O. Box 1287
                     LaGrange, Georgia 30241

the Project is:      New 40,000 s.f. Office/Manufacturing/Warehouse Facility
(Name and address)   Manchester Industrial Park
                     Manchester, Georgia 31816

the Architect is:    Hal Herndon & Associates, PC
(Name and address)   2780 Bert Adams Road
                     Suite 300
                     Atlanta, Georgia 30339

The Owner and Contractor agree as set forth below.

-------------------------------------------------------------------------------

Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, (C) 1987 by The
American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.



                                                                A111-1987      1

                                   ARTICLE 1
                             THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement. Conditions of the Contract (General. Supplementary and other Conditions). Drawings, Specifications, addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contracts if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 16. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

                                   ARTICLE 2
                           THE WORK OF THIS CONTRACT

2.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:

     Excludes all manufacturing equipment
     Includes all work per estimate detail report
     Excludes all mezzanines (provisions for future wooden mezzanine @ office included)
















                                   ARTICLE 3
                          RELATIONSHIP OF THE PARTIES

3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner: to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with requirements of the Contract Documents.

                                   ARTICLE 4
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

4.1 The date of commencement is the date from which the Contract Time of Subparagraph 4.2 is measured: it shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.

     Date will be fixed in a notice to proceed.

Unless the date of commencement is established by notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit the timely filing of mortgages, mechanics liens and other security interests.



                                                                    A111-1987  2

4.2 The Contractor shall achieve Substantial Completion of the entire Work not later than June 30, 1996

(insert the calender date or number of calender days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated in the Contract Documents.)

or 120 days from notice to proceed


, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)



                                   ARTICLE 5

                                  CONTRACT SUM

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and the Contractor's Fee determined as follows:
(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and explain how the Contractor's Fee is to be adjusted for changes in the Work.)

Tenant Finishes                                             $877,000.00


- Completion of standard build-out of $150,000.00 to be under separate contract
- Contractor's Fee to be adjusted at same rate based on any approved Change Order if required


5.2    GUARANTEED MAXIMUM PRICED (IF APPLICABLE)

5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed Eight hundred seventy-seven thousand & 00/100 Dollars ($ 877,000.00), subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.

(Insert specific provisions of the Contractor is to participate in any savings.)

       Savings to be split 50% to Horizon Medical Products and 50% to the Contractor


                                                                    A111-1987  3

5.2.2 The Guaranteed Maximum Price is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates, but only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1. If decision on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)

Estimate Detail Report dated 2/14/96              (See attachment)

Memo concerning changed dated 2/13/96             (See attachment)

Balance of $150,000.00 for completion of Standard Build-out to be under separate contract is included in Estimate Detail Report dated 2/14/96

5.2.3     The amounts agreed to for unit prices, if any, are as follows:
(State unit prices only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1.)




                                   ARTICLE 6
                              CHANGES IN THE WORK

6.1       CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

6.1.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of the General Conditions.

6.1.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of the General Conditions and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of the General Conditions shall have the meanings assigned to them in the General Conditions and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

6.1.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall means the Contractor's Fee as defined in Paragraph 5.1 of this Agreement.


                                                                     A111-1987 4

6.2       CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

6.2.1 Increased costs for the items set forth in Article 7 which result from changes in the Work shall become part of the Cost of the Work, and the Contractor's Fee shall be adjusted as provided in Paragraph 5.1.

6.3       ALL CONTRACTS

6.3.1 If not specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be shall be equitably adjusted on the basis of the Fee established for the original Work.

                                   ARTICLE 7
                             COSTS TO BE REIMBURSED

7.1. The term Cost of the Work shall means costs necessary incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

7.1.1     LABOR COSTS

7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

7.1.1.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's agreement. (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time.)

7.1.1.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

7.1.1.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Clauses 7.1.1.1 through 7.1.1.3.

7.1.2     SUBCONTRACT COSTS

Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

7.1.3     COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
          CONSTRUCTION

7.1.3.1 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

7.1.3.2 Costs of materials described in the preceding Clause 7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner's option, shall be sold by the Contractor: amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

7.1.4 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site and fully consumed in the performance of the Work: and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

7.1.4.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

7.1.4.3   Costs of removal of debris from the site.

7.1.4.4 Costs of telegrams and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

7.1.4.5 That portion of the reasonable travel and subsistence expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

                                                                    A111-1987  5

7.1.5    MISCELLANEOUS COSTS

7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds.

7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

7.1.5.4 Fees of testing laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.4 below.

7.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Contractor's Fee or of a Guaranteed Maximum Price, if any, and provided that such royalties, fees and costs are not excluded by the last sentence of Subparagraph 3.17.1 of the General Conditions or other provisions of the Contract Documents.

7.1.5.6 Deposits lost for causes other that the Contractor's fault or negligence.

7.1.6    OTHER COSTS

7.1.6.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

7.2      EMERGENCIES: REPAIRS TO DAMAGED, DEFECTIVE OR NONCONFORMING WORK

The Cost of the Work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor:

7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions.

7.2.2 In repairing or correcting Work damaged or improperly executed by construction workers in the employ of the Contractor, provided such damage or improper execution did not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor.

7.2.3 In repairing damaged Work other than that described in Subparagraph 7.2.2, provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel, and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.

7.2.4 In correcting defective or nonconforming Work performed or supplied by a Subcontractor or material supplier and not corrected by them, provided such defective or nonconforming Work did not result from the fault or neglect of the Contractor or the Contractor's personnel adequately to supervise and direct the Work of the Subcontractor or material supplier, and only to the extent that the cost of correcting the defective or nonconforming Work is not recoverable by the Contractor from the Subcontractor or material supplier.


                                  ARTICLE 8
                         COSTS NOT TO BE REIMBURSED


8.1      The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other that the site office, except as specifically provided in Clauses 7.1.1.2 and 7.1.1.3 or as may be provided in Article 14.

8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

8.1.3    Overhead and general expenses, except as may be expressly included in
Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

8.1.5 Rental costs of machinery and equipment, except as specifically provided in Clause 7.1.4.2.

8.1.6    Except as provided in Subparagraphs 7.2.2 through 7.2.4 and Paragraph
13.5 of this Agreement, costs due to the fault or negligence of the Contractor, Subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

8.1.7    Any cost not specifically and expressly described in Article 7.

8.1.8 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded.

                                                            A111-1987    6

                                  ARTICLE 9
                        DISCOUNTS, REBATES AND REFUNDS


9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

9.2 Amounts which accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.


                                  ARTICLE 10
                      SUBCONTRACTS AND OTHER AGREEMENTS


10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner will then determine, with the advice of the Contractor and subject to the reasonable objection of the Architect, which bids will be accepted. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; however, if a Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Architect
(1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the payment provisions of Paragraphs 12.7 and 12.8, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.


                                   ARTICLE 11
                               ACCOUNTING RECORDS

11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.


                                   ARTICLE 12
                               PROGRESS PAYMENTS

12.1 Based upon Applications for Payments submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

12.3 Provided an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 10th day of the month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 15 days after the Architect receives the Application for Payment.

12.4 With each Application for Payment the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee; plus (3) payrolls for the period covered by the present Application for Payment; plus (4) retainage provided in Subparagraph 12.5.4, if any, applicable to prior progress payments.

12.5     CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

12.5.1 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.5.2 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

12.5.3 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.5.3.1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

12.5.3.2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

12.5.3.3 Add the Contractor's Fee, less retainage of N/A percent (N/A %). The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, shall be an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion.

12.5.3.4 Subtract the aggregate of previous payments made by the Owner.

12.5.3.5 Subtract the shortfall, if any, indicated by the Contractor in the document required by Paragraph 12.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

12.5.3.6 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

12.5.4   Additional retainage, if any, shall be as follows:
(If it is intended to retain additional amounts from progress payments to the Contractor beyond (1) the retainage from the Contractor's Fee provided in Clause 12.5.3.3.(2) the retainage from Subcontractors provided in Paragraph
12.7 below and (3) the retainage, if any, provided by other provisions of the Contract, insert provision for such additional retainage here. Such provision, if made, should also describe any arrangement for limiting or reducing the amount retained after the Work reaches a certain state of completion.)





12.6     CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

12.6.1 Applications for Payment shall show the Cost of the Work actually incurred by the Contractor through the end of the period covered by the Application for Payment and for which the Contractor has made or intends to make actual payment prior to the next Application for Payment.

12.6.2 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.6.2.1 Take the Cost of the Work as described in Subparagraph 12.6.1.

12.6.2.2 Add the Contractor's Fee, less retainage of    percent (  %). The
Contractor's Fee shall be computed upon the Cost of the Work described in the preceding Clause 12.6.2.1 at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as fixed sum in that Paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the preceding Clause bears to a reasonable estimate of the probable Cost of the Work upon its completion.

12.6.2.3 Subtract the aggregate of previous payments made by the Owner.

12.6.2.4 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 or to substantiate prior Applications for Payment or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

                                                                 A111-1987  8

12.6.2.5 Subtract amounts, if any, for which the Architect has withheld or withdrawn a Certificate for Payment as provided in the Contract Documents.

12.6.3 Additional retainage, if any, shall be as follows:









12.7 Except with the Owner's prior approval, payments to Subcontractors included in the Contractor's Applications for Payment shall not exceed an amount for each Subcontractor calculated as follows:

12.7.1 Take that portion of the Subcontract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion in the Subcontractor's schedule of values, less
retainage of                    percent (          %). Pending final
determination of amounts to be paid to the Subcontractor for changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Subcontract Sum has not yet been adjusted by Change Order.

12.7.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less retainage
of                   percent (        %).

12.7.3 Subtract the aggregate of previous payments made by the Contractor to the Subcontractor.

12.7.4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment by the Owner to the Contractor for reasons which are the fault of the Subcontractor.

12.7.5 Add, upon Substantial Completion of the entire Work of the Contractor, a sum sufficient to increase the total payments to the Subcontractor to
percent (   %) of the Subcontract Sum, less amounts, if any, for incomplete
Work and unsettled claims; and, if final completion of the entire Work is thereafter materially delayed through no fault of the Subcontractor, add any additional amounts payable on account of Work of the Subcontractor in accordance with Subparagraph 9.10.3 of the General Conditions.

(If it is intended, prior to Substantial Completion of the entire Work of the Contractor, to reduce or limit the retainage from Subcontractors resulting from the percentages inserted in Subparagraphs 12.7.1 and 12.7.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)






The Subcontract Sum is the total amount stipulated in the subcontract to be paid by the Contractor to the Subcontractor for the Subcontractor's performance of the subcontract.

12.8 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Paragraph 12.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner.



                                   ARTICLE 13
                                 FINAL PAYMENT

13.1 Final payment shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct defective or nonconforming Work, as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which necessarily survive final payment; (2) a final Application for Pay-

                                                                 A111-1987  9
ment and final accounting for the Cost of the Work have been submitted by the Contractor and reviewed by the Owner's accountants; and (3) a final Certificate for Payment has then been issued by the Architect; such final payment shall be made by the Owner not more than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:





13.2 The amount of the final payment shall be calculated as follows: 100% of final approved pay request


13.2.1 Take the sum of the Cost of the Work substantiated by the Contractor's final accounting and the Contractor's Fee; but not more than the Guaranteed Maximum Price, if any.

13.2.2 Subtract amount, if any, for which the Architect withholds, in whole or in part, a final Certificate for Payment as provided in Subparagraph 9.5.1 of the General Conditions or other provisions of the Contract Documents.

13.2.3  Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Contractor, the Contractor shall reimburse the difference to the Owner.

13.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Paragraph 13.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1. of the General Conditions. The time periods stated in this Paragraph 13.3 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

13.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor.
Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

13.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price, if any. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.


                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

(Insert rate of interest agreed upon, if any.)

14.3 Contractor and Owner acknowledge and agree that Horizon Medical Products, Inc., the Tenant of the Project structure, is shown as a party to this Contract solely for the purpose of having the right to pursue appropriate legal remedies for any breach, including without limitation, any claim for defective workmanship. Horizon shall have no direct responsibility to the Contractor for payment of any construction contract costs arising hereunder.


(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

                                                                A111-1987  10

14.4    Other provisions:










                                   ARTICLE 15
                           TERMINATION OR SUSPENSION

15.1 The Contract may be terminated by the Contractor as provided in Article 14 of the General Conditions; however, the amount to be paid to the Contractor under Subparagraph 14.1.2 of the General Conditions shall not exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

15.2 If a Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of the General conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.3. If no Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

15.3.1 Take the Cost of the Work incurred by the Contractor to the date of termination.

15.3.2. Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion.

15.3.3. Subtract the aggregate of previous payments made by the Owner.

The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Subparagraph 15.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 15, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, if any, shall be increased as provided in Subparagraph 14.3.2 of the General Conditions except that the term "cost of performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Contractor's Fee as described in Paragraphs 5.1 and 6.3 of this Agreement.

                                   ARTICLE 16
                       ENUMERATION OF CONTRACT DOCUMENTS

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 The Agreement is this executed Standard Form of Agreement between Owner and Contractor, AIA Document A111, 1987 Edition.

16.1.2 The General Conditions are the General Conditions of the Contract for Construction, AIA Document A201, 1987 Edition.


                                                                 A111-1987   11

16.1.3  The Supplementary and other Conditions of the Contract are those
contained in the Project Manual dated                                  ,
and are as follows:

DOCUMENT                               TITLE                              PAGES

 Not Applicable





















16.1.4 The Specifications are those contained in the Project Manual dated as in Paragraph 16.1.3, and are as follows: (Either list the Specifications here or refer to an exhibit attached to this Agreement.)

SECTION                                TITLE                              PAGES

 Not Applicable



                                                                 A111-1987   12

16.1.5  The Drawings are as follows, and are dated                       unless
a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)


NUMBER                             TITLE                             DATE


A-1.0          General Notes                                    23 January 1996
A-3.0          Overall floor plan                               23 January 1996
A-3.1          Partial floor plan                               23 January 1996
A-3.2          Partial floor plan                               23 January 1996
A-3.5          Reflected ceiling and lighting plan              23 January 1996
A-4.0          Door schedule and details                        23 January 1996
A-5.0          Finish schedule, partition types, misc. details  23 January 1996
M-1.0          HVAC                                             23 January 1996
E-1.0          Electrical Power                                 23 January 1996
P-1.0          Plumbing                                         23 January 1996
Pr-1.0         Process Piping                                   23 January 1996


Note:  Plans will be updated to reflect changes agreed upon






16.1.6  The addenda, if any, are as follows:

NUMBER                             DATE                              PAGES


Not applicable


                                                                 A111-1987   13

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 16.

16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid. Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only if intended to be part of the Contract Documents.)
















This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER  The Development Authority of the      CONTRACTOR    Langford Construction Company
       City of Manchester & Horizon Medical
       Products
       /s/             Chairman              /s/ A. Philip Langford
-------------------------------------------  --------------------------------------------
(Signature)  of MANCHESTER DEVELOPMENT       (Signature)
             AUTHORITY


  /s/                    as President of     A. Philip Langford
-------------------------------------------  ---------------------------------------------
(Printed name and title)      Horizon        (Printed name and title)


CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.


                                                                 A111-1987   14

       FILE ID  - 9601                                  ESTIMATE DETAIL REPORT                            PAGE  -     1
PROJECT JOB NO. - 9601                                 ** ITEM CODE SEQUENCE **                           DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                       TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                     HORIZON MEDICAL PRODUCTS
                                                                                   SEVEN NORTH PARKWAY SQUARE
                                                                                   ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              :  TAX & INS INCLUDED
REF  S         ITEM                                    UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/:   TOT UNIT   TOTAL
NO.  D SC ELEM CODE      DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :    PRICE     PRICE
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL REQUIREMENTS
          JOB PERSONNEL
109            103.110   JOB SUPERINTENDENT            WK        17   800.000             13,600                  1120.000   19,040
                                                                                          ---------  ---------              -------
                    **TOTAL JOB PERSONNEL                                                 13,600                             19,040

          REGULATORY REQUIREMENTS
110            106.000 PERMIT                          LS         1             1500.000   S         1,500 S      1500.000    1,500
                    **TOTAL REGULATORY REQUIREMENTS                                        -------- -------                 ------
                                                                                                     1,500 S                  1,500

          MISC GENERAL REQUIREMENTS
111            107.100 JOB CLEAN UP - LABOR            SQFT  40.000      .172              6,880                      .241    9,640
112            107.101 JOB CLEAN UP - EQUIP.           SF    40.000                  .050 E          2,000 E          .050    2,000
113            107.103 TRASH DUMP FEE                  MO         4               750.000 S          3,000 S       750.000    3,000
114            107.104 FINAL CLEAN UP - LABOR          SF    40.000      .057              2,280                      .080    3,200
115            107.105 FINAL CLEAN UP - EQUIP.         SF    40.000                  .015 E            600 E          .015      600
116            107.106 FINAL CLEAN UP - SUB            LS         1              2400.000 S          2,400 S      2400.000    2,400
117            107.120 TEMP. SANITARY TOILET           MO         4               125.000 S            500 S       125.000      500
                                                                                            --------------                  -------
                    **TOTAL MISC GENERAL REQUIREMENTS                                      9,160     2,600 E                 21,340
                                                                                                     5,900 S

          TEMPORARY UTILITIES
118            150.110 JOB TELEPHONE                   MO         4               250.000 S          1,000 S       250.000    1,000
119            150.120 TEMP. ELECT. SERVICE            MO         4               250.000 S          1,000 S       250.000    1,000
120            150.121 TEMP. LIGHTING                  LS         1               500.000 E            500 E       500.000      500
121            150.130 TEMPORARY WATER                 MO         4                50.000 S            200 S        50.000      200
                                                                                             ---------------                -------
                    **TOTAL TEMPORARY UTILITIES                                                        500 E                  2,700
                                                                                                     2,200 S

          JOB EQUIPMENT
122            151.000 SMALL TOOLS                     MO         4               100.000 E            400 E       100.000      400
123            151.320 PICK-UP TRUCK RENTAL            MO         4               324.000 E          1,296 E       324.000    1,296
124            151.330 EQUIPMENT RENTAL                MO         4              1000.000 E          4,000 E      1000.000    4,000
                                                                                             ---------------                -------
                    **TOTAL JOB EQUIPMENT                                                            5,696 E                  5,696

          PROJECT SIGNS
125            158.150 JOB SIGN - LABOR                EACH       1     50.000                50                    70.000       70
126            158.152 JOB SIGN - SUB                  EA         1               400.000 S            400 S       400.000      400
                                                                                             ---------------                -------
                    **TOTAL PROJECT SIGNS                                                     50       400 S                    470

          FIELD OFFICES & SHEDS
127            159.100 OFFICE TRAILER                  MO         4               325.000 S          1,300 S       325.000    1,300
128            159.101 TRAILER SET UP - LABOR          EA         1    100.000               100                   140.000      140


       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    2
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
GENERAL REQUIREMENTS
          FIELD OFFICES & SHEDS
 129            159.102 TRAILER SET UP-SUB              EA        1             250,000 S               250 S     250.000       250
                                                                                           ----------------                --------
                      ** TOTAL FIELD OFFICES & SHEDS                                         100      1,550 S                 1,690

          OTHER GENERAL REQUIREMENTS
 130            180.001 JOB DESIGN COST                 LS        1              40,000 S            40,000 S      40.000    40,000
 131            180.002 PLANS & PRINTS                  LS        1             200,000 S               200 S     200.000       200
 132            180.003 A.G.C. DUES                     LS        1             840,000 S               840 S     840.000       840
                                                                                           ----------------                --------
                      ** TOTAL OTHER GENERAL REQUIREMENTS                                            41,040 S                41,040

                     *** TOTAL GENERAL REQUIREMENTS                                       22,910      8,796 E                93,476
                                                                                                     52,590 S

MISC OVERHEAD
 133            190.000 SUPERINTENDENT BONUS            LS        1            2608,000 S             2,608 S    2608.000     2,608
                                                                                           ----------------                --------
                     *** TOTAL MISC OVERHEAD                                                          2,608 S                 2,608

CONTINGENCY
 134            199.000 CONTINGENCIES                   LS        1  2500.000  2500,000 M  2,500      2,500 M      11.150    11,150
                                                                               5000,000 S             5,000 S
                                                                                           ----------------                --------
                     *** TOTAL CONTINGENCY                                                 2,500      2,500 M                11,150
                                                                                                      5,000 S

EXCAV, GRADING & BACKFILL
          EXCAVATION & BACKFILL
   1      0211  222.001 FINE GRADE FLOOR BY HAND        SQFT 37,839      .014                530                     .020       757
   2      0211  222.022 WASHED GRAVEL SLAB FILL         CUYD    532     1.787    11,470 M    951      6,102 M      18.573     9,881
                                                                                  3,913 S             2,082 S
   3   E  0111  222.101 HAND EXCAV CONTINUOUS FIG       CUYD     10     5.575                 56                    7.800        78
   4   M  0112  222.110 MACH EXCAV COLUMN FIG           CUYD     45     5.574     6,467 E    251        291 E      14.267       642
   6   E  0111  222.131 HAND BACKFILL CONTINUOUS FIG    CUYD      3     1.078                  3                    1.667         5
   7   M  0112  222.141 HAND BACKFILL @ COLUMN FIG      CUYD     32     1.078                 34                    1.500        48
                                                                                           ----------------                --------
                      ** TOTAL EXCAVATION & BACKFILL                                       1,825      6,102 M                11,411
                                                                                                        291 E
                                                                                                      2,082 S

          SOIL TREATMENT
   8      0211  225.000 SUBSOIL TERMITE TREATMENT       SQFT 37,839                .080 S             3,027 S        .080     3,027
                                                                                           ----------------                --------
                      ** TOTAL SOIL TREATMENT                                                         3,027 S                 3,027

                     *** TOTAL EXCAV, GRADING & BACKFILL                                   1,825      6,102 M                14,438
                                                                                                        391 E
                                                                                                      5,109 S

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    3
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
ROADS & WALKS
          ASPHALT PAVING
  9                 261.080 STRIPE PARKING LINES        LS          1            250.000   $           250 S    250.000          250
                                                                                           ---------------                 ---------
                         **TOTAL ASPHALT PAVING                                                        250 S                     250

          CURB & GUTTERS
 10                 262.065 CURB & GUTTER (S)           LF        400              8.500   $         3.400 S      8.500        3.400
                                                                                           ---------------                 ---------
                         **TOTAL CURB & GUTTERS                                                      3.400 S                   3.400

          WALKS
 11       1222 263.000 **CONC IN SIDEWALKS**            ****
 12  E    1222 263.000 **CONC IN SIDEWALKS**            ****
 13       1222 263.001   3000 PSI DIRECT                CUYD       14             53.000 M             742 M     56.214          787
 14  E    1222 263.001   3000 PSI DIRECT                CUYD       14             53.000 M             742 M     56.214          787
 15       1222 263.120 ER SIDEWALK EDGE FORMS           LNFT      310      .655     .124 M      203     38 M      1.048          325
 16  E    1222 263.120 ER SIDEWALK EDGE FORMS           LNFT      270      .655     .124 M      177     33 M      1.048          283
 17       1222 263.130 WRK SIDEWALK EDGE FORMS          LNFT      310      .118                  37                .165           51
 18  E    1222 263.130 WRK SIDEWALK EDGE FORMS          LNFT      270      .118                  32                .167           45
 19       1222 263.140 ER THICKENED SLAB EDGE FORM      LNFT      102     1.965     .375 M      200     38 M      3.157          322
 20  E    1222 263.140 ER THICKENED SLAB EDGE FORM      LNFT      103     1.965     .375 M      202     39 M      3.146          324
 21       1222 263.150 WRK THICKENED SLAB EDGE FORM     LF        102      .351                  36                .490           50
 22  E    1222 263.150 WRK THICKENED SLAB EDGE FORM     LF        103      .351                  36                .495           51
 23       1222 263.200 FINE GRADE FOR SIDEWALK          SQFT      884      .050                  44                .070           62
 24  E    1222 263.200 FINE GRADE FOR SIDEWALK          SQFT      894      .050                  45                .070           63
 25       1222 263.260 EXCAV & THICKENED SLAB EDGE      CUYD        5     7.094                  35              10.000           50
 26  E    1222 263.260 EXCAV & THICKENED SLAB EDGE      CUYD        5     7.094                  35              10.000           50
 27       1222 263.270 BACKFILL & THICKENED SLAB EDGE   CUYD        3     3.054                   9               4.333           13
 28  E    1222 263.270 BACKFILL & THICKENED SLAB EDGE   CUYD        3     3.054                   9               4.333           13
 29  E    1222 263.300 TROWEL & BROOM SIDEWALK          SQFT      874               .280 S             250 S       .280          250
 30       1222 263.320 SCREEN FINISH SIDEWALK           SQFT      884      .362                 320                .507          448
 33       1222 263.400 6X6-10/10 MESH                   SDS        10     2.555    6.000 M       26     60 M     10.000          100
 34  E    1222 263.400 6X6-10/10 MESH                   SDS        10     2.555    6.000 M       26     60 M     10.000          100
 35       1222 263.440 SIDEWALK REINFORCING             CVT         2    11.872   25.000 M       24     50 M     43.000           86
 36  E    1222 263.440 SIDEWALK REINFORCING             CVT         2    11.872   25.000 M       24     50 M     43.000           86
                                                                                           ---------------                 ---------
                    **TOTAL WALKS                                                             1.520  1.852 M                   4.346
                                                                                                       250 S

          CONCRETE PAVING
 37            265.065 ASPHALT PAVING (S)               SY      1.208             12.000 S          14.496 S     12.000       14.496
 38            265.065 ASPHALT PAVING (S)               SY      2,009             17.000 S          34.153 S     17.000       34.153
 39            265.066 GRAVEL PARKING (S)               SY        400              7.000 S           2.800 S      7.000        2.800
                                                                                           ---------------                 ---------
                    **TOTAL CONCRETE PAVING                                                         51.449 S                  51.449

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    4
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
ROADS & WALKS
          CONCRETE PAVING
               ***TOTAL ROADS & WALKS                                                        1.520     1.852 M             59.445
                                                                                                      55.349 S

SITE IMPROVEMENTS
          MISC SITE IMPROVEMENTS
    40         270.001 GEN. SITEWORK SUB                LS               1       3500.000 S            3.500 S 3500.000     3.500
                                                                                            ----------------             --------
                         **TOTAL MISC SITE IMPROVEMENTS                                                3.500 S              3.500

                        ***TOTAL SITE IMPROVEMENTS                                                     3.500 S              3.500

LAWNS & PLANTING
    41         280.010 LANDSCAPING/IRRIGATION           LS               1         30.000 S           30.000 S   30.000    30.000
                                                                                            ----------------             --------
                   ***TOTAL LAWNS & PLANTING                                                          30.000 S             30.000

CONCRETE FINISHING
          CONCRETE FINISHER
     42   0312 301.019 TROWEL CEMENT FINISH             SQFT        37.839           .280 S           10,595 S     .280    10.595
     43   0312 301.050 PROTECT & CURE                   SQFT        37.839   .007    .023 M    265       870 M     .034     1.286
     44        301.300 CONTROL JOINT                    LNFT           650   .250    .420 M    163       273 M     .795       517
     45        301.301 SAW CUT JOINT                    LNFT         5.655           .500 S            2.828 S     .500     2.828
                                                                                            ----------------             --------
                    **TOTAL CONCRETE FINISHER                                                  428     1.143 M             15.226
                                                                                                      13.423 S

                   ***TOTAL CONCRETE FINISHING                                                 428     1.143 M             15.226
                                                                                                      13,423 S

FORM WORK
          FORM WORK
     46 M 0112 311.120 ER COLUMN FIG EDGE FORM          SQFT           535  1.973   1.060 M  1.056       567 M    3.886     2.079
     47 M 0112 311.121 WRK COLUMN FIG EDGE FORM         SQFT           535   .273              146                 .381       204
     48   0211 311.300 ER FLOOR EDGE W/1.5 PM/SF        SQFT           293  1.973    .867 M    578 M     254 M    3.679     1.078
     49   0211 311.301 WRK FLOOR EDGE W/1.5 PM/SF       SQFT           293   .273               80                 .382       112
     51        311.304 EXPANSION JOINT                  LNFT         1.200   .200    .200 M    240       240 M     .492       590
     52        311.304 EXPANSION JOINT                  LNFT            20   .200    .200 M      4         4 M     .500        10
                                                                                            ----------------             --------
                    **TOTAL FORM WORK                                                        2.104     1.065 M              4.073

          MISC FORM WORK
     53 M      319.100 INSTALL ANCHOR BOLIS             EACH            40 10.000  10.000 M    400       400 M   24.600       984
                                                                                            ----------------             --------
                    **TOTAL MISC FORM WORK                                                     400       400 M                984

                   ***TOTAL FORM WORK                                                        2.504     1.465 M              5.057


       FILE ID - 9601                                 ESTIMATE  DETAIL  REPORT                           PAGE -       5
PROJECT JOB NO - 9601                                 ** ITEM CODE SEQUENCE **                           DATE - 02/14/96
PROJECT NAME   - NEW OFFICE/MANUFACTURING FACILITY                                                       TIME - 12:22:31
PROJECT SIZE   -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                          SEVEN NORTH PARKWAY SQUARE
                                                                                          ATLANTA, GA  30327



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                : TAX & INS INCLUDED
REF S          ITEM                                     UNIT           LAB UNIT    MAT/EQP/    TOTAL  TOTAL MAT/: TOT UNIT   TOTAL
NO. D SC ELEM  CODE      DESCRIPTION                    MEAS QUANTITY   PRICE      SUB UNIT    LABOR  EQUIP/SUB :   PRICE    PRICE
------------------------------------------------------------------------------------------------------------------------------------
REINFORCING STEEL
         RE-PARS
 54   E 0111   321.100  RE-STEEL @ CONTINUOUS FTG       CWT        5   10.739      25.000 M       54    125 M    41.600       208
 55   M 0112   321.110  RE-STEEL & COLUMN FOOTING       CWT        6   10.739      25.000 M       64    150 M    41.500       249
                                                                                            ---------------             ---------
                     ** TOTAL RE-BARS                                                            118    275 M                 457

                    *** TOTAL REINFORCING STEEL                                                  118    275 M                 457

CASH-IN-PLACE CONCRETE
         CAST-IN-PLACE CONCRETE
 56   E 0111   331.100 **CONC IN CONTINUOUS FOOTING ** ****
 57   E 0111   331.101   3000 PSI DIRECT               CUYD        8    6.000      53.000 M       48    424 M    64.500       516
 58   M 0112   331.150 **CONC IN COLUMN FOOTING **     ****
 59   M 0112   331.151   3000 PSI DIRECT               CUYD       11    6.000      53.000 M       66    583 M    64.545       710
 60     0211   331.300 **CONC IN SLAB ON GRADE**       ****
 61     0211   331.342   MIX A W/PUMP                  CUYD      736               58.500 M          43.056 M    66.010    48.583
                                                                                    4.000 E           2.944 E
                                                                                            ---------------             ---------
                      ** TOTAL CAST-IN-PLACE CONCRETE                                            114 44.063 M              49.809
                                                                                                      2.944 E

                     *** TOTAL CAST-IN-PLACE CONCRETE                                            114 44.063 M              49.809
                                                                                                      2.944 E

GROUT
 62   M        360.000   GROUT COL BASE PLATES         EA         40     3.000      3.000 M      120    120 M     7.375       295
                      ** TOTAL GROUT                                                        ---------------             ---------
                                                                                                 120    120 M                 295

MASONRY
 63   E 0411   400.001  MORTAR                         CUYD        1               50.000 M             200 M    53.000       212
 64   E 0411   400.102  FILL VOIDS W/ CONCRETE         CUYD        2    19.784     56.500 M       40    113 M    87.500       175
 65   E 0411   405.402  8X8X16 SPLIT FACE BLOCK        PCS       588                1.800 M           1.058 M     3.908     2.298
                                                                                    2.000 S           1.176 S
 66   E 0411   405.412  8" ROUND BEAM SPLIT FACE BLOCK PCS        70                2.500 M             175 M     4.657       326
                                                                                    2.000 S             140 S
 67   E 0411   425.102  8" DUR-A-WALL                  LNFT      379                 .134 M              51 M      .142        54
 68   E 0411   425.122  RE-STEEL & MASONRY             CWT         1    12.300     25.000 M        12    25 M    44.000        44
 69     0622   426.001  BRICK PAVERS                   SQFT      884      .448       .850 M       396   751 M     1.527     1.350
                                                                                            ---------------             ---------
                   ***  TOTAL MASONRY                                                             448 2.373 M               4.459
                                                                                                      1.316 S

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -  6
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
STRUCTURAL METALS
           STRUCTURAL METALS
 70  M         500.010 STRUCT. STEEL MATERIAL           LS         1              600.000 M              6,000 M 6360.000      6,360
 71  M         500.011 STRUCT. STEEL ERECTION           EA        40   25.000               1.000                  35.000      1,400
                                                                                          -------------------             ---------
                         ** TOTAL STRUCTURAL METALS                                         1.000        6,000 M               7,760

                        *** TOTAL STRUCTURAL METALS                                         1.000        6,000 M               7,760

MISC & ORNAMENTAL METAL
           EXPANSION CONTROL
 72            580.001 MISC. NAILS, ETC.                LS         1             2500.000 M              2,500 M 2650.000      2,650
                                                                                          -------------------             ---------
                       ** TOTAL EXPANSION CONTROL                                                        2,500 M               2,650

                      *** TOTAL MISC & ORNAMENTAL METAL                                                  2,500 M               2,650

ROUGH CARPENTRY
 73            601.093 F.T. 2" X 12" - 12'              BF     7,526     .280        .560 M 2.107        4,215 M     .986      7,420
                                                                                           -------------------            ---------
                      *** TOTAL ROUGH CARPENTRY                                             2.107        4,215 M               7,420

FINISH CARPENTRY
           INTERIOR TRIM
 74  M         620.106 WOOD BASE                        LF       500     .500        .380 M   250          190 M    1.104        552
 75  M         620.107 CROWN MOULD                      LF       460     .750        .390 M   345          179 M    1.463        673
                                                                                           -------------------            ---------
                       ** TOTAL INTERIOR TRIM                                                 595          369 M               1,225

           EXTERIOR TRIM
 76  M         623.046 1/2" COX PLYWOOD                 SH        12   13.000      12.780 M   156          153 M   31.750        381
 77  M         623.500 5/8" T&G PLYWOOD                 SH       100   13.000      17.100 M 1,300        1,710 M   36.330      3,633
                                                                                           -------------------            ----------
                       ** TOTAL EXTERIOR TRIM                                               1,456        1,863 M               4,014


                      *** TOTAL FINISH CARPENTRY                                            2,051        2,232 M               5,239

CUSTOM WOODWORK
 78            640.010 MILLWORK                         LS         1               10.000 S             10,000 S   10.000     10,000
                                                                                           -------------------            ----------
                      *** TOTAL CUSTOM WOODWORK                                                         10,000 S              10,000

WATERPROOF & DAMPPROOF
 79        0211  719.001 6MIL VISQUEEN SUBGRADE PAPER   SQS      417                1.900 M                792 M    2.014        840
                                                                                           -------------------            ----------
                      *** TOTAL WATERPROOF & DAMPPROOF                                                     792 M                 840

       FILE ID  - 9601                              ESTIMATE DETAIL REPORT                                        PAGE  -    7
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               : TAX & INS INCLUDED
REF  S         ITEM                                     UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION                   MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
-----------------------------------------------------------------------------------------------------------------------------------
METAL DOORS & FRAMES
  80            800.005 HOLLOW METAL-MATERIAL           LS      1             2000,000 M              2,000 M    2120.000     2,120
  81            800.005 HOLLOW METAL-MATERIAL           LS      1             4000,000 M              4,000 M    4240.000     4,240
  82            800.005 HOLLOW METAL-MATERIAL           LS      1             5000,000 M              5,000 M    5300.000     5,300
  83            800.005 HOLLOW METAL-MATERIAL           LS      1             7548,000 M              7,548 M    8001.000     8,001
  84            800.010 HOLLOW METAL FRAMES-LABOR       EAS    60      21.842              1,311                   30.583     1,835
  85            800.012 HOLLOW METAL DOORS-LABOR        EA     44      16.619                731                   23.273     1,024
  86            800.013 H.M. WINDOW FRAMES (L)          EA     26      21.842                568                   30.577       795
  87            800.020 SOLID CORE WOOD DOORS (M)       LS      1             2743,000 M              2,743 M    2908.000     2,908
  88            800.021 SOLID CORE WOOD DOORS (L)       EA     21      26.783                562                   37.476       787
                                                                                           ----------------                --------
                     *** TOTAL METAL DOORS & FRAMES                                        3,172     21,291 M                27,010

HARDWARE
  89            871.018 FINISH HARDWARE-LABOR           EA     61      12.250                747                   17.148     1,046
  90            871.019 FINISH HARDWARE-MATERIAL        LS      1             9862,000 M              9,862 M      10.454    10,454
                                                                                           ----------------                --------
                     *** TOTAL HARDWARE                                                      747      9,862 M                11,500

GLASS & GLAZING
          GLAZING                                       LS
  91            880.000 GLASS & GLAZING                         1             2000,000 S              2,000 S    2000.000     2,000
                                                                                           ----------------                --------
                      ** TOTAL GLAZING                                                                2,000 S                 2,000

                     *** TOTAL GLASS & GLAZING                                                        2,000 S                 2,000

GYPSUM DRYWALL
  92            925.025 WD STUD/D.WALL/ACOUSTIC         LS      1              108,749 S            108,749 S     108.749   108,749
                                                                                           -------- --------               --------
                     *** TOTAL GYPSUM DRYWALL                                                       108,749 S               108,749

FLOORING
           SPECIAL FLOORING
  93            970.010 FLOOR COVERING (S)              LS      1              22,499 S              22,500 S      22.500    22,500
                                                                                           ----------------                --------
                      ** TOTAL SPECIAL FLOORING                                                      22,500 S                22,500

                     *** TOTAL FLOORING                                                              22,500 S                22,500

PAINTING & WALL COVERING
           PAINTING
  94            990.100 PAINTING                        LS      1               25,129 S             25,130 S      25.130    25,130
                                                                                           ----------------                --------
                      ** TOTAL PAINTING                                                              25,130 S                25,130

       FILE ID - 9601                          ESTIMATE DETAIL REPORT                                           PAGE -    8
PROJECT JOB NO - 9601                         ** ITEM CODE SEQUENCE **                                          DATE - 02/14/96
PROJECT NAME   - NEW OFFICE/MANUFACTURING FACILITY                                                              TIME - 12:22:31
PROJECT SIZE   -  40,000 SF                                                              HORIZON MEDICAL PRODUCTS
                                                                                         SEVEN NORTH PARKWAY SQUARE
                                                                                         ATLANTA, GA 30327
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           : TAX & INS INCLUDED
REF  S         ITEM                                 UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION               MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
--------------------------------------------------------------------------------------------------------------------------------
PAINTING & WALL COVERING
           WALL COVERING
  95            995.000 VINYL WALL COVERING ALLO    RLS     40               34.000 M             1,360 M      46.050     1,842
                                                                             10.000 S               400 S
                                                                                     ------------------              ----------
                     ** TOTAL WALL COVERING                                                       1,360 M                 1,842
                                                                                                    400 S

                    *** TOTAL PAINTING & WALL COVERING                                            1,360 M                26,972
                                                                                                 25,530 S

SPECIALTIES
          COMPARTMENTS & CUBICLES
  96           1018.300 TOILET PARTITIONS-LABOR     EA      10  70.000                  700                    98.000       980
  97           1018.350 TOILET PARTITIONS-MATERI    LS       1             4120.000 M             4,120 M    4367.000     4,367
                                                                                     ------------------              ----------
                      ** TOTAL COMPARTMENTS & CUBICLES                                  700       4,120 M                 5,347

          LOCKERS
  98           1050.015 METAL LOCKERS (S)           LS       1             8000.000 S             8,000 S    8000.000     8,000
                                                                                     ------------------              ----------
                     ** TOTAL LOCKERS                                                             8,000 S                 8,000

          TOILET & BATH ACCESSORIES
  99           1080.010 TOILET ACCESSORIES-LABOR    EA      46   5.000                  230                     7.000       322
 100           1080.015 TOILET ACCESSORIES-MATER    LS       1             1762.000 M             1,762 M    1868.000     1,868
                                                                                     ------------------              ----------
                     ** TOTAL TOILET & BATH ACCESSORIES                                 230       1,762 M                 2,190

                    *** TOTAL SPECIALTIES                                               930       5,882 M                15,537
                                                                                                  8,000 S
EQUIPMENT
           FOOD SERVICE EQUIPMENT
 101           1140.100 KITCHEN EQUIPMENT (S)       LS       1             3134.000 S             3,134 S    3134.000     3,134
                                                                                     ------------------              ----------
                     ** TOTAL FOOD SERVICE EQUIPMENT                                              3,134 S                 3,134

                    *** TOTAL EQUIPMENT                                                           3,134 S                 3,134

PLUMBING SYSTEMS & EQUIP
           MISC PLBG SYSTEMS & EQUIP
 102           1546.010 PROCESS PIPING              LS       1               27.561 S            27,561 S      27.561    27,561
                                                                                     ------------------              ----------
                     ** TOTAL MISC PLBG SYSTEMS & EQUIP                                          27,561 S                27,561

       FILE ID - 9601                           ESTIMATE DETAIL REPORT                                         PAGE -    9
PROJECT JOB NO - 9601                          ** ITEM CODE SEQUENCE **                                        DATE - 02/14/96
PROJECT NAME   - NEW OFFICE/MANUFACTURING FACILITY                                                             TIME - 12:22:31
PROJECT SIZE   -  40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                        SEVEN NORTH PARKWAY SQUARE
                                                                                        ATLANTA, GA 30327
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           : TAX  & INS INCLUDED
REF  S         ITEM                                 UNIT          LAB UNIT   MAT/EQP/  TOTAL     TOTAL MAT/: TOT UNIT     TOTAL
NO.  D SC ELEM CODE       DESCRIPTION               MEAS QUANTITY  PRICE     SUB UNIT  LABOR     EQUIP/SUB :   PRICE      PRICE
--------------------------------------------------------------------------------------------------------------------------------
PLUMBING SYSTEMS & EQUIP
           PLUMBING SYSTEMS
 103           1549.000 PLUMBING                    LS      1                39.778 S            39,779 S      39.779    39,779
                                                                                     ------------------              ----------
                     ** TOTAL PLUMBING SYSTEMS                                                   39,779 S                39,779

                    *** TOTAL PLUMBING SYSTEMS & EQUIP                                           67,340 S                67,340


HVAC SYSTEMS & EQUIPMENT
           HVAC SYSTEMS & EQUIP
 104           1599.000 H.V.A.C.                    LS      1               159.999 S           160,000 S     160,000   160,000
                                                                                     ------------------              ----------
                     ** TOTAL HVAC SYSTEMS & EQUIP                                              160,000 S               160,000

                    *** TOTAL HVAC SYSTEMS & EQUIPMENT                                          160,000 S               160,000


ELEC SYSTEMS & EQUIPMENT
           MISC ELECTRIC SYSTEMS
 105           1666.000 COMPUTER CABLING            LS      1              7000.000 S             7,000 S    7000.000     7,000
                                                                                     ------------------              ----------
                     ** TOTAL MISC ELECTRIC SYSTEMS                                               7,000 S                 7,000

          TELEPHONE SYSTEMS
 106           1680.000 TELEPHONE SYSTEM            LS       1               15.000 S            15,000 S      15,000    15,000
                                                                                     ------------------              ----------
                     ** TELEPHONE SYSTEMS                                                        15,000 S                15,000

          SECURITY, ALARM & DETECTION
 107           1691.000 SECURITY SYSTEM             LS       1             5000.000 S             5,000 S    5000.000     5,000
                                                                                     ------------------              ----------
                     ** TOTAL SECURITY, ALARM DETECTION                                           5,000 S                 5,000


           ELECTRICAL SYSTEMS
 108           1699.000 ELECTRICAL CONTRACT         LS       1              156.999 S           157,000 S     157,000   157,000
                                                                                     ------------------              ----------
                     ** TOTAL ELECTRICAL SYSTEMS                                                157,000 S               157,000

                    *** TOTAL ELEC SYSTEMS & EQUIPMENT                                          184,000 S               184,000

                  ***** GRAND TOTAL                                                    42,494   114,027 M               952,571
                                                                                                 12,031 E
                                                                                                760,148 S

       FILE ID  - 9601                      GENERAL CONTRACTOR SUMMARY OF ESTIMATE                                PAGE  -    1
PROJECT JOB NO. - 9601                             ** ITEM CODE SEQUENCE **                                       DATE  -  02/14/96
PROJECT NAME    - NEW OFFICE/MANUFACTURING FACILITY                                                               TIME  -  12:22:31
PROJECT SIZE    -    40,000 SF                                                             HORIZON MEDICAL PRODUCTS
                                                                                           SEVEN NORTH PARKWAY SQUARE
                                                                                           ATLANTA, GA 30327
-----------------------------------------------------------------------------------------------------------------------------------

                                                          ESTIMATE TOTALS
Labor                                                                                          42,494
     Labor burden & Total labor                                       40.00                    17,035                   59,529
Material                                                                                      114,027
     Sales tax & Total material                                        6.00                     6,836                  120,863
Subcontract                                                                                                            760,148
Equipment                                                                                                               12,031
     Equipment surcharge
Other expenses
Gross cost                                                                                                             952,571


     Gross receipts tax
     Overhead  8.0% OF GROSS COST                                                              76,205
     Fee  7.0% OF GROSS COST                                                                   66,679
     Builder's risk insurance                                           .15                     1,661
     General contractor's bond                                                                 10,867
     Subcontract bond



Total bid                                                                                                            1,107,984

                      [LANGFORD CONSTRUCTION CO. LETTERHEAD]

                                   MEMORANDUM

To:       Marshall Hunt
From:     Phil Langford
Date:     02/13/96

  Re:     Horizon Medical Products
          Manchester, Georgia

Please find changes to pricing for the aforementioned project as follows:

     Omit curb & gutter:  Install bumpers                                         (2,260.00)
     Omit employee walks:  Provide gravel                                         (3,676.00)
     Omit additional parking:  work within original cost                         (18,449.00)
     Omit additional sawn joints                                                  (1,541.00)
     Omit form work @ mezzanine footings                                          (2,293.00)
     Omit anchor bolts @ mezzanine                                                  (984.00)
     Omit rebar @ mezzanine & HVAC curtain wall                                     (457.00)
     Omit concrete @ HVAC curtain wall                                              (516.00)
     Omit concrete @ mezzanine footings                                             (710.00)
     Omit grout @ mezzanine footings                                                (295.00)
     Omit masonry @ HVAC curtain walls                                            (3,109.00)
     Omit structural steel @ mezzanine                                            (7,760.00)
     Omit metal lockers (provide benches only)                                    (6,643.87)
     Omit exterior lighting                                                      (18,000.00)
     Reduce cost for 230 volt process power                                       (6,000.00)
     All allowance for special finishes                                          (10,000.00)
     Minimum electrical in 20,000 s.f. space                                      (4,500.00)
     Reduce Bond to $705,000.00                                                   (3,227.00)

               Changes to date                                                   (70,420.87)
               15% OH & Profit                                                   (10,563.17)
                                                                              -------------
               Total changes                                                     (80,984.00)

Current Estimate Detail Report                                                 1,107,984.00
          Total Changes                                                           80,984.00
                                                                              -------------
          Total contract amount                                               $1,027,000.00

Please review and advise.

                                             Thanks,

                                             /s/ A. PHILIP LANGFORD
                                             ----------------------
                                                 A. Philip Langford

                                   EXHIBIT "H"

                                COMMITMENT LETTER

                        Manchester Development Authority
                    P.O. Box 583   Manchester, Georgia 31816
                                  706 846-8438

DIRECTORS:                                                    DIRECTORS:
Tyron Elliott, CHAIRMAN                                       Greg Hale
Judy Foster, SECRETARY                                        Willie Holloway
David Jordan, TREASURER                                       Ben W. Key, Jr.
Harry Barnes                                                  Leonard R. Meadows
M. B. Guy, Jr.                                                Jimmy NeSmith

                                 March 11, 1996

Horizon Medical Products, Inc.
Seven North Parkway Square
4200 Northside Parkway, N.W.
Atlanta, Georgia 30327

         Re: Letter of Intent

Gentlemen:

This letter of intent supersedes all previous negotiations, agreements and understandings, whether or not written, and specifically our letters of November 30, 1995, December 1, 1995 and December 4, 1995.

This letter will serve as a summary of the agreements reached in a series of meetings among your company, the Manchester Development Authority ("MDA"), Columbus Bank and Trust Company ("CB&T"), F&M Bank of Manchester ("F&M") and the Meriwether County Industrial Development Authority ("Meriwether") and shall serve as the memorialization of our understanding regarding improvements to our building in the Manchester Industrial Park, the financing of same, your lease of the lot and a portion of the building and your relocation of your facility to our building ("the Project").

                             LEASEHOLD IMPROVEMENTS

1.0 Your company has been in consultation in recent weeks with Langford Construction Company of Lagrange, Georgia ("Langford"). They are preparing at your direction plans and specifications for the buildout of 20,000 square feet of our 40,000 square foot building in Lot 12 of the Manchester Industrial Park. These plans include both basic improvements to the entire building, including a concrete slab, and other similar items, as well as very specific improvements necessary for your use of the building to manufacture medical products. These plans are being drawn to your specifications and will comprise the basis for two contracts we will let for these improvements and will be the subject of the formal lease agreement we will enter with you.

1.2 One contract ("the basic contract", a proposed copy of which is attached hereto) will be in the amount of $150,000.00 for the infrastructure improvements to our building. While we expect that contract to be with Langford, we are required to competitively bid this Contract for grant purposes.

1.3 The basic contract will be funded by a loan to the MDA from what will be the Meriwether County/City of Manchester Joint Revolving Loan Fund ("RLF"). This loan (in the amount of $150,000.00) shall be amortized over 14 years at 3.75% interest and shall require annual payments of $14,000.00. The MDA shall use a portion of the lease payments made by Horizon for this repayment. This loan will be secured by a second Deed To Secure Debt on the real estate (Lot 12).

1.4 It is understood by the parties that in order to fund the RLF the City of Manchester and Meriwether County will apply for an Employment Incentive Program ("EIP") grant in the amount of $157,895.00 which (except for an administrative fee of $7,895.00) shall fund the RLF account.

1.5 The grant process is expected to take two to three months, and the Construction Funds must flow directly from the revolving loan account to the contractor for direct improvements. This source will be used to fully fund the basic contract.

1.6 Horizon agrees to use its best efforts in the documentation necessary for this grant. As part of the grant conditions, fifty jobs will be created, thirty eight of which will be new local jobs, and of those jobs, fifty one (51%) per cent will be offered to persons whose household income fits the definition of low income as defined by the Department of Community Affairs, if such number of persons make application for employment and are otherwise qualified for employment.

1.7 These jobs must be in place not later than two years after the date the building is certified for occupancy by the Contractor and Architect. A job is defined as one that requires a 40 hour work week or its equivalent, such as two part-time jobs of twenty (20) hours each. In the event Horizon fails to meet this requirement and penalties are assessed against the MDA, those penalties will be assumed and paid by Horizon.

1.8 The second contract ("the general contract", a proposed copy of which is attached) will be in the amount of $877,000.00 and will also be with Langford. It will provide for the detailed completion of the portion of our building to be leased to you, and will be based upon the exact plans and specification drafted by Hal Herndon & Associates at your direction and approved by you. It will be set forth in both construction contracts that Horizon is a party (tenant) for the purpose of asserting claims against the contractor for damages from breach of the contracts; however, it will be clearly stated that Horizon has no financial obligation to the contractor and that the MDA ("owner") is responsible for payment of construction contract costs.

1.9 The MDA will receive the balance of Project financing from three (3) sources. The primary source will be tax-exempt revenue bonds issued by the MDA, which will be discussed herein, in the amount of $705,000.00; the secondary source will be a REBA grant in the amount of $80,000.00; and the third source will be part of a private loan of $528,000.00 to be made to the MDA by the F & M Bank and Trust Company of Manchester (F&M), in joint participation with CB&T.

1.10 Subject to approval by all parties based upon approved plans, both the basic and general contracts will be let simultaneously with the execution of this agreement, provided, all other financing is firmly committed. The requirements for financing include an executed lease agreement by and between the MDA and Horizon. The lease agreement is dependent upon approval of the plans and specifications prepared by Hal Herndon & Associates, P.C. by all parties and issuance of all necessary development permits and licenses. During construction, in lieu of plan approval and inspections by the City of Manchester, the City requires your architect, Hal Herndon & Associates, P.C., provide the City with affidavits of construction compliance in accordance with Article 1 of the Standard Building Code. Any fees or charges for this service shall be fully borne by Horizon, at no additional cost to the MDA or City of Manchester. This procedure will expedite the construction process and allow the City to issue building permits in order that construction may begin immediately.

1.11 The private financing will be in accordance with a commitment letter from F&M which is being prepared simultaneously with this document and which, by reference, is made a part of this document.

1.12 The private loan will be closed in accordance with the commitment letter from F&M based upon the following schedule:

     (a) It is anticipated that the plans and specifications for our building will be completed and approved by all parties no later than the date this document is executed by the parties.

     (b) It is anticipated that the two (2) construction contracts will be finalized and executed by the parties no later than March 15, 1996.

     (c) It is anticipated that an interim lease agreement (as distinguished from the bond lease agreement) between the MDA and Horizon will be prepared and executed no later than March 15, 1996.

    (d) Application for the EIP/REBA grants will be filed with DCA no later than March 15, 1996.

    (e) The private loan will be closed upon completion of items (a), (b), (c) and (d) above, and upon compliance with the terms of the commitment letter from F&M no later than March 15, 1996; and

    (f) The Tax-Exempt Revenue Bond will be closed no later than May 1, 1996, unless otherwise extended by the parties hereto.

These completion and execution dates set forth above are good faith estimates, and we will employ our best efforts to expedite the closing as much as possible.

                   RELOCATION AND LEASEHOLD IMPROVEMENT COSTS

2.0 The MDA will reimburse Horizon for relocation and leasehold improvements costs in an amount not to exceed $209,000.00. Horizon shall submit to the MDA an invoice detailing the nature, amount, and to whom such costs are owed or have been paid. We will pay this item from our private loan from F&M as described above.

                               TRANSACTION COSTS

3.0 Since the total amount of the bond proceeds of $705,000.00 will be applied to construction costs, the various transaction costs (outlined below) associated with the project will be paid by us from our loan from F&M. In addition to the $301,000.00 previously mentioned, that loan will contain provision for the following payments of transaction costs which are our total commitment in this area other than filing/recording costs and miscellaneous expenses relating to the closings, which may vary:

King & Spalding (bond fees)                $ 25,000.00
King & Spalding (lease preparation)           5,000.00
Dan McRae (Meriwether legal)                  5,000.00
Bond Trustee                                  7,500.00
Mullins & Whalen (MDA legal)                 15,000.00
Allen Kamensky (CB&T legal)                  12,500.00
Nat Slaughter (Horizon legal)                12,500.00
Reid Davidson (Horizon real estate
   commissions on the lease)                 41,000.00
Title Insurance                               2,500.00
Filing and Recording Costs
Miscellaneous Expenses
                                           -----------
TOTAL                                      $126,000.00

                          TAX LEVY AGREEMENT WITH CITY

4.0 Our existing debt on the building and Lot 12 in the amount of approximately $101,000.00 will be refinanced as part of the private loan from F&M. We will issue to F&M a deed to secure debt (which will be subordinate to the bond issue and the RLF loan) and fund the repayment of the private loan from our operating revenues, provided under a Tax Levy Agreement with the City of Manchester which, based on current taxable value, should yield approximately $80,000.00 per annum. Those revenues will be paid to us for an 11 year period or until the F&M loan is repaid, whichever is occurs first, beginning January 1, 1997.

                           INTERGOVERNMENTAL CONTRACT

5.0 The MDA also has a commitment to enter into an intergovernmental contract with the Meriwether Industrial Development Authority providing for payments to the MDA of $15,000.00 per year for ten (10) years or until the F&M loan of $528,000.00 is repaid, whichever occurs first. These payments will also begin January 1, 1997. As a condition of this contract, the MDA, through covenants in its lease with Horizon, must provide sufficient new job opportunities within Meriwether County.

                                  REVENUE BONDS

6.0 The MDA will issue $705,000.00 in tax-exempt revenue bonds through King & Spalding as bond counsel, which bonds shall be purchased by CB&T, who is committed to buy the entire issue, and shall bear interest at a rate not to exceed six (6%) per cent per annum. A formal bond lease will be executed by the parties which will be identical in all material respects with the terms of the interim lease. Since only quarterly payments of interest will be made during the first year from the date of certification of the building for occupancy, the principal and interest will be amortized over the next 151 months through revenues derived solely from the lease with Horizon. The repayment of the bonds will be based upon $80,000.00 of each year's lease payments (years 2 through 13).

6.1 All bond payments will be personally and unconditionally guaranteed by Cardiac Medical, Inc., Marshall B. Hunt, William E. Peterson, Jr., and Roy C. Mallady, Jr.; and further secured by the following collateral: stock in Cardiac pledged by Peterson; assignment of life insurance policies in the amount of $250,000.00 on Hunt; and a Deed To Secure Debt on realty in Walton County, Georgia, owned by Mallady; upon the same terms as previously pledged to CB&T.

                                 LEASE AGREEMENT

7.1 We commit to lease 20,000 square feet of our building and our entire Lot 12 in the industrial park to you on the following terms:

7.2 The lease term shall begin immediately upon its execution by all parties, but no rent will be due until the date the building is certified for occupancy by the contractor and by the architect, Hal Herndon & Associates, P.C., as having been completed according to the plans and specifications attached to the interim lease (the "construction period"). If you dispute their determination of that fact, we agree that the matter will be referred to Hal Herndon & Associates, the architects, whose determination shall be binding on the parties. We agree that the sole test for occupancy is whether or not the building has been completed according to the plans and specifications, and not whether any particular certification has been given by the FDA or any other governmental agency.

7.3 In addition to the construction period, the lease will run for 163 months from the date the building is certified for occupancy by the Contractor and Architect. Rent during the first twelve (12) months will consist of four quarterly payments of interest only, in the approximate amount of $10,575.00 each, due August 1, 1996, November 1, 1996, February 1, 1997 and May 1, 1997. Beginning on the first anniversary of the date the building is certified for occupancy by the Contractor and Architect on the first day of each of the next 150 months thereafter, rental payments of $7,833.33 per month will be required ($94,000.00 total per year). From the total annual lease payments, the MDA will apply $80,000.00 per year to amortize the bonds and $14,000.00 to amortize the RLF loan. Horizon shall have the option to terminate the lease after the eleventh (llth) year (from the date the building is certified for occupancy) with no further recourse against Horizon by the MDA, other than its remedy under the lease of dispossession.

7.4 During the lease term, Horizon will maintain the facility and grounds, and shall keep in place a fire and casualty insurance policy in an amount equal to the replacement value of the facility, and shall show the loss payees as the MDA, CB&T, F&M, County of Meriwether, Georgia, and City of Manchester, Georgia, as their interest may appear. Such policy shall be in force and include the construction stage.

7.5 Horizon shall also maintain general liability insurance in an amount acceptable to the MDA, and shall agree to indemnify and hold harmless the MDA from any and all claims arising from the use and occupancy of the leased premises.

7.6 It is contemplated that there will be no ad valorem tax liability, either to the MDA or Horizon's interest in the real property subject to the lease, but there will be tax liability to Horizon for its personal property located on the premises.

7.7 The lease will provide that Horizon shall have exclusive right to use Lot 12 (outside of the building), other than the ingress and egress and parking requirements which a subsequent lease of the remaining 20,000 square feet may entail. Except for parking, the MDA shall not use the lot in any other manner during the lease and shall not make any improvements to it; however, subject to options granted to Horizon, the MDA reserves the right to use and occupy the remaining 20,000 square feet of its building. Horizon may make any improvements at its own expense on Lot 12, provided plans for improvements are first approved in writing by the MDA. This right may be assigned. The MDA agrees to cooperate with Horizon in subordinating its lease and to work diligently and in good faith with Horizon toward obtaining local financing of such improvements.

                                    OPTIONS

The MDA shall grant to Horizon the following options:

8.0 RENEWAL OF LEASE. Horizon shall have the right to renew the lease for one
(1) additional five (5) year term on the same terms and conditions in the lease for the original term.

8.1 ADDITIONAL SPACE. YEARS ONE (1) THROUGH FIVE (5). Horizon shall have for five (5) years (beginning on the date of the commencement of the lease term for the improved 20,000 square feet.), the option to lease the remaining 20,000 square feet of the building on Lot 12 on an as-is basis at a price of $20,000.00 per year (paid monthly). Horizon may make improvements in that space at its expense with MDA approval, which shall not be unreasonably withheld. MDA agrees to work diligently and in good faith with Horizon toward obtaining revenue bond or other financing of such construction. In the event such financing is obtained by the MDA for such improvements, the rent for the additional space will be adjusted to reflect an amount and term that would completely amortize the cost fo the improvements including transaction costs.

8.2 ADDITIONAL SPACE. YEARS SIX (6) THROUGH TEN (10). For an additional five (5) years, Horizon shall have a first refusal right to the space and shall have the right to rent the same upon the same terms and conditions as any bona fide offer or, in the alternative, to rent the same on an "as is" basis for an annual rental of $20,000.00, paid monthly. Horizon may make improvements in that space at its expense with MDA approval, which shall not be unreasonably withheld. MDA agrees to work diligently and in good faith with Horizon toward obtaining local bond or other financing of such construction. In the event such financing is obtained by the MDA for such improvements, the rent for the additional space will be adjusted to reflect an amount and term that would completely amortize the cost of the improvements including transaction costs.

8.3 ADDITIONAL SPACE. YEARS ELEVEN (11) THROUGH SIXTEEN (16). For an additional six (6) years, Horizon shall have a first refusal right to the space and shall have the right to the space and shall have the right to rent the same upon the same terms and conditions as any bona fide offer or, in the alternative, to rent the same on an as-is basis for an annual rental of $50,000.00, paid monthly. Horizon may make improvements in that space at its expense with MDA approval, which shall not be unreasonably withheld. MDA agrees to work diligently and in good faith with Horizon toward obtaining local bond or other financing of such construction. In the event such financing is obtained by the MDA for such improvements, the rent for the additional space will be adjusted to reflect an amount and term that would completely amortize the cost of the improvements including transaction costs.

8.4 OPTION TO PURCHASE LOT 11. Horizon shall have the right to purchase Lot 11 in the Manchester Industrial Park (8.91 acres) from the MDA at any time during the lease for the sum of $6,500.00 per acre This right may be assigned by Horizon.

8.5 OPTION TO PURCHASE BUILDING AND LOT 12. Horizon shall have the right at any time during the lease, or any renewals of the lease, to purchase the building and Lot 12 for the cash price which shall be composed of the following sums:

(a) the remaining balance on the bonded indebtedness; plus

(b) the RLF loan of $150,000.00, less the amount of the lease payments by Horizon which have been applied to the principal of said loan as of the date of purchase; plus

(c) the equity of the MDA in the building in the amount of $730,000,00 (from which the payoff of the F&M loan will be made).

                                     NOTICES

9.0 The lease will provide that all notices, including the exercise of options, shall be in writing, shall be sent to the addresses shown on the lease, and shall be given not later than 60 days before the end of a term for renewal and purchase options.

A copy of the legal description of Lot 12 was attached to our previous letter and will not be included again since everyone has a copy.

We will promptly have prepared and finalized, each with your approval, (i) a letter of commitment from CB&T to purchase the $705,000.00 Tax-Exempt Revenue Bonds described above to be issued by the MDA, (ii) a commitment letter from F&M for the $528,000.00 loan described above, (iii) a tax levy contract with the City of Manchester agreeing to levy and collect up to 3.0 mills of ad valorem tax per annum and turn the proceeds over to the MDA for operating purposes (this levy shall be for eleven (11) years or until the private loan is fully repaid); and (iv) a commitment letter from the Meriwether County Development Authority to enter into an intergovernmental agreement with the MDA providing for the payment of $15,000.00 per year for ten (10) years or until the private loan is repaid.

This Project is contingent on the timely approval and funding of the EIP and REBA grants, in the full amounts applied for. In the event either or both grants are not approved, or funds therefor are not timely available, the MDA will be unable to complete the transactions as contemplated. As a contingency plan, should these grants not be approved or fully funded, the Authority anticipates its tax levy from the City, together with that portion of schedule lease payments intended to be available for repayment of the RLF loan, will allow it to borrow the difference required. We have your assurance that Horizon and its principals (Cardiac Medical, Inc., Marshall B. Hunt, William E. Peterson, Jr., and Roy C. Mallady, Jr.) will, consent to co-sign such additional note as a maker. It is understood that neither CB&T or F&M have made any commitment to the MDA for such additional financing at this time, nor has the City of Manchester agreed to any extension of the tax levy agreement beyond 11 years.

                                    Sincerely,

                                    Manchester Development Authority

                                    /s/ Tyron Elliott
                                    --------------------------------
                                        Tyron Elliott, Chairman

Accepted by:


                                    HORIZON MEDICAL PRODUCTS, INC.

                                    By: /s/ William E. Peterson, Jr.
                                        ----------------------------
                                            William E. Peterson, Jr.
                                            President


                                    Attest:  /s/
                                           -------------------------
(Seal)                                          Secretary


                                    COLUMBUS BANK & TRUST COMPANY

                                    By: /s/ J. Theodore Edgar, Jr.
                                        -------------------------------
                                            J. Theodore Edgar, Jr., V-P

                                    F & M BANK & TRUST COMPANY OF
                                    MANCHESTER

                                    By: /s/ Brent Kersey
                                        -------------------------------
                                            Brent Kersey, President

County of Meriwether, Georgia       City of Manchester, Georgia


By: /s/ Carl Garner                 By: /s/ Dorsey Wilson
   --------------------------          --------------------------------
        Carl Garner, Chairman               Dorsey Wilson, Mayor



Meriwether County Development Authority

By: /s/ Ken Barnes
   --------------------------
        Ken Barnes, Chairman

                                   EXHIBIT "I"

                                     BUDGET

                           SOURCES AND USES OF FUNDS

SOURCES

Private Loan from F&M                    $  528,000.00
Revenue Bonds (CB&T)                        705,000.00
RLF Loan (EIP grant)                        150,000.00
REBA grant (leasehold improvements)          85,000.00
                                         -------------

         Total Project Revenues          $1,468,000.00

USES OF FUNDS

General Contract                         $  877,000.00
Basic Contract                              150,000.00
Relocation Costs to Horizon                 209,000.00
Payoff - F&M existing loan                  101,765.00
Transaction Fees & Costs:
    King & Spalding - bond counsel           25,000.00
    King & Spalding - interim lease           5,000.00
    Self, Mullins - fees                     12,500.00
    Slaughter & Virgin - fees                12,500.00
    Mullins & Whalen - fees                  15,000.00
    Chamberlain, - fees                       5,000.00
    Davidson Associates, Inc.                41,000.00
    Bond Trustee's fees                       7,500.00
    Title Certificate/Insurance               2,500.00
                                         -------------

         Total Project Costs             $1,463,376.00

         Net Revenue over Expenses       $    4,235.00